DELAWARE POOLED® TRUST

The Large-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Select 20 Portfolio
(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement to the Portfolios’ Prospectus
dated February 28, 2014

The following is added to the “Portfolio summaries” for The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio under “Who manages the Portfolio? — Investment manager” and after the last paragraph in the section entitled “Management of the Trust — Investment Advisors”:

Delaware Investments has signed an agreement with its Focus Growth Equity Team, the Portfolios’ current portfolio management team, to establish a new joint venture called Jackson Square Partners. Delaware Management Company has obtained Board approval to appoint Jackson Square Partners as the sub-advisor to The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio and to authorize a proxy solicitation to obtain the requisite prior shareholder approval. If the new sub-advisory arrangements are not approved by shareholders, Delaware Management Company will pursue an alternative recommendation and the Portfolios’ Board of Trustees will determine an appropriate course of action.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated February 28, 2014.

DELAWARE POOLED® TRUST

The High-Yield Bond Portfolio (the “Portfolio”)

Supplement to the Portfolio’s Statutory Prospectus dated February 28, 2014

On November 20, 2013, the Board of Trustees of Delaware Pooled Trust voted to increase the exposure limitations on the Portfolio’s ability to invest in emerging markets securities. These changes will be effective sixty (60) days after the date of this Supplement (the “Effective Date”).

Until the Effective Date, the following information replaces the section entitled, “Risk Factors — Foreign, Information, and Inefficient Market Risks”.

Foreign, Information, and Inefficient Market Risks: Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations, or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than U.S. markets and a portfolio may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Portfolios strive to manage them: The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios will invest in securities of foreign issuers, which normally are denominated in foreign currencies, and may hold foreign currencies directly. The Real Estate Investment Trust II and The Select 20 Portfolios may each invest up to 10% of their respective total assets and The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, and The Core Focus Fixed Income Portfolios may each invest up to 20% of their respective total assets in foreign securities. The High-Yield Bond Portfolio may invest up to 25% of its total assets in foreign securities. The Core Plus Fixed Income Portfolio may invest up to 30% of its total assets in foreign securities. The Focus Smid-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Large-Cap Growth Equity, The Real Estate Investment Trust II, and The Select 20 Portfolios each may invest up to 10% of their total assets in emerging market securities.

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For those Portfolios investing primarily in foreign securities, the Manager attempts to reduce the risks presented by such investments by conducting worldwide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2014.

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DELAWARE POOLED® TRUST

The High-Yield Bond Portfolio (the “Portfolio”)

Supplement to the Portfolio’s Statement of Additional Information
dated February 28, 2014

On November 20, 2013, the Board of Trustees of Delaware Pooled Trust voted to increase the exposure limitations on the Portfolio’s ability to invest in emerging markets securities. These changes will be effective sixty (60) days after the date of this Supplement (the “Effective Date”).

Until the Effective Date, the following information replaces the second paragraph in the section entitled, “Investment Strategies and Risks – Foreign Investments”:

     The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios with respect to up to 20%, 20%, 20%, 10%, 10%, 10%, 20%, 25%, and 30%, respectively, of their respective total assets will invest in securities of foreign issuers and may hold foreign currency. The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios may invest without limitation in foreign securities and hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped, or emerging country. The International Equity, The Large-Cap Growth Equity, The Labor Select International Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, and The Select 20 Portfolios will not invest, at the time of purchase, more than 10% of its net assets in emerging markets securities. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments, which could affect investments in securities of issuers in those nations.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2014.

DELAWARE POOLED® TRUST

F E B R U A R Y 2 8, 2 0 1 4

U.S. EQUITIES	Nasdaq ticker symbols
The Large-Cap Growth Equity Portfolio	DPLGX
The Large-Cap Value Equity Portfolio	DPDEX
The Focus Smid-Cap Growth Equity Portfolio	DCGTX
The Real Estate Investment Trust Portfolio II	DPRTX
The Select 20 Portfolio	DPCEX

INTERNATIONAL EQUITIES
The International Equity Portfolio	DPIEX
The Labor Select International Equity Portfolio	DELPX
The Emerging Markets Portfolio	DPEMX
The Emerging Markets Portfolio II	DPEGX

U.S. FIXED INCOME
The Core Focus Fixed Income Portfolio	DCFIX
The High-Yield Bond Portfolio	DPHYX
The Core Plus Fixed Income Portfolio	DCPFX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Delaware Pooled® Trust

Prospectus February 28, 2014

This Prospectus offers 12 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net worth individuals. Delaware Pooled Trust (Trust) is designed to meet the investment needs of discerning institutional investors and high net worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED	FIXED INCOME ORIENTED
The Large-Cap Growth Equity Portfolio	The Core Focus Fixed Income Portfolio
The Large-Cap Value Equity Portfolio	The High-Yield Bond Portfolio
The Focus Smid-Cap Growth Equity Portfolio	The Core Plus Fixed Income Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II

Portfolio summary:	The Large-Cap Growth
Equity Portfolio

What is the Portfolio’s investment objective?

The Large-Cap Growth Equity Portfolio seeks capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.55%
	Distribution and service (12b-1) fees	none
	Other expenses	0.10%
	Total annual portfolio operating expenses	0.65%
	Fee waivers and expense reimbursements	(0.00%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.65%

Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$66
	3 years	$208
	5 years	$362
	10 years	$810

[1] The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.65% of the Portfolio’s average daily net assets from Feb. 27, 2014 through Feb. 27, 2015. The waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we will generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $1,371.7 million to approximately $446.8 billion as of Jan. 31, 2014, the Portfolio will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom-up approach, we seek to select securities of companies that have large market opportunities. Companies that have large market opportunities are those that, in our opinion, may have a large demand or market for their goods or services. We also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

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What are the Portfolio’s principal investment strategies? (continued)

Although we tend to hold a relatively focused portfolio of between 25 and 40 stocks, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Portfolio may also invest in other securities, including preferred stock, real estate investment trusts (REITs), warrants, equity and debt securities that are convertible into stocks, debt securities of government and corporate issuers and investment company securities, futures, and options. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Real estate industry risk

This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Futures and options risk

The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

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How has The Large-Cap Growth Equity Portfolio performed?
Year-by-year total return (The Large-Cap Growth Equity Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Large-Cap Growth Equity Portfolio’s highest quarterly return was 16.08% for the quarter ended March 31, 2012 and its lowest quarterly return was -22.25% for the quarter ended Dec. 31, 2008.

Average annual total returns for periods ended December 31, 2013
The Large-Cap Growth Equity Portfolio	1 year	5 years	Lifetime (11/1/05-12/31/13)
Return before taxes	34.81%	22.62%	8.14%
Return after taxes on distributions	34.70%	22.55%	8.07%
Return after taxes on distributions and sale of Portfolio shares	19.79%	18.64%	6.57%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	33.48%	20.39%	11.14%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	November 2005
Christopher M. Ericksen, CFA	Vice President, Portfolio Manager, Equity Analyst	November 2005
Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	November 2005
Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer — Focus Growth Equity	November 2005

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

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Portfolio summary:	The Large-Cap Value
Equity Portfolio

What is the Portfolio’s investment objective?

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.55%
	Distribution and service (12b-1) fees	none
	Other expenses	0.17%
	Total annual portfolio operating expenses	0.72%
	Fee waivers and expense reimbursements	(0.02%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.70%

Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$72
	3 years	$228
	5 years	$399
	10 years	$893

[1] The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.70% of the Portfolio’s average daily net assets from Feb. 27, 2014 through Feb. 27, 2015. The waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. We follow a value-oriented investment philosophy in selecting stocks for the Portfolio using a research-intensive approach that considers factors such as: security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company; favorable earning prospects and dividend yield; the financial condition of the issuer; and various qualitative factors. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. We also consider a company’s plans for future operations on a selective basis.

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of large-capitalization companies (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, we may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry sector.

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What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Large-Cap Value Equity Portfolio performed?

Year-by-year total return (The Large-Cap Value Equity Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio’s highest quarterly return was 14.29% for the quarter ended Dec. 31, 2011 and its lowest quarterly return was -13.21% for the quarter ended Dec. 31, 2008.

Average annual total returns for periods ended December 31, 2013
The Large-Cap Value Equity Portfolio	1 year	5 years	10 years
Return before taxes	33.13%	18.39%	7.92%
Return after taxes on distributions	32.57%	17.94%	7.41%
Return after taxes on distributions and sale of Portfolio shares	19.20%	15.01%	6.49%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	32.53%	16.67%	7.58%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

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Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	December 2008
Nikhil G. Lalvani, CFA	Vice President, Senior Portfolio Manager	October 2006
Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager	April 2006
D. Tysen Nutt, Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader	April 2006
Robert A. Vogel, Jr., CFA	Vice President, Senior Portfolio Manager	April 2006

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

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Portfolio summary:	The Focus Smid-Cap Growth Equity Portfolio

What is the Portfolio’s investment objective?

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	0.14%
	Total annual portfolio operating expenses	0.89%
	Fee waivers and expense reimbursements	(0.00%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.89%

Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$91
	3 years	$284
	5 years	$493
	10 years	$1,096

[1] The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.92% of the Portfolio’s average daily net assets from Feb. 27, 2014 through Feb. 27, 2015. The waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio invests primarily in common stocks of growth-oriented companies that its investment manager, Delaware Management Company (Manager), believes have long-term capital appreciation potential and expect to grow faster than the U.S. economy. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of small- and mid-capitalization companies (80% policy). The Portfolio’s 80% policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. For purposes of this Portfolio, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. The two indices listed above are for purposes of determining range and not for targeting portfolio management. As of Jan. 31, 2014, the Russell 2000 Growth Index had a market capitalization range between $14.5 million and $5.9 billion, and the Russell Midcap Growth Index had a market capitalization range between $1,371.7 million and $31.3 billion. The market capitalization range for the indices listed above will change on a periodic basis. A company’s market capitalization is determined based on its current market capitalization.

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What are the Portfolio’s principal investment strategies? (continued)

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small and mid-capitalization companies (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom-up approach, we seek to select securities of companies that have large market opportunities. Companies that have large market opportunities are those that, in our opinion, may have a large demand or market for their goods or services. We also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

The Portfolio generally holds 25 to 30 stocks, although from time to time the Portfolio may hold fewer or more names depending on our assessment of the investment opportunities available. In addition, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Portfolio if the security or industry were to experience a period of slow or declining growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Portfolio may engage in options and futures transactions. In addition, the Portfolio may invest up to 20% of its assets in foreign securities, which may include global depositary receipts (GDRs) and, without limitation, in sponsored and unsponsored American depositary receipts (ADRs) that are actively traded in the United States. The Portfolio may invest up to 10% of its net assets in emerging market securities.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates	Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.
Market risk	The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Limited number of stocks risk	The possibility that a single security’s increase or decrease in value may have a greater impact on the fund’s value and total return because the fund may hold larger positions in fewer securities than other funds.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated.

8

What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Counterparty risk

The risk that a counterparty to a derivative contract (such as a futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Focus Smid-Cap Growth Equity Portfolio performed?
Year-by-year total return (The Focus Smid-Cap Growth Equity Portfolio)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Focus Smid-Cap Growth Equity Portfolio’s highest quarterly return was 27.04% for the quarter ended June 30, 2009 and its lowest quarterly return was -24.94% for the quarter ended Dec. 31, 2008.

Average annual total returns for periods ended December 31, 2013
The Focus Smid-Cap Growth Equity Portfolio	1 year	5 years	10 years
Return before taxes	40.42%	29.95%	11.85%
Return after taxes on distributions	40.40%	29.86%	11.48%
Return after taxes on distributions and sale of Portfolio shares	22.89%	25.10%	9.75%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses, or taxes)	40.65%	24.02%	9.98%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

9

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	December 2005
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	December 2005

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

10

Portfolio summary:	The Real Estate Investment Trust Portfolio II

What are the Portfolio’s investment objectives?

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	1.31%
	Total annual portfolio operating expenses	2.06%
	Fee waivers and expense reimbursements	(1.11%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.95%

Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$97
	3 years	$538
	5 years	$1,006
	10 years	$2,301

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.95% of the Portfolio’s average daily net assets from Feb. 27, 2014 through Feb. 27, 2015. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 107% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio primarily invests in securities of companies principally engaged in the real estate industry. The Portfolio is considered “nondiversified” as defined in the Investment Company Act of 1940, as amended (1940 Act), which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in REITs (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

11

What are the Portfolio’s principal investment strategies? (continued)

The Portfolio also invests in equity securities of real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio’s investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored ADRs actively traded in the U.S. Equity securities include, but are not to be limited to, common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks, and enter into closing transactions with respect to those activities. These activities will be entered into to facilitate the Portfolio’s ability to quickly deploy into the stock market the Portfolio’s positions in cash, short-term debt securities, and other money market instruments, at times when the Portfolio’s assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 10% of its total assets in cash or such short-term investments. All of these short-term investments will be in U.S. government securities or instruments of the highest quality as determined by a nationally recognized statistical rating organization (NRSRO) (for example, AAA by Standard & Poor’s (S&P) or Aaa by Moody’s Investors Service, Inc. (Moody’s)) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objectives.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk

This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Nondiversification risk

A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

12

What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Foreign governments/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Prepayment risk

The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Real Estate Investment Trust Portfolio II performed?

Year-by-year total return (The Real Estate Investment Trust Portfolio II)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II’s highest quarterly return was 29.36% for the quarter ended Sept. 30, 2009 and its lowest quarterly return was -36.15% for the quarter ended Dec. 31, 2008.

13

How has The Real Estate Investment Trust Portfolio II performed? (continued)

Average annual total returns for periods ended December 31, 2013
The Real Estate Investment Trust Portfolio II	1 year	5 years	10 years
Return before taxes	1.87%	15.16%	7.66%
Return after taxes on distributions	1.17%	14.50%	4.63%
Return after taxes on distributions and sale of Portfolio shares	1.06%	11.92%	6.27%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	2.47%	16.50%	8.42%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	January 1997

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

14

Portfolio summary:	The Select 20 Portfolio

What is the Portfolio’s investment objective?

The Select 20 Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	0.10%
	Total annual portfolio operating expenses	0.85%
	Less fee waivers and expense reimbursements[1]	(0.00%)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.85%

Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$87
	3 years	$271
	5 years	$471
	10 years	$1,049

[1] The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.89% of the Portfolio's average daily net assets from Feb. 27, 2014 through Feb. 27, 2015. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies?

The Portfolio seeks to achieve its objective by investing in a portfolio of 20 securities. The Portfolio will invest in no fewer than 15 and no more than 25 equity securities. The Portfolio is considered “nondiversified” as defined in the 1940 Act, which means that it may invest in a smaller number of issuers than a diversified mutual fund.

We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom-up approach, we seek to select securities of companies that have large market opportunities. Companies that have large market opportunities are those that, in our opinion, may have a large demand or market for their goods or services. We also consider a company’s operational efficiencies, management plans for capital allocation, and the company’s shareholder orientation.

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. Specifically, we look for structural changes in the economy, industry, or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Portfolio’s investment goals.

15

What are the Portfolio’s principal investment strategies? (continued)

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience sustainable free cash flow growth. Using a bottom-up approach, we look for companies that:

  have attractive end market potential or dominance of a profitable niche market, dominant business models, and strong cash flow generation;

  demonstrate operational and scale efficiencies;

  have demonstrated expertise for capital allocation; or

  have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small-, medium-, and large-size companies.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Limited number of stocks risk

The possibility that a single security’s increase or decrease in value may have a greater impact on the fund’s value and total return because the fund may hold larger positions in fewer securities than other funds.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Nondiversification risk

A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

16

How has The Select 20 Portfolio performed?
Year-by-year total return (The Select 20 Portfolio)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio's average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

On Feb. 28, 2008, the Portfolio changed its investment strategy to limit its investments to no less than 15 securities and no more than 25 securities. The performance prior to Feb. 28, 2008 is that of the Portfolio’s predecessor, The All-Cap Growth Equity Portfolio.

During the periods illustrated in this bar chart, The Select 20 Portfolio's highest quarterly return was 18.57% for the quarter ended June 30, 2009 and its lowest quarterly return was -21.91% for the quarter ended Dec. 31, 2008.

Average annual total returns for periods ended December 31, 2013
The Select 20 Portfolio	1 year	5 years	10 years
Return before taxes	26.03%	22.50%	7.63%
Return after taxes on distributions	25.57%	22.35%	7.56%
Return after taxes on distributions and sale of Portfolio shares	15.09%	18.56%	6.22%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	34.23%	20.56%	7.95%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	September 2005
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	September 2005
Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	September 2005
Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer – Focus Growth Equity	September 2005

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

17

Portfolio summary: The International Equity Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio’s investment objective?

The International Equity Portfolio seeks maximum long-term total return.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	0.13%
	Total annual portfolio operating expenses	0.88%
Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and assumes that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$90
	3 years	$281
	5 years	$488
	10 years	$1,084

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the U.S., and that, in the opinion of Mondrian Investment Partners Limited, the Portfolio’s sub-advisor (Sub-advisor) are undervalued at the time of purchase based on its fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred securities. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the euro), or may invest in short-term debt securities or other money market instruments. Except when the Sub-advisor believes a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

The Sub-advisor’s approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Sub-advisor considers movement in the price of individual securities, and the impact of currency adjustment on a U.S.-domiciled, dollar-based investor. The Sub-advisor also conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology applied to individual securities and market analysis that isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. The Sub-advisor’s approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

18

What are the Portfolio’s principal investment strategies? (continued)

In an international portfolio, currency returns can be an integral component of an investment’s total return. The Sub-advisor will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the U.S. and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and the Sub-advisor uses a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income securities when, in the Sub-advisor’s opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations, and other private entities. Such governmental fixed income securities will be, at the time of purchase, of the highest quality (for example, AAA by S&P or Aaa by Moody’s) or of comparable quality. Corporate fixed income securities will be, at the time of purchase, rated in one of the top two rating categories (for example, AAA and AA by S&P or Aaa and Aa by Moody’s) or of comparable quality.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

19

What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The International Equity Portfolio performed?

Year-by-year total return (The International Equity Portfolio)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The International Equity Portfolio’s highest quarterly return was 20.51% for the quarter ended June 30, 2009 and its lowest quarterly return was -17.17% for the quarter ended March 31, 2009.

Average annual total returns for periods ended December 31, 2013
The International Equity Portfolio	1 year	5 years	10 years
Return before taxes	22.13%	9.90%	7.20%
Return after taxes on distributions	21.37%	9.22%	5.96%
Return after taxes on distributions and sale of Portfolio shares	13.20%	7.94%	6.06%
MSCI EAFE Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	23.29%	12.96%	7.39%
MSCI EAFE Index (net returns) (reflects no deduction for fees or expenses)	22.78%	12.44%	6.91%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

20

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Elizabeth A. Desmond	Director/Chief Investment Officer, International Equities	October 1999
Clive A. Gillmore	Chief Executive Officer	October 1999
Nigel G. May	Deputy Chief Executive Officer	January 2001
Melissa J.A. Platt, CFA	Portfolio Manager	February 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

21

Portfolio summary:	The Labor Select International
Equity Portfolio

What is the Portfolio’s investment objective?

The Labor Select International Equity Portfolio seeks maximum long-term total return.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	0.13%
	Total annual portfolio operating expenses	0.88%
Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$90
	3 years	$281
	5 years	$488
	10 years	$1,084

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio will primarily invest in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the U.S., and which, in the opinion of Mondrian Investment Partners Limited, the Portfolio’s sub-advisor (Sub-advisor), are undervalued at the time of purchase based on the rigorous fundamental analysis that the Sub-advisor employs. In addition to following these quantitative guidelines, the Sub-advisor will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

In selecting portfolio securities, the Sub-advisor emphasizes strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities include, but are not limited to, common stocks, securities convertible into common stocks, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred shares. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

22

What are the Portfolio’s principal investment strategies? (continued)

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income securities when, in the Sub-advisor’s opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations, and other private entities. Such governmental fixed income securities will be, at the time of purchase, of the highest quality (for example, AAA by S&P or Aaa by Moody’s) or of comparable quality. Corporate fixed income securities will be, at the time of purchase, rated in one of the top two rating categories (for example, AAA and AA by S&P or Aaa and Aa by Moody’s) or of comparable quality.

The Sub-advisor’s approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Sub-advisor identifies those stocks that it believes will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a U.S.-domiciled, dollar-based investor, and the investment guidelines described below. The Sub-Advisor conducts extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value-oriented dividend discount methodology applied to individual securities and market analysis that isolates value across country boundaries. The Sub-advisor’s approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing the Sub-advisor’s quantitative approach to stock selection, the Sub-advisor also attempts to follow certain qualitative investment guidelines that seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the MSCI EAFE (Europe, Australasia, and Far East) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in this Index include, among others, Japan, the United Kingdom, Germany, France, and the Netherlands. In addition, the Portfolio will tend to favor investments in issuers located in those countries that the Sub-advisor perceives as enjoying favorable relations with the U.S. Pursuant to the Portfolio’s issuer-specific criteria, the Portfolio will: (1) invest only in companies that are publicly traded; (2) focus on companies that show, in the Sub-advisor’s opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of noncompliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that the Sub-advisor will utilize in selecting securities will vary over time, and will be solely in the Sub-advisor’s discretion.

The Sub-advisor does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Sub-advisor may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and the Sub-advisor uses a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry out hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

23

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Labor Select International Equity Portfolio performed?

Year-by-year total return (The Labor Select International Equity Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio’s highest quarterly return was 21.23% for the quarter ended June 30, 2009 and its lowest quarterly return was -17.66% for the quarter ended March 31, 2009.

24

How has The Labor Select International Equity Portfolio performed? (continued)

	Average annual total returns for periods ended December 31, 2013
The Labor Select International Equity Portfolio	1 year	5 years	10 years
Return before taxes	22.28%	9.31%	6.91%
Return after taxes on distributions	21.45%	8.67%	5.90%
Return after taxes on distributions and sale of Portfolio shares	13.35%	7.45%	5.87%
MSCI EAFE Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	23.29%	12.96%	7.39%
MSCI EAFE Index (net returns) (reflects no deduction for fees or expenses)	22.78%	12.44%	6.91%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Nigel Bliss	Senior Portfolio Manager	October 2002
Clive A. Gillmore	Chief Executive Officer	December 1995
Melissa J.A. Platt, CFA	Portfolio Manager	February 2012
Bilgin Soylu, CFA	Portfolio Manager	February 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

25

Portfolio summary:	The Emerging Markets Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio’s investment objective?

The Emerging Markets Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)	Maximum sales charge (load) imposed on purchases as a percentage of offering price		None
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower		None
	Purchase reimbursement fees[1]		0.55%
	Redemption reimbursement fees[1]		0.55%
Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees		1.00%
	Distribution and service (12b-1) fees		none
	Other expenses		0.20%
	Total annual portfolio operating expenses		1.20%
Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:		If Not Redeemed	If Redeemed
	1 year	$177	$233
	3 years	$434	$495
	5 years	$711	$777
	10 years	$1,502	$1,581

1 The purchase reimbursement fees and redemption reimbursement fees are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 40% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Emerging Markets Portfolio is an international fund. The Portfolio generally invests in equity securities of companies organized in, having a majority of their assets in, or deriving a majority of their operating income from, emerging countries. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain nontraditional equity securities, and warrants. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments of emerging market issuers (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

26

What are the Portfolio’s principal investment strategies? (continued)

The Portfolio considers an “emerging country” to be any country that is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as developing. In addition, any country that is included in the International Finance Corporation Free Index or MSCI Emerging Markets Index will be considered to be an “emerging country.” There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the U.S., Canada, Japan, Australia, New Zealand, and nations located in Western Europe.

The Portfolio will focus its investments in those emerging countries where the Portfolio’s sub-advisor, Mondrian Investment Partners Limited (Sub-advisor), considers the economies to be developing strongly and where the markets are becoming more sophisticated. Currently, investing in many other emerging countries is not feasible, or may, in the Sub-advisor’s opinion, involve unacceptable political risks. The Sub-advisor believes that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic, or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, the Sub-advisor will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions. The Sub-advisor currently anticipates that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Malaysia, Mexico, Morocco, North Korea, Pakistan, Panama, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Ukraine, Venezuela, Vietnam, and Zimbabwe. As markets in other emerging countries develop, the Sub-advisor expects to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, the Sub-advisor considers an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made, or services performed in emerging countries; or (3) it is organized under the laws of, and has a principal office in, an emerging country. The Sub-advisor will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio’s net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities, or political subdivisions, all of which may be high yield, high-risk fixed income securities that are below investment grade and are rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another NRSRO. The Portfolio may also invest in zero-coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments.

Currency considerations carry a special risk for a portfolio of international securities. The Sub-advisor uses a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

27

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

High yield risk

The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities because they are rated below investment grade. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

28

How has The Emerging Markets Portfolio performed?
Year-by-year total return (The Emerging Markets Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Emerging Markets Portfolio’s highest quarterly return was 32.73% for the quarter ended June 30, 2009 and its lowest quarterly return was -25.15% for the quarter ended Dec. 31, 2008.

	Average annual total returns for periods ended December 31, 2013
The Emerging Markets Portfolio	1 year		5 years	10 years
Return before taxes	(7.58%	)	14.46%	11.77%
Return after taxes on distributions	(8.65%	)	13.63%	9.51%
Return after taxes on distributions and sale of Portfolio shares	(3.25%	)	12.11%	10.01%
MSCI Emerging Markets Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	(2.27%	)	15.15%	11.53%
MSCI Emerging Markets Index (net returns) (reflects no deduction for fees or expenses)	(2.60%	)	14.79%	11.17%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Ginny Chong, CFA	Senior Portfolio Manager	February 2012
Clive A. Gillmore	Chief Executive Officer	April 1997
Gregory J.P. Halton, CFA	Senior Portfolio Manager	July 2013
Andrew Miller	Chief Investment Officer — Emerging Market Equities	February 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

29

Portfolio summary:	The Emerging Markets
Portfolio II

What is the Portfolio’s investment objective?

The Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	1.00%
	Distribution and service (12b-1) fees	none
	Other expenses	0.36%
	Total annual portfolio operating expenses	1.36%
	Fee waivers and expense reimbursements	(0.16%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	1.20%
Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$122
	3 years	$415
	5 years	$729
	10 years	$1,621

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 1.20% of the Portfolio’s average daily net assets from Feb. 27, 2014 through Feb. 27, 2015. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio invests primarily in a broad range of equity securities of companies located in emerging market countries. Emerging market countries include those currently considered to be developing by the World Bank, the United Nations or the countries’ governments. These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. The Portfolio may invest in companies of any size. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of issuers from countries whose economies are considered to be emerging (80% policy). The Portfolio’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

The Portfolio may invest in a broad range of equity securities, including common or ordinary stocks, preferred stocks, and securities convertible into common or ordinary stocks. The Portfolio may also invest in foreign companies through sponsored or unsponsored depositary receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Portfolio may invest in securities issued in any currency and may hold foreign currency. The Portfolio invests primarily in equity securities of issuers from emerging foreign countries. These countries are generally recognized to be emerging or developing countries by the international financial community.

The portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Portfolio seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Portfolio invests in securities of companies with sustainable franchises when they are trading at a discount to the manager’s intrinsic value estimate for that security.

30

What are the Portfolio’s principal investment strategies? (continued)

The Portfolio defines sustainable franchises as those companies with potential to earn excess returns above their cost of capital over the long run. Sustainability analysis involves identification of a company’s source of competitive advantage and the ability of its management to maximize its return potential. We prefer companies with large market opportunities in which to deploy capital, providing opportunities to grow faster than the overall economy.

Intrinsic value assessment is quantitatively determined through a variety of valuation methods including discounted cash flow, replacement cost, private market transaction, and multiples analysis.

The Portfolio may invest more than 25% of its total assets in the securities of issuers located in the same country. The Portfolio may invest up to 10% of its net assets in real estate investment trusts.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Small company risk	The risk that prices of small-and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Real estate industry risk

This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

31

How has The Emerging Markets Portfolio II performed?
Year-by-year total return (The Emerging Markets Portfolio II)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-year and lifetime periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the period illustrated in this bar chart, The Emerging Markets Portfolio II’s highest quarterly return was 12.68% for the quarter ended Sept. 30, 2013 and its lowest quarterly return was -24.40% for the quarter ended Sept. 30, 2011.

Average annual total returns for periods ended December 31, 2013
The Emerging Markets Portfolio II	1 year		Lifetime (6/23/10-12/31/13)
Return before taxes	10.47%		5.60%
Return after taxes on distributions	10.18%		4.98%
Return after taxes on distributions and sale of Portfolio shares	6.28%		4.23%
MSCI Emerging Markets Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	(2.27%	)	12.11%
MSCI Emerging Markets Index (net returns) (reflects no deduction for fees or expenses)	(2.60%	)	11.97%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare	June 2010

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

32

Portfolio summary:	The Core Focus Fixed Income Portfolio

What is the Portfolio’s investment objective?

The Core Focus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.40%
	Distribution and service (12b-1) fees	none
	Other expenses	1.29%
	Total annual portfolio operating expenses	1.69%
	Fee waivers and expense reimbursements	(1.26%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.43%

Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$44
	3 years	$409
	5 years	$799
	10 years	$1,892

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.43% of the Portfolio's average daily net assets from Feb. 27, 2014 through Feb. 27, 2015. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 526% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities), mortgage-backed securities (MBS), asset-backed securities (ABS), corporate bonds, and other fixed income securities.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio will invest principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Portfolio may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The corporate debt obligations in which the Portfolio may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

33

What are the Portfolio’s principal investment strategies? (continued)

The Portfolio’s assets may also be invested in MBS issued or guaranteed by the U.S. government, its agencies, or instrumentalities or by government-sponsored corporations. Other MBS in which the Portfolio may invest are issued by certain private, nongovernment entities. Subject to quality limitations, the Portfolio may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed income obligations will be those rated BBB- or better by S&P or Baa3 or better by Moody’s or those that we deem to be of comparable quality. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB- or Baa3, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Presently, the Portfolio intends to invest its foreign assets primarily in U.S. dollar-denominated fixed income securities in a manner consistent with the foreign securities weighting in the Portfolio’s benchmark, the Barclays U.S. Aggregate Index.

The Portfolio will typically have an average effective maturity of between 3 and 10 years. Short- and intermediate-term debt securities (under 10 years) will form the core of the Portfolio. Long-term bonds (over 10 years) may be purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

The Portfolio may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Portfolio may also use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Portfolio will use derivatives for both hedging and nonhedging purposes. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure or to enhance total return; and index swaps to enhance return or to affect diversification. The Portfolio will not use derivatives for reasons inconsistent with its investment objective.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.

34

What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Prepayment risk

The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Bank loans and other indebtedness risk

The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources and dependence on narrow product lines.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk

Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Core Focus Fixed Income Portfolio performed?

Year-by-year total return (The Core Focus Fixed Income Portfolio)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Core Focus Fixed Income Portfolio’s highest quarterly return was 6.22% for the quarter ended Sept. 30, 2009 and its lowest quarterly return was -2.87% for the quarter ended June 30, 2013.

35

How has The Core Focus Fixed Income Portfolio performed? (continued)

Average annual total returns for periods ended December 31, 2013
The Core Focus Fixed Income Portfolio	1 year		5 years		Lifetime (6/30/04-12/31/13)
Return before taxes	(3.31%	)	6.20%		4.81%
Return after taxes on distributions	(4.13%	)	4.78%		3.33%
Return after taxes on distributions and sale of Portfolio shares	(1.87%	)	4.36%		3.22%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	(2.02%	)	(4.44%	)	(7.91%	)

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Thomas H. Chow, CFA	Senior Vice President, Chief Investment Officer — Corporate Credit	May 2007
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	June 2004
John P. McCarthy, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Brian C. McDonnell, CFA	Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, Trader	February 2014

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

36

Portfolio summary:	The High-Yield Bond Portfolio

What is the Portfolio’s investment objective?

The High-Yield Bond Portfolio seeks high total return.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees[1]	0.45%
	Distribution and service (12b-1) fees	none
	Other expenses	0.12%
	Total annual portfolio operating expenses	0.57%
	Less fee waivers and expense reimbursements	(0.00%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.57%

Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$58
	3 years	$183
	5 years	$318
	10 years	$714

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.59% of the Portfolio’s average daily net assets from Feb. 27, 2014 through Feb. 27, 2015. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 90% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio will primarily invest its assets at the time of purchase in: (1) below investment grade corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO; (2) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody’s or that may be unrated but considered to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and that may be speculative. The Portfolio may invest up to 25% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield, fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

37

What are the Portfolio’s principal investment strategies? (continued)

High yield, fixed income securities, or high yield bonds, are generally considered to be those rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another NRSRO. The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

From time to time, the Portfolio may acquire zero-coupon bonds and, to a lesser extent, pay-in-kind (PIK) bonds; however, the Portfolio generally does not purchase a substantial amount of these securities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities that are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objective.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates	Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.
Market risk	The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
High yield risk	The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities because they are rated below investment grade. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.
Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.
Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.
Bank loans and other indebtedness risk	The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

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What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Derivatives risk	Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The High-Yield Bond Portfolio performed?
Year-by-year total return (The High-Yield Bond Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The High-Yield Bond Portfolio’s highest quarterly return was 21.06% for the quarter ended June 30, 2009 and its lowest quarterly return was -17.17% for the quarter ended Dec. 31, 2008.

Average annual total returns for periods ended December 31, 2013
The High-Yield Bond Portfolio	1 year	5 years	10 years
Return before taxes	9.21%	19.22%	9.70%
Return after taxes on distributions	6.28%	16.15%	6.66%
Return after taxes on distributions and sale of Portfolio shares	5.20%	14.23%	6.34%
BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	7.41%	18.70%	8.46%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

39

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Thomas H. Chow, CFA	Senior Vice President, Chief Investment Officer — Corporate Credit	May 2007
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Paul A. Matlack, CFA	Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist	December 2012
John P. McCarthy, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

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Portfolio summary:	The Core Plus Fixed
Income Portfolio

What is the Portfolio’s investment objective?

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.43%
	Distribution and service (12b-1) fees	none
	Other expenses	0.27%
	Total annual portfolio operating expenses	0.70%
	Fee waivers and expense reimbursements[1]	(0.25%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.45%

Example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$46
	3 years	$199
	5 years	$365
	10 years	$847

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.45% of the Portfolio’s average daily net assets from Feb. 27, 2014 through Feb. 27, 2015. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 358% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio allocates its investments principally among the following three sectors of the fixed income securities markets: the U.S. investment grade sector, the U.S. high yield sector, and the international sector. Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We will determine how much of the Portfolio to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio’s assets, as deemed necessary. The relative proportion of the Portfolio’s assets to be allocated among sectors is described below.

  U.S. investment grade sector Under normal circumstances, between 50% and 100% of the Portfolio’s total assets will be invested in the U.S. investment grade sector. In managing the Portfolio’s assets allocated to the U.S. investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Portfolio may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government.
41

What are the Portfolio’s principal investment strategies? (continued)

The U.S. investment grade sector of the Portfolio’s assets may also be invested in mortgage-backed securities (MBS) issued or guaranteed by the U.S. government, its agencies, or instrumentalities or by government-sponsored corporations. Other MBS in which the Portfolio may invest are issued by certain private, nongovernment entities. Subject to the quality limitations, the Portfolio may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle, and other loans, wholesale dealer floor plans, and leases.

Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.

The Portfolio may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Portfolio may also use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Portfolio will use derivatives for both hedging and nonhedging purposes. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure or to enhance total return; and index swaps to enhance return or to affect diversification. The Portfolio will not use derivatives for reasons inconsistent with its investment objective.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates	Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.
Market risk	The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

Bank loans and other indebtedness risk	The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.
Prepayment risk	The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yield risk	The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities because they are rated below investment grade. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

42

What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Forward foreign currency risk	The use of forward foreign currency exchange contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as the Manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.
Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Derivatives risk	Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Core Plus Fixed Income Portfolio performed?
Year-by-year total return (The Core Plus Fixed Income Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Core Plus Fixed Income Portfolio’s highest quarterly return was 9.22% for the quarter ended Sept. 30, 2009 and its lowest quarterly return was -2.84% for the quarter ended June 30, 2013.

Average annual total returns for periods ended December 31, 2013
The Core Plus Fixed Income Portfolio	1 year		5 years	10 years
Return before taxes	(1.13%	)	8.70%	5.89%
Return after taxes on distributions	(2.09%	)	7.05%	4.20%
Return after taxes on distributions and sale of Portfolio shares	(0.64%	)	6.22%	3.96%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	(2.02%	)	4.44%	4.55%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

43

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Thomas H. Chow, CFA	Senior Vice President, Chief Investment Officer — Corporate Credit	May 2007
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	June 2002
J. David Hillmeyer, CFA	Vice President, Senior Portfolio Manager	February 2014
Paul A. Matlack, CFA	Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist	December 2012
John P. McCarthy, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

44

Information about the purchase and redemption of portfolio shares, taxes, and payments to intermediaries

Purchase and redemption of Portfolio shares

You may purchase or redeem shares of each Portfolio, other than certain Portfolios that are closed to most new investors as described in “How to Purchase Shares” under “Shareholder Services” below, on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled® Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire. Shares may be purchased or redeemed in kind.

Shares of each Portfolio are offered directly to institutions and high net worth individual investors at net asset value (NAV) with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in a Portfolio is a plan that represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate transactions during any given calendar quarter. During periods of market volatility, the Trust may permit additional transactions on a case by case basis. The Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore it requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus.

Generally, the minimum initial investment for a shareholder of record is $1 million in the aggregate across all Portfolios of Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Trust has been satisfied. For additional information, please see “How to Purchase Shares” under “Shareholder Services” below.

Tax information

For The High-Yield Bond and The Core Plus Fixed Income Portfolios, each Portfolio’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account. For the Trust’s other Portfolios, each Portfolio’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase a Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend a Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

45

Additional Investment Information

Each Portfolio’s, except The Labor Select International Equity Portfolio’s, investment objective is nonfundamental. This means the Board of Trustees (Board) may change a Portfolio’s objective without obtaining shareholder approval. If a Portfolio’s objective were changed, we would notify shareholders before the change became effective. The investment objective of The Labor Select International Equity Portfolio is fundamental, which means that it cannot be changed without shareholder approval.

The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may also invest in a broad selection of other securities consistent with their respective investment objectives and policies. Please see the Statement of Additional Information (SAI) for additional descriptions and risk information on these investments, as well as other investments for the Portfolios.

Securities	How the Portfolios use them
Common Stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.

The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios focus their investments on common stocks.

Corporate Bonds: Debt obligations issued by a corporation.

The Core Focus Fixed Income Portfolio may invest in corporate bonds rated in one of the four highest categories by an NRSRO (for example, at least BBB- by S&P or Baa3 by Moody’s), or deemed to be of comparable quality. The High-Yield Bond Portfolio may invest without limit in high yield corporate bonds, emphasizing below investment grade securities rated BB or B by an NRSRO, and up to 15% of its net assets in defaulted securities. The Core Plus Fixed Income Portfolio may invest in bonds rated in one of the four highest rating categories for its U.S. investment-grade sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody’s for its U.S. high yield sector. The Emerging Markets Portfolio and The Emerging Markets Portfolio II may invest up to 35% of their respective net assets in debt securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade or unrated. The Focus Smid-Cap Growth Equity Portfolio may invest up to 20% of its net assets in debt securities of corporate and government issuers, all of which must be rated within the four highest categories or deemed to be of comparable quality. Debt securities may be acquired by The Large-Cap Growth Equity and The Select 20 Portfolios and those securities may be rated below investment grade or unrated. Investments in such securities that are rated below investment grade or unrated will be limited to no more than 5% of The Large-Cap Growth Equity and The Select 20 Portfolios’ assets. The International Equity and The Labor Select International Equity Portfolios may invest up to 15% of their assets in foreign debt instruments of the top category with respect to foreign governments and in the top two categories with respect to corporate issuers when attractive opportunities are available.

Convertible Securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. Enhanced convertible preferred stocks offer various yield, dividend, or other enhancements. Such enhanced convertible preferred securities include instruments like PERCS (Preferred Equity Redemption Cumulation Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), and DECS (Dividend Enhanced Convertible Securities).

The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest a portion of their assets in convertible securities in any industry, and The Real Estate Investment Trust Portfolio II’s assets may be invested in convertible securities of issuers in the real estate industry. Convertible securities acquired by The Real Estate Investment Trust II and The High-Yield Bond Portfolios may be rated below investment grade or unrated. The Real Estate Investment Trust II, The Emerging Markets, and The High-Yield Bond Portfolios may invest in enhanced convertible securities.

46

Additional Investment Information (continued)

Securities	How the Portfolios use them

Mortgage-Backed Securities (MBS): Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as FHLMC, Fannie Mae, and Ginnie Mae. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

The Real Estate Investment Trust II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or by government-sponsored corporations. For The Core Focus Fixed Income Portfolio, all securities will be rated investment grade at the time of purchase.

Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs): CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturities. They are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages’ maturities. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid. CMOs and REMICs issued by private entities, so called “non-agency MBS” are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

The Real Estate Investment Trust II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may invest in CMOs and REMICs. Illiquid stripped mortgage securities together with any other illiquid investments will not exceed those Portfolios’ limit on illiquid securities. In addition, subject to certain quality and collateral limitations, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may each invest up to 20% of their total assets in CMOs and REMICs issued by private entities.

Asset-Backed Securities (ABS): Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.	The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may invest in ABS rated in one of the four highest rating categories by an NRSRO.

Real Estate Investment Trusts (REITs): A company, usually traded publicly, that manages a portfolio of real estate to earn profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents, and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through a fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

The Real Estate Investment Trust Portfolio II may invest without limitation in shares of REITs. The Large-Cap Growth Equity Portfolio may also invest in REITs consistent with its investment objective and policies. The Emerging Markets Portfolio II may invest up to 10% of its total net assets in REITs.

U.S. Government Securities: U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the “full faith and credit” of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

Each Portfolio may invest in U.S. government securities for temporary purposes or otherwise, as is consistent with its investment objectives and policies.
Foreign Government Securities: Debt issued by a government other than the United States or by an agency, instrumentality, or political subdivision of such government.

The fixed income securities in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest include those issued by foreign governments.

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Additional Investment Information (continued)

Securities	How the Portfolios use them

Repurchase Agreements: An agreement between a buyer, such as a portfolio, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements except to invest cash balances or for temporary defensive purposes. In order to enter into these repurchase agreements, a Portfolio must have collateral of at least 102% of the repurchase price. Each Portfolio will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the Manager’s discretion, the Portfolio may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or government-sponsored enterprises. Each Portfolio may invest in repurchase agreements having a maturity in excess of seven days, together with any other illiquid investments, not in excess of that Portfolio’s limit on illiquid securities.

Restricted Securities: Privately placed securities whose resale is restricted under securities law, including securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933, as amended.

Each Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” To the extent restricted securities are illiquid, a Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities.

Illiquid Securities: Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price at which a portfolio has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

Except for The International Equity Portfolio, each Portfolio may invest no more than 15% of its respective net assets in illiquid securities. The International Equity Portfolio may invest no more than 10% of its net assets in illiquid securities.

Short-Term Debt Investments: These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by those instruments.

Each Portfolio may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive investments or pending investment in the Portfolio’s principal investment securities. When investing all or a significant portion of a Portfolio’s assets in these instruments, a Portfolio may not be able to achieve its investment objective.

Time Deposits: Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

The following Portfolios will not purchase time deposits maturing in more than seven days, and time deposits maturing from two Business Days through seven calendar days will not exceed 10% of the total assets of The Large-Cap Value Equity and The International Equity Portfolios; and 15% of the total assets of The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios.

When-Issued and Delayed-Delivery Securities: In these transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligations and the interest rates that will be received are each fixed at the time a portfolio enters into the commitment and no interest accrues to the portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Each Portfolio may not enter into when-issued commitments exceeding, in the aggregate, 15% of the market value of its total assets less liabilities other than the obligations created by these commitments. Each Portfolio will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

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Additional Investment Information (continued)

Securities	How the Portfolios use them

Securities Lending: These transactions involve the loan of securities owned by a portfolio to qualified dealers and investors for their use relating to short-sales or other securities transactions. These transactions may generate additional income for a portfolio.

Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors.
Borrowing From Banks: A portfolio may have pre-existing arrangements with banks that permit it to borrow money from time to time.

Each Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. No Portfolio has the intention of increasing its net income through borrowing.

Zero-Coupon and Pay-In-Kind (PIK) Bonds: Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par values. PIK bonds pay interest through the issuance to holders of additional securities.

The Emerging Markets Portfolio and The Emerging Markets Portfolio II may invest up to 35% of their respective net assets in fixed income securities, including zero-coupon bonds. The High-Yield Bond Portfolio may also purchase zero-coupon bonds and PIK bonds, although it generally does not purchase a substantial amount of these bonds. The Core Plus Fixed Income Portfolio may also purchase these securities consistent with its investment objective.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios may invest in sponsored and unsponsored ADRs. The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, and The Real Estate Investment Trust II Portfolios will invest in ADRs that are actively traded in the U.S.

In conjunction with their investments in foreign securities, The Large-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios may also invest in sponsored and unsponsored EDRs and GDRs. In addition, The Focus Smid-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its 20% limit on investments in foreign securities.

Futures and Options: A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for the premium paid, has the right to buy, and the seller has the obligation to sell, the security or other financial instrument underlying the option at a specified exercise price at any time during the term of the option. A put option is a similar contract that gives the purchaser of the put option, in return for a premium, the right to sell, and the seller has the obligation to buy, the underlying security or other financial instrument at a specified price during the term of the option. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also “Foreign currency transactions” below.

The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may invest in futures, options, and closing transactions related thereto. Portfolios that enter into these transactions are operated pursuant to a claim of exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and therefore are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market a Portfolio’s cash, short-term debt securities and other money market instruments at times when the Portfolio’s assets are not fully invested. A Portfolio may only enter into these transactions for hedging purposes if it is consistent with its respective investment objective and policies. A Portfolio may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of its assets, or in the case of The Real Estate Investment Trust Portfolio II, 20% of its total assets. In addition, The Emerging Markets, The Emerging Markets II, The Core Plus Fixed Income, and The Core Focus Fixed Income Portfolios may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign currencies, and enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with their investments.

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Additional Investment Information (continued)

Securities	How the Portfolios use them

Foreign Currency Transactions: Several portfolios will invest in securities of foreign issuers and may hold foreign currency. In addition, several portfolios may enter into contracts to purchase or sell foreign currencies at a future date (that is, a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

Although The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. A Portfolio may also enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.

Interest Rate Swap, Index Swap, and Credit Default Swap Agreements: In an interest rate swap, a portfolio receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a portfolio receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a portfolio receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a portfolio may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, and so forth) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a portfolio may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

We may use interest rate swaps to adjust The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that these Portfolios invest in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to a Portfolio on favorable terms. These Portfolios and The High-Yield Bond Portfolio may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. If a Portfolio has any financial obligation under a swap agreement, it will designate cash and liquid assets sufficient to cover the obligation and will value the designated assets daily as long as the obligation is outstanding.

At times when the Manager anticipates adverse conditions, the Manager may want to protect gains on securities without actually selling them. The Manager might use swaps to neutralize the effect of any price declines without selling a bond or bonds.

Use of these strategies can increase the operating costs of the Fund and lead to loss of principal.

Investment Company Securities: Any investments in investment company securities will be limited by the 1940 Act and would involve a payment of the pro rata portion of the expenses, including advisory fees, of such other investment companies. Under the current 1940 Act limitations, a portfolio may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a portfolio’s total assets in the shares of any one investment company; or (iii) invest more than 10% of a portfolio’s total assets in shares of other investment companies. These percentage limitations also apply to a portfolio’s investment in an unregistered investment company.

All Portfolios (except The Labor Select International Equity Portfolio) may invest in investment companies to the extent that it helps them achieve their investment objectives. The Large-Cap Growth Equity Portfolio may invest in investment company securities more often as a means to achieve its investment objectives.

Equity Linked Securities: Privately issued derivative securities that have a return component based on the performance of a single security, a basket of securities, or an index.

We may invest up to 10% of The Emerging Markets Portfolio’s and The Emerging Markets Portfolio II’s respective net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to each Portfolio’s limitation on illiquid securities. In some instances, investments in equity linked securities may also be subject to each Portfolio’s limitation on investments in investment companies.

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Additional Investment Information (continued)

Securities	How the Portfolios use them

Bank Loans: An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquirer of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan and other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest without restriction in bank loans that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. A Portfolio may invest in bank loans in order to enhance total return, to effect diversification, or to earn additional income. A Portfolio will not use bank loans for reasons inconsistent with its investment objective.

Loan Participations: An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring party of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest without restriction in loan participations that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. A Portfolio may invest in loan participations in order to enhance total return, to effect diversification, or to earn additional income. A Portfolio will not use loan participations for reasons inconsistent with its investment objective.

Temporary defensive positions

For temporary defensive purposes, we may hold a substantial part of a Portfolio’s assets in money market or other high-quality, short-term instruments. To the extent that we hold such instruments, a Portfolio may be unable to achieve its investment objectives.

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Risk Factors

An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the SAI for additional descriptions and risk information.

Risks	How the Portfolios strive to manage them

Market Risk is the risk that all or a majority of the securities in a certain market—such as the stock or bond market—will decline in value because of economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a Portfolio could experience a higher or lower return than anticipated.

The value of each Portfolio’s holdings, whether equity or fixed income in orientation, fluctuates in response to events affecting markets. In a declining market environment, the value of the Portfolios’ securities will generally decline as well. The Portfolios maintain a long-term approach and focus on securities that the Manager believes can continue to provide returns over an extended period of time regardless of these interim market fluctuations. Generally, the Manager does not try to predict overall market movements or trade for short-term purposes.

In evaluating the use of an index swap for The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios, the Manager carefully considers how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom to make interest rate or index swap agreements for these Portfolios, the Manager focuses on those dealers with high quality ratings and does careful credit analysis before engaging in the transaction.

Industry and Security Risks: Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry. Portfolios that concentrate (invest more than 25% of net assets) their investments in a particular industry are considered to be subject to greater risks than portfolios that are not concentrated.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the individual company issuing the stock or bond. Nondiversified portfolios that may invest a greater portion of their assets in an individual security are considered to be subject to greater risks than portfolios that are diversified.

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry, and The International Equity and The Labor Select International Equity Portfolios may concentrate up to 30% of each Portfolio’s net assets in the commercial banking industry. As a consequence, the NAV of each Portfolio can be expected to fluctuate in light of the factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The Real Estate Investment Trust Portfolio II may be more susceptible to any single economic, political, or regulatory occurrence affecting the real estate industry. Each of The International Equity and The Labor Select International Equity Portfolios may be slightly more susceptible to any single economic, political, or regulatory occurrence affecting the commercial banking industry; the Manager seeks to limit these risks by limiting investments in the commercial banking industry to a maximum of 30% of each Portfolio’s net assets.

With the exception of The Real Estate Investment Trust Portfolio II, the Manager limits the amount of each Portfolio’s assets invested in any one industry, as is consistent with that Portfolio’s investment objective. The Real Estate Investment Trust Portfolio II will always be heavily invested in the real estate industry. To seek to reduce these risks for all Portfolios, the Manager limits investments in any individual security and follows a rigorous selection process before choosing securities for the Portfolios. Also see “Nondiversified portfolio risk” below.

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Risk Factors (continued)

Risks	How the Portfolios strive to manage them

Interest Rate Risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. Investments in equity securities issued by small and medium-sized companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a portfolio could experience a higher or lower return than anticipated. For example, if a portfolio holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

REITs are subject to interest rate risks in that as interest rates rise, the value of a portfolio’s investments in REITs holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed income obligations.

The Portfolios, especially those that invest significantly in fixed income securities, are subject to various interest rate risks depending upon their investment objectives and policies. The Portfolios cannot eliminate that risk, but the Manager does try to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolios. The Portfolios do not try to increase returns on their investments in debt securities by predicting and aggressively capitalizing on interest rate movements. The Core Focus Fixed Income Portfolio seeks to maintain as the core of its investment portfolio, short- and intermediate-term debt securities (under 10 years).

The High-Yield Bond Portfolio, by investing primarily in bonds rated B- or higher by S&P or B3 or higher by Moody’s, or unrated bonds, is subject to interest rate risks. See “High yield risk” below. The Real Estate Investment Trust Portfolio II, by investing primarily in securities of REITs, and the other Portfolios that invest in those securities to a lesser degree, are subject to interest rate risk.

The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, by investing in swaps, are subject to additional interest rate risk. Each Business Day the Manager will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

The Focus Smid-Cap Growth Equity and The Select 20 Portfolios invest in small- or mid-capitalization companies and the Manager seeks to address the potential interest rate risks by analyzing each company’s financial situation and its cash flow to determine the company’s ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into consideration before the stock is purchased.

Foreign, Information, and Inefficient Market Risks: Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations, or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than U.S. markets and a portfolio may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios will invest in securities of foreign issuers, which normally are denominated in foreign currencies, and may hold foreign currencies directly. The Real Estate Investment Trust II and The Select 20 Portfolios may each invest up to 10% of its respective total assets and The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, and The Core Focus Fixed Income Portfolios may each invest up to 20% of its respective total assets in foreign securities. The High-Yield Bond Portfolio may invest up to 25% of its total assets in foreign securities. The Core Plus Fixed Income Portfolio may invest up to 30% of its total assets in foreign securities. The Focus Smid-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Large-Cap Growth Equity, The Real Estate Investment Trust II, and The Select 20 Portfolios each may invest up to 10% of its total assets in emerging market securities. The High-Yield Bond Portfolio may invest up to 20% of its total assets in emerging market securities.

For those Portfolios investing primarily in foreign securities, the Manager attempts to reduce the risks presented by such investments by conducting worldwide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

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Risk Factors (continued)

Risks	How the Portfolios strive to manage them

Currency Risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

The Portfolios described above that are subject to foreign risk may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar-denominated securities, the Portfolios that focus on global and international investments may invest in forward foreign currency contracts. Those activities pose special risks that do not typically arise in connection with investments in U.S. securities. In addition, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may engage in foreign currency options and futures transactions.

Emerging Markets Risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid and subject to greater price volatility.

The Emerging Markets and The Emerging Markets II Portfolios focus their investments on companies in these markets and The Large-Cap Growth Equity, The Real Estate Investment Trust II, The International Equity, The Labor Select International Equity, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Focus Smid-Cap Growth Equity, and The Select 20 Portfolios may invest a portion of their assets in securities of issuers located in emerging markets. The Portfolios cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and other relevant factors.

High Yield Risk: Below investment grade fixed income securities (high yield, high-risk securities, commonly known as “junk bonds”), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk, which is the risk of a decline in value as a result of a downgrade in the credit rating assigned to the issuer by an NRSRO. Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A portfolio also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

The High-Yield Bond Portfolio invests primarily in lower rated fixed income securities in an effort to attain higher yields, and this is a primary risk of investing in this Portfolio. The Large-Cap Growth Equity, The Select 20 and The Core Plus Fixed Income Portfolios may invest up to 5%, 5%, and 30%, respectively, of their assets in such securities. The Emerging Markets Portfolio and The Emerging Markets Portfolio II may invest up to 35% of their assets in high yield, high-risk fixed income securities. The Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this Prospectus.

Liquidity Risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

The Manager limits each Portfolio’s exposure to illiquid securities as described under “Additional investment information — Illiquid securities.”

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Risk Factors (continued)

Risks	How the Portfolios strive to manage them

Futures, Options, and Forwards Risk: Futures contracts, options on futures contracts, forward contracts, and certain options are used as investments for hedging and other nonspeculative purposes and involve certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render a portfolio’s hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment advisor at a time when a portfolio is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate between the dollar and the second currency. If the direction of securities prices, interest rates, or foreign currency prices is incorrectly predicted, a portfolio will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, a portfolio may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve liquidity risks and risks arising from the creditworthiness of the counterparty.

The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may use certain options strategies or may use futures contracts and options on futures contracts. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio’s assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio’s total assets.

See also “Foreign, information, and inefficient market risks” and “Currency risk” above.

Zero-Coupon and Pay-In-Kind (PIK) Bonds Risk are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences that could, under certain circumstances, be adverse to a portfolio. For example, a portfolio accrues, and is required to distribute to shareholders, income on its zero-coupon bonds. However, a portfolio may not receive the cash associated with this income until the bonds are sold or mature. If a portfolio does not have sufficient cash to make the required distribution of accrued income, the portfolio could be required to sell other securities in its portfolio or to borrow to generate the cash required.

The Emerging Markets, The Emerging Markets II, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest in zero-coupon and PIK bonds to the extent consistent with each Portfolio’s investment objective. The Portfolios cannot eliminate the risks of zero-coupon bonds, but the Manager does try to address them by monitoring economic conditions, especially interest rate trends, and their potential impact on the Portfolios.

Prepayment Risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing an investor to reinvest money at interest rates that might be lower than those on the prepaid mortgage.

The Real Estate Investment Trust II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may invest in MBS, CMOs, and REMICs. These Portfolios take into consideration the likelihood of prepayment when mortgages are selected. The Portfolios may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

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Risk Factors (continued)

Risks	How the Portfolios strive to manage them

Real Estate Industry Risk includes among others:

  possible declines in the value of real estate;

  risks related to economic conditions;

  possible shortage of mortgage funds;

  overbuilding and extended vacancies;

  increased competition;

  changes in property taxes, operating expenses, or zoning laws;

  costs of environmental clean-up, or damages from natural disasters;

  limitations or fluctuations in rent payments;

  cash flow fluctuations; and

  defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

The Real Estate Investment Trust Portfolio II operates as a “nondiversified” portfolio as defined by the 1940 Act. As the Portfolio invests principally in REITs, it is more subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Portfolio. To the extent The Large-Cap Growth Equity Portfolio and The Emerging Markets Portfolio II invest in REITs, each Portfolio, although to a lesser degree than The Real Estate Investment Trust Portfolio II, is subject to the same risks.

Nondiversified Portfolio Risk is the risk that nondiversified portfolios are generally subject to greater risks and volatility than diversified portfolios because adverse effects on their security holdings may affect a larger portion of their overall assets.

The Real Estate Investment Trust Portfolio II and The Select 20 Portfolios will not be diversified under the 1940 Act. This means each of these Portfolios may invest in securities of any one issuer in an amount greater than 5% of the Portfolio’s total assets. However, each Portfolio will satisfy the Internal Revenue Code’s diversification requirement, which requires that 50% of the Portfolio’s assets be represented by cash, cash items, certain qualifying securities, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio’s total assets.

Transaction Costs Risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

The Portfolios are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in foreign securities. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Portfolios.

Derivatives Risk is the possibility that a portfolio may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps or equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a portfolio from using the strategy.

The Portfolios will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in a Portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income. The Portfolios will not use derivatives for reasons inconsistent with their investment objectives. The Manager also researches and continually monitors the creditworthiness of current or potential counterparties.

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Risk Factors (continued)

Risks	How the Portfolios strive to manage them

Counterparty Risk: If a portfolio enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the Portfolio may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Portfolios will hold collateral from counterparties consistent with applicable regulations.

Political Risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

The Manager evaluates the political situations in the countries where the Portfolios invest and take into account any potential risks before it selects securities for the Portfolios. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Small Company Risk is the risk that prices of smaller companies may be more volatile than prices of larger companies because of limited financial resources or dependence on narrow product lines.

To the extent that the Manager invests the assets of The Focus Smid-Cap Growth Equity and The Select 20 Portfolios in small companies, those Portfolios will be subject to this risk. The Manager attempts to reduce this risk by diversifying the Portfolios’ investments.

Bank Loans and Other Direct Indebtedness Risk involves the risk that a portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Trust may involve revolving credit facilities or other standby financing commitments that obligate a portfolio to pay additional cash on a certain date or on demand. These commitments may require a Trust to increase its investment in a company at a time when that portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a portfolio may be required to rely upon another lending institution to collect and pass on to a portfolio amounts payable with respect to the loan and to enforce a portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a portfolio.

These risks may not be completely eliminated, but the Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should the Manager determine that any of these securities are illiquid, these securities would be subject to a Portfolio’s restrictions on illiquid securities.

Disclosure of portfolio holdings information

A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI and at delawareinvestments.com/institutional.

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Management of the Trust

Trustees

The business and affairs of the Trust and its Portfolios are managed under the direction of the Board. See the SAI for additional information about the Trust’s officers and Trustees.

Portfolio managers

Below is a list of the portfolio managers who are primarily responsible for the day-to-day management of each Portfolio. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolios.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager — The Real Estate Investment Trust Portfolio II
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Kristen E. Bartholdson
Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio
Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nigel Bliss
Senior Portfolio Manager, Mondrian Investment Partners Ltd. — The Labor Select International Equity Portfolio
Mr. Bliss has a BA (Hons) Degree in Geography from the University of Manchester. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K. He commenced his career at Cazenove & Co. and moved to join Mondrian in 1995. Mr. Bliss is a Senior Portfolio Manager in the Non-U.S. Equity Team. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property and industrials sectors. Mr. Bliss is a member of Mondrian’s Non-U.S. Equity Strategy Committee.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst — The Large-Cap Growth Equity Portfolio,
The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst — The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio
Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

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Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare — The Emerging Markets Portfolio II
Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007, and a global opportunities hedge fund. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Ginny Chong, CFA
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio
Prior to joining Mondrian in 2000, Ms. Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Ms. Chong is presently a Senior Portfolio Manager within the Emerging Markets Team. Ms. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the U.K.

Thomas H. Chow, CFA
Senior Vice President, Chief Investment Officer — Corporate Credit — The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio
Thomas H. Chow is a senior member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation with respect to credit and related strategies. His experience includes asset liability management solutions and credit risk opportunities that span the ratings and global spectrum. In 2001, he joined Delaware Investments as a portfolio manager, after working as a trader of high grade and high yield securities, as well as structured vehicles, at SunAmerica/AIG from 1997 to 2001. He began his investment career as an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Craig C. Dembek, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst — The Core Plus Fixed Income Portfolio,
The Core Focus Fixed Income Portfolio and The High-Yield Bond Portfolio
Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment-grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Elizabeth A. Desmond
Director/Chief Investment Officer, International Equities — Mondrian Investment Partners Ltd. — The International Equity Portfolio
Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin Equity Analyst and Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the U.K.

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Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy — The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment-grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment-grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst — The Large-Cap Growth Equity Portfolio
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Clive A. Gillmore
Chief Executive Officer and Chief Investment Officer – Global Equities – Mondrian Investment Partners Ltd. — The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio
Mr. Gillmore is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. In 1990, Mr. Gillmore joined Mondrian Investment Partners’ predecessor organization as a founding member, having previously worked as a Senior Portfolio Manager for Hill Samuel Investment Advisers Ltd., and a Portfolio Manager at Legal and General Investment Management. He has over 20 years’ experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Mr. Gillmore is CEO, Chief Investment Officer of Global Equities of Mondrian. He is a member of Mondrian’s Equity Strategy Committee, and Chairman of the Emerging Markets Strategy Committee (where his research specialization lies).

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy — The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Gregory J.P. Halton, CFA
Senior Portfolio Manager – Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio
Having graduated from St Catherine’s College, Oxford in 2000 with a MEng (Hons) in Engineering Science, Halton worked in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. Halton is a senior portfolio manager within the Emerging Markets Team. He is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the U.K.

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J. David Hillmeyer, CFA
 Vice President, Senior Portfolio Manager — The Core Plus Fixed Income Portfolio
 J. David Hillmeyer is a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and asset allocation of the diversified floating rate strategy. Additionally, he serves as co-portfolio manager for the fixed rate multisector and core plus strategies. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor's degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Nikhil G. Lalvani, CFA
Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio
Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio
Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Nigel G. May
Deputy Chief Executive Officer — Mondrian Investment Partners Ltd. — The International Equity Portfolio
Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Mondrian in 1991. Having led the European Team’s research effort since 1995, he now is on the investment committee for several of Mondrian’s investment products, including Global Equity. Mr. May was formerly a Senior Portfolio Manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986. Mr. May holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Paul A. Matlack, CFA
Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist — The Core Plus Fixed Income Portfolio and
The High-Yield Bond Portfolio
Paul A. Matlack is a strategist for the firm’s fixed income team. In this role, he interacts with portfolio managers, analysts, and traders, and communicates with the institutional consulting world and retail audience. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

John P. McCarthy, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst — The Core Plus Fixed Income Portfolio,
The Core Focus Fixed Income Portfolio and The High-Yield Bond Portfolio
John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, autos, auto parts, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

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Brian C. McDonnell, CFA
 Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, Trader — The Core Focus Fixed Income Portfolio
 Brian C. McDonnell is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and asset allocation. He also serves as lead analyst and trader for residential mortgage-backed securities. Prior to joining Delaware Investments in March 2007 as a vice president and senior structured products analyst/trader, he was a managing director and head of fixed income trading at Sovereign Securities, where he was responsible for hedging and risk management of the firm's holdings. Earlier in his career, he spent more than 11 years in various fixed income capacities with Prudential Securities in New York. McDonnell has a bachelor's degree in finance from Boston College, and he is a member of the CFA Society of Philadelphia.

Andrew Miller
Chief Investment Officer — Emerging Market Equities — Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio
Andrew Miller is a graduate of the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Mr. Miller is presently a Senior Portfolio Manager within the Emerging Markets Team. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader — The Large-Cap Value Equity Portfolio
D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Melissa J. A. Platt, CFA
Portfolio Manager – Mondrian Investment Partners Ltd. — The International Equity Portfolio and
The Labor Select International Portfolio
Ms. Platt is an Economics and Finance graduate of Massey University, New Zealand. She started her career as a consultant at KPMG Corporate Finance. She then moved to FundSource Research for three years as an Investment Analyst and later as Research Manager. Ms. Platt joined Mondrian in 2004 and is a Portfolio Manager in the Non-U.S. Equity Team. Ms. Platt is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the U.K.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst — The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio
Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Bilgin Soylu, CFA
Portfolio Manager – Mondrian Investment Partners Ltd. — The Labor Select International Equity Portfolio
Dr. Soylu holds a Science/Engineering PhD from Cambridge University. Following nine years in scientific research and project management at Cambridge University and having gained an MBA, he moved from the academic world to join a consultancy specialising in Telecommunications. Dr. Soylu’s most recent position before joining Mondrian in 2000, was as senior telecoms/technology analyst for Yapi Kredi Bank, the largest private bank in Turkey. Dr. Soylu is a Portfolio Manager in the Non-U.S. Equity Team. Dr. Soylu is a member of the CFA Institute and a member of the CFA Society of the U.K.

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Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer — Focus Growth Equity — The Large-Cap Growth Equity Portfolio and
The Select 20 Portfolio
Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio
Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS) — The Real Estate Investment Trust Portfolio II
Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Portfolio securities.

Manager of Managers Structure

The Portfolios and the Manager have received an exemptive order from the Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Portfolios without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Portfolios’ Board, for overseeing the Portfolios’ sub-advisors and recommending to the Portfolios’ Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Portfolios or the Manager.

The Manager is relying upon the exemptive order and is using the Manager of Managers Structure for The Emerging Markets Portfolio and The Labor Select International Equity Portfolio. The current sub-advisory agreement for these Portfolios took effect on or about Jan. 4, 2010.

The Manager may, in the future, recommend to the Portfolios’ Board the establishment of the Manager of Managers Structure for these Portfolios by recommending the hiring of one or more sub-advisors to manage all or a portion of the Portfolios’ portfolio.

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The Manager of Managers Structure enables the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Portfolios without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Investment Advisors
The Manager, located at 2005 Market Street, Philadelphia, PA, 19103, is the Portfolios’ investment manager. Together, the Manager and Delaware Management Holdings, Inc.’s (DMHI) subsidiaries manage, as of Dec. 31, 2013, more than $185 billion in assets, including mutual funds, separate accounts and other investment vehicles. The Manager and its predecessors have been managing the Delaware Investments® Funds since 1938. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of DMHI. DMHI is a wholly owned subsidiary of Macquarie Group Ltd. The Manager makes investment decisions for the Portfolios, manages the Portfolios’ business affairs, and provides daily administrative services pursuant to investment advisory agreements between the Trust, on behalf of each Portfolio, and Manager (Investment Advisory Agreements).

Mondrian Investment Partners Ltd. (Mondrian) furnishes investment sub-advisory services to The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios pursuant to sub-advisory agreements between Delaware Investments, on behalf of the Trust and the applicable Portfolio, and Mondrian (Sub-Advisory Agreements). Mondrian (formerly known as Delaware International Advisers Ltd.) commenced operations as a registered investment advisor in December 1990. Mondrian’s address is 5th Floor, 10 Gresham Street, London, England EC2V 7JD.

Under the Sub-Advisory Agreements, Delaware Investments is responsible for paying the fees to Mondrian for its sub-advisory services to the Portfolios out of its own assets. The annual rates of sub-advisory fees payable by Delaware Investments to Mondrian under the Sub-Advisory Agreements are: 0.30% of the average daily net assets of The Labor Select International Equity Portfolio; 0.36% of the average daily net assets of The International Equity Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

Under these Investment Advisory and Sub-Advisory Agreements, Delaware and Mondrian, subject to the control and supervision of the Board and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements and make investment decisions for the respective Portfolios. The investment advisor was paid aggregate advisory fees during the last fiscal year (as a percentage of average daily net assets) as follows:

Investment Management
Fees Paid After Voluntary or Contractual Waivers
For the Fiscal Year Ended Oct. 31, 2013
Portfolio	Net Advisory Fee
The Large-Cap Growth Equity Portfolio	0.55%
The Large-Cap Value Equity Portfolio	0.16%
The Focus Smid-Cap Growth Equity Portfolio	0.73%
The Real Estate Investment Trust Portfolio II	0.00%
The Select 20 Portfolio	0.74%
The International Equity Portfolio	0.75%
The Labor Select International Equity Portfolio	0.75%
The Emerging Markets Portfolio	1.00%
The Emerging Markets Portfolio II	0.79%
The Core Focus Fixed Income Portfolio	0.00%
The High-Yield Bond Portfolio	0.45%
The Core Plus Fixed Income Portfolio	0.26%

*          *          *

From time to time, certain institutional separate accounts advised by Mondrian or by a series of Delaware Management Business Trust may invest in the Trust’s Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios’ shares. These transactions may

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affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Delaware Investments and Mondrian, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware Investments (or its affiliates or related entities) or Mondrian, Delaware Investments or Mondrian may, at its discretion, reduce the shareholder’s investment counseling fees by an amount equal to the pro rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by such entities to avoid situations where excess advisory fees might be paid to Delaware Investments or Mondrian. In no event should a client pay higher total advisory fees as a result of the client’s investment in a Portfolio.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements of each of the Portfolios is available in each Portfolio’s annual report to shareholders for the fiscal year ended Oct. 31, 2013.

Fund Accountants
The Bank of New York Mellon (BNY Mellon), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to each Portfolio. For these services, each Portfolio pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Delaware Service Company, Inc. (DSC) provides fund accounting and financial administration oversight services to the Portfolios. For these services, each Portfolio pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all Delaware Investments® Funds, including the Portfolios, on a relative NAV basis.

Distributor
Delaware Distributors, L.P. (the Distributor), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Trust’s Portfolios. Under its Distribution Agreements with the Trust on behalf of each Portfolio, the Distributor sells shares of the Trust upon the terms and at the current offering price described in this Prospectus. The Distributor is not obligated to sell any certain number of shares of the Trust. The Distributor is an indirect, wholly owned subsidiary of DMHI.

Custodian Bank
BNY Mellon also serves as custodian for each Portfolio.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.

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SHAREHOLDER SERVICES

Special Reports and Other Services. The Trust will provide client shareholders with the following information:

»	Audited annual financial reports.

»	Unaudited semiannual financial reports.

»	Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results, and other pertinent data.

In addition, the portfolio managers may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Trust’s dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the NAVs for the Portfolios by calling this number. Written correspondence should be addressed to:

Delaware Pooled® Trust
Attention: Client Services Support Team
2005 Market Street
Philadelphia, PA 19103-7094

Exchange Privilege
Each Portfolio’s shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other Delaware Investments® Funds based on the respective NAVs of the shares involved and as long as a Portfolio’s minimum purchase requirements are satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments® Funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder’s state of residence. The Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days’ written notice to client shareholders. The Trust reserves the right to reject any exchange order. See “Frequent trading of Portfolio shares” below.

With respect to exchanges involving The Emerging Markets Portfolio, an investor will generally be assessed a purchase reimbursement fee by the Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio and a shareholder of the Portfolio will generally be assessed a redemption reimbursement fee by the Portfolio when exchanging out of the Portfolio into another Portfolio. See “How to purchase shares,” “Redemption of shares” and “Other purchase and redemption considerations.”

Please call the Trust for further information on how to exchange shares of the Trust.

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How to Purchase Shares

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolios offered through this Prospectus is a plan that represents that: (i) the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) the plan will make no more than three separate transactions during any given calendar quarter. During periods of market volatility the Trust may permit additional transactions on a case by case basis. The Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore the Trust requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus. The International Equity and The Emerging Markets Portfolios are closed to any new investors. Existing shareholders of these closed Portfolios, including participants of existing defined benefit plans that have the closed Portfolio(s) on their investment platform, as well as shareholders of The Labor Select International Equity Portfolio, may continue to purchase shares of the closed Portfolios.

Minimum Investments. The minimum initial investment for a shareholder is $1 million in the aggregate across all Portfolios of the Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Shareholders that have institutional accounts or invest in a collective trust managed by the Manager’s affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. The Trust reserves the right to redeem a shareholder’s account in the event the value of the shareholder’s shares falls below $500,000 for reasons other than market reductions in net asset value.

Purchase Price. You may buy shares at the Portfolio’s NAV per share, which is calculated as of the close of the NYSE regular trading hours (ordinarily 4:00 P.M. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Trust. Except in the case of in-kind purchases and as described below, an order will be accepted by the Trust after (1) the Trust is notified by telephone, email, facsimile, or other means acceptable to the Trust of your purchase order and (2) Federal Funds have been delivered to the Trust’s agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following Business Day.

In addition, the Trust’s service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on the Trust’s behalf. For purposes of pricing, a purchase order will be deemed to be accepted by the Trust when such authorized agent accepts the order on behalf of the Trust pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement that give the Trust assurances that the agent has received a purchase order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV. We reserve the right to reject any purchase order.

Purchase Reimbursement Fee. In the case of The Emerging Markets Portfolio, there is normally a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the Portfolio, equals 0.55% of the dollar amount invested in the Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee will generally not apply to investments in the Portfolio that are permitted to be made by contributions of securities in kind, that are made by reinvestments of dividends or other distributions, or as otherwise determined by the Trust as described herein. See “Other purchase and redemption considerations” and “In-kind purchases” below.

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How to Purchase Shares by Federal Funds Wire. Purchases of shares of a Portfolio should be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

»	First, complete the Account Registration Form and send it via facsimile to 215 255-1162, email it to cssupportteam@delinvest.com, or mail it to:

Delaware Pooled® Trust
Attn: Client Services Support Team
2005 Market Street
Philadelphia, PA 19103-7094

»	Second, telephone the Trust at 800 231-8002 (or contact the Trust via email (cssupportteam@delinvest.com), facsimile, or other means acceptable to the Trust) and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired, and by which bank and which specific branch, if applicable. We will provide you with a Trust account number.

»	Third, instruct your bank to wire the specified purchase amount of Federal Funds to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you, and your account name). Federal Funds purchase orders will be accepted only on a day on which the Trust, the NYSE, Bank of New York Mellon, and the Trust’s custodians are open for business.

Additional Investments. You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

»	First, notify the Trust of your impending purchase by calling us at 800 231-8002, or by contacting the Trust via email at cssupportteam@delinvest.com.

»	Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York.

In-Kind Purchases. The Trust, in its sole discretion, may permit investors to make an investment by a contribution of securities in kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Portfolio of the investor’s purchase order. Investors wishing to make an investment by a contribution of securities in kind should contact the Trust at 800 231-8002 to determine whether the Portfolio’s advisor will agree to accept the investor’s proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio’s NAV. See “Valuation of shares.” At such time as the Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of Delaware to make investments in any of the Trust’s Portfolios by a contribution of securities in kind to such Portfolios.

Eligible investors may be required to make their investments in the Portfolio pursuant to instructions of the Trust, by a contribution of securities in kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. Institutions proposing to invest an amount that at the time they contact the Trust would constitute 5% or more of the assets of a Portfolio may, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or by following another procedure that will have the same economic effect as an in-kind purchase. Such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Prospective investors will be notified after they contact the Trust whether their investment must be made in kind or by such other procedure and, if in kind, what securities must be tendered.

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REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. Each Portfolio will redeem its shares at the NAV next determined after the request is received in “good order.” The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

In the case of The Emerging Markets Portfolio, there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by the redeeming shareholder to the Portfolio, equals 0.55% of the dollar amount redeemed for The Emerging Markets Portfolio. This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately. The fee will generally not apply in situations where shareholders are given their redemption proceeds in kind in portfolio securities, or as otherwise determined by the Trust as described herein. See “Other purchase and redemption considerations” and “Redemptions in kind” below.

How to Redeem Shares by Mail or Fax Message

“Good order” for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

»	A letter of instruction must be sent to the Trust specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as it appears on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to the Trust as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. Signature guarantees will be required for certain types of transactions.*

»	If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to the Trust at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Trust may require that a signature guarantee accompany your request.* Copies of the request must be sent to both the current commercial bank and the new designee bank. Further clarification of these procedures can be obtained by calling the Trust.

Send your requests to:
Delaware Pooled® Trust
Attn: Client Services Support Team
2005 Market Street
Philadelphia, PA 19103-7094
Fax Number: 215 255-1162

Please call the Trust at 800 231-8002 to inform Client Services of your intent to send a facsimile message.

* Call the Trust for specific signature-guarantee requirements.

How to Redeem Shares by Telephone

“Good order” for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

»	If you have previously elected the telephone redemption option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling the Trust at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

»	Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact the Trust for further details.

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»	In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

»	The Trust’s telephone redemption privileges and procedures may be modified or terminated by the Trust only upon written notice to the Trust’s shareholders.

»	To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Trust at the address above. The request will be processed pursuant to the procedures described in the second bullet point under “How to redeem shares by mail or fax message.”

In addition, Trust service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Trust’s behalf. For purposes of pricing, a redemption order will be deemed to be received in “good order” when such authorized agent accepts the order on behalf of the Trust pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement that give the Trust assurances that the agent has received a redemption order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV.

Redemptions In Kind. The Trust, in its sole discretion, may permit shareholders to accept their redemption proceeds in kind in portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the portfolio securities received in kind representing the value of their redeemed shares. The redemption price per share for shareholders redeeming shares by in kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate a Portfolio’s NAV. See “Valuation of shares.”

Institutions proposing to redeem an amount that, at the time they notify the Trust of their intention to redeem (as described below), would constitute 5% or more of the assets of a Portfolio may, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in kind in portfolio securities, unless they elect another procedure that will have the same economic effect as an in-kind redemption. A shareholder may also be required to accept redemption proceeds by a distribution in kind of securities held by a Portfolio if the Trust determines that it would be detrimental to the best interests of the remaining Portfolio shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the portfolio securities received in kind. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Portfolio during any 90-day period for any one shareholder. Investors should contact the Trust at 800 231-8002 for further information.

Important Redemption Information. Because the Trust’s shares are sold to institutions and high net worth individual investors with a relatively high investment minimum, Trust shareholders likely will hold a significant number of Trust shares. For this reason, the Trust requests that shareholders proposing to make a large redemption order give the Trust at least 10 days’ advance notice of any such order. This request can easily be satisfied by calling the Trust at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Trust, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three Business Days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Trust may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC. As described above, the Trust may also pay the redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC.

Due to the relatively high cost of maintaining shareholder accounts, the Trust reserves the right to redeem your shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Trust, however, will not redeem shares based solely upon market reductions in NAV. If the Trust intends to take such action, a shareholder will be notified and given 90 days to make an additional investment before the redemption is processed.

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OTHER PURCHASE AND REDEMPTION CONSIDERATIONS

Payments to Intermediaries

The Distributor, Delaware Distributors, L.P., and its affiliates may pay additional compensation (at their own expense and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Portfolio shares and/or shareholder servicing, including providing the Portfolios with “shelf space” or a higher profile with the Financial Intermediary’s consultants, salespersons and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Distributor may pay or allow its affiliates to pay other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Portfolios’ shares.

For more information, please see the SAI.

Purpose of Reimbursement Fees for Certain Portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions (especially in regards to costs involved in purchasing and selling international securities for the Portfolio), and to limit the extent to which The Emerging Markets Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These costs include, but are not limited to: (1) brokerage costs; (2) market impact costs, that is, the change in market prices that may result when a Portfolio purchases or sells thinly traded stocks; and (3) the effect of the “bid-asked” spread in international markets.

In particular, when a Portfolio acquires securities of companies in emerging markets, brokerage, and other transaction costs incurred when purchasing or selling such stocks are extremely high. There are generally three main components of transaction costs: brokerage fees, the difference between the bid/asked spread, and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the U.S., because there is less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments, and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to the customary costs described above, most foreign countries also have exchange fees, stamp taxes or other similar costs/fees that the reimbursement fees are designed to include an approximation of as well. Without the reimbursement fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the brokerage and other transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions.

As previously described, the purchase reimbursement fee will generally not apply to investments in the Portfolios that are permitted to be made by contributions of securities in kind or reinvestments of dividends or other distributions. Similarly, the redemption reimbursement fee will generally not apply to redemptions made through the delivery of securities in kind held in the Portfolios. In addition, the Trust may, in its sole discretion, permit alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. The Trust may waive or reduce the amount of the reimbursement fees in situations where the Trust considers such a waiver or reduction to be equitable in light of the circumstances of the transaction and the purpose of the reimbursement fees. The Trust intends to only waive or reduce the amount of such reimbursement fees to the extent that a Portfolio will not be subject to the cost described in the prior paragraph (such as, but not limited to, when shares are purchased or redeemed in kind). If the Trust determines to accept an alternative method with respect to any purchase or redemption, the reimbursement fee applicable to such transaction will be reduced or waived accordingly.

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Fair Valuation. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Trust anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Trust values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Portfolio may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Portfolios’ Board has delegated responsibility for valuing a Portfolio’s assets to a Pricing Committee of Delaware Investments, which operates under the policies and procedures approved by the Board, and is subject to the Board’s oversight. The Pricing Committee values Portfolio assets as described above.

Investments by Large, Institutional Investors. From time to time, certain large, institutional investors may invest in the Portfolios. A Portfolio may experience relatively large investments or redemptions as a result of the institutional investors either purchasing or redeeming a Portfolio’s shares. These transactions may affect a Portfolio, since a portfolio that experiences redemptions may be required to sell portfolio securities, and a portfolio that receives additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Manager, representing the interests of a Portfolio, is committed to minimizing the impact of such transactions on the Portfolio.

Frequent Trading of Portfolio Shares. Each Portfolio discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board of Trustees has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Portfolios and its shareholders, such as market timing. The Trust will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within 90 rolling calendar days as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, a Portfolio will consider short-term roundtrips to include rapid purchases and sales of Portfolio shares through the exchange privilege. Each Portfolio also reserves the right to consider other trading patterns to be market timing.

Your ability to use a Portfolio’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Portfolio reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of a Portfolio’s market timing policy are not necessarily deemed accepted by the Portfolio and may be rejected by the Portfolio on the next Business Day following receipt by the Portfolio.

Redemptions will continue to be permitted in accordance with the Portfolios’ current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

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Each Portfolio reserves the right to modify this policy at any time without notice, including modifications to the Portfolios’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of each Portfolio’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Portfolios’ market timing policy does not require the Portfolios to take action in response to frequent trading activity. If a Portfolio elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of Market Timing. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio’s shares may also force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Portfolio’s performance if, for example, the Portfolio incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction Monitoring Procedures. Each Portfolio, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which include scrutinizing transactions in Portfolio shares for violations of the Portfolios’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Portfolios may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar-cost-averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios will attempt to have financial intermediaries apply the Portfolios’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Portfolios’ frequent trading policy with respect to an omnibus account, the Portfolios’ transfer agent will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that the Portfolios’ transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Portfolios’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Portfolios’ transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If the Portfolios’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Portfolio shares.

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Limitations on Ability to Detect and Curtail Market Timing. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect market timing in Portfolio shares, there is no guarantee that a Portfolio will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolio may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Portfolio shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Miscellaneous. Neither the Trust, the Portfolios, the Trust’s transfer agent, the Trust’s custodians, nor any of the Trust’s affiliates, are responsible for any losses incurred in acting upon investor instructions (via written instruction, telephone instruction or otherwise) for purchase, redemption, or exchange of Portfolio shares that are reasonably believed to be genuine. With respect to such transactions, the Trust will attempt to ensure that reasonable procedures are used to confirm that instructions communicated to the Trust are genuine.

VALUATION OF SHARES

The price of a Portfolio’s shares is based on the Portfolio’s NAV per share. We determine a Portfolio’s NAV per share at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day that the NYSE is open. We calculate this value by adding the market value of all the securities and assets in each Portfolio’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We generally price securities and other assets for which market quotations are readily available at their market value. For Portfolios that invest primarily in foreign securities, the NAV may change on days when the shareholders will not be able to purchase or redeem Portfolio shares. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Each Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Portfolio will distribute net realized capital gains, if any, at least annually, usually in December. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. The amount of any distribution will vary, and there is no guarantee a Portfolio will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements Each year, the Portfolios will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Portfolios make every effort to reduce the number of corrected forms mailed to you. However, if a Portfolio finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Portfolio will send you a corrected Form 1099.

Avoid “Buying a Dividend” At the time you purchase your Portfolio shares, a Portfolio’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

74

Tax Considerations
Portfolio Distributions. Each Portfolio expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you as ordinary income. Portfolio distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Portfolio may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Income derived from investments in derivatives, fixed income securities, U.S. REITs, passive foreign investment companies, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. A Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Portfolio realizes excess inclusion income in excess of certain threshold amounts.

Sale or Redemption of Portfolio Shares. A sale or redemption of Portfolio shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Portfolio shares for shares of a different Delaware Investments® Fund is the same as a sale. The Portfolios are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Portfolios’ default method, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Portfolios and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Investments website at delawareinvestments.com as the information becomes available.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Portfolio distributions and gains from the sale or exchange of your Portfolio shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. withholding tax is provided for capital gain dividends paid by a Fund from long-term capital gains, if any. Effective for distributions with respect to taxable years of a Fund that begin before Jan. 1, 2014, exemptions from U.S. withholding also apply to interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have a retroactive effect. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Portfolio will be required to withhold a 30% tax on (a) income dividends paid by a Portfolio after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Portfolio shares paid by a Portfolio after Dec. 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Portfolio may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio.

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Financial highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past 5 years or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for the 2010, 2011, 2012, and 2013 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the annual report, which is available upon request by calling 800 231-8002. For the fiscal year prior to 2010, the Portfolios’ prior independent registered public accounting firm audited the Portfolios’ financial statements.

	The Large-Cap Growth Equity Portfolio
	Year ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$11.470	$9.880	$8.900	$7.350	$6.220
Income from investment operations:
Net investment income[1]	0.062	0.027	0.053	0.008	0.020
Net realized and unrealized gain	3.121	1.589	0.962	1.559	1.135
Total from investment operations	3.183	1.616	1.015	1.567	1.155
Less dividends and distributions from:
Net investment income	(0.053)	(0.026)	(0.035)	(0.017)	(0.025)
Total dividends and distributions	(0.053)	(0.026)	(0.035)	(0.017)	(0.025)
Net asset value, end of period	$14.600	$11.470	$9.880	$8.900	$7.350
Total return[2]	27.86%	16.40%	11.43%	21.35%	18.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$254,958	$216,467	$170,531	$244,124	$251,017
Ratio of expenses to average net assets	0.65%	0.65%	0.64%	0.65%	0.65%
Ratio of expenses to average net assets prior to
fees waived	0.65%	0.65%	0.64%	0.65%	0.66%
Ratio of net investment income to average net assets	0.48%	0.25%	0.55%	0.10%	0.32%
Ratio of net investment income to average net assets
prior to fees waived	0.48%	0.25%	0.55%	0.10%	0.31%
Portfolio turnover	38%	40% [3]	19%	22%	30%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3] Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

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Financial Highlights (continued)

	The Large-Cap Value Equity Portfolio
	Year ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$18.970	$16.570	$15.130	$13.290	$12.190
Income from investment operations:
Net investment income[1]	0.440	0.394	0.346	0.343	0.354
Net realized and unrealized gain	5.170	2.379	1.579	1.851	1.067
Total from investment operations	5.610	2.773	1.925	2.194	1.421
Less dividends and distributions from:
Net investment income	(0.390)	(0.373)	(0.485)	(0.354)	(0.321)
Total dividends and distributions	(0.390)	(0.373)	(0.485)	(0.354)	(0.321)
Net asset value, end of period	$24.190	$18.970	$16.570	$15.130	$13.290
Total return[2]	30.09%	17.12%	12.98%	16.80%	12.12%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,237	$8,417	$6,641	$6,592	$10,105
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.69%
Ratio of expenses to average net assets prior to
fees waived	0.72%	1.09%	1.24%	1.02%	0.98%
Ratio of net investment income to average net assets	1.97%	2.21%	2.15%	2.46%	2.99%
Ratio of net investment income to average net assets
prior to fees waived	1.95%	1.82%	1.61%	2.14%	2.70%
Portfolio turnover	9%	14%	133%	42%	26%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

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Financial Highlights (continued)

	The Focus Smid-Cap Growth Equity Portfolio
	Year ended
	10/31/13	10/31/12	10/31/11	10/31/10		10/31/09
Net asset value, beginning of period	$15.500	$14.810	$12.290	$8.710		$6.580
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.005)	(0.022)	0.079	(0.031)		0.013
Net realized and unrealized gain (loss)	5.446	0.723	2.547	3.611		2.173
Total from investment operations	5.441	0.701	2.626	3.580		2.186
Less dividends and distributions from:
Net investment income	—	(0.011)	(0.106)	—		(0.056)
Net realized gain	(0.221)	—	—	—		—
Total dividends and distributions	(0.221)	(0.011)	(0.106)	—		(0.056)
Net asset value, end of period	$20.720	$15.500	$14.810	$12.290		$8.710
Total return[2]	35.56%	4.74%	21.44%	41.10%		33.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,434	$17,853	$16,721	$4,613		$3,450
Ratio of expenses to average net assets	0.89%	0.92%	0.92%	0.92%		0.92%
Ratio of expenses to average net assets prior to
fees waived	0.89%	0.94%	1.05%	1.44%		1.48%
Ratio of net investment income (loss) to average net assets	(0.03% )	(0.14% )	0.54%	(0.30%	)	0.19%
Ratio of net investment income (loss) to average net assets
prior to fees waived	(0.03% )	(0.16% )	0.41%	(0.82%	)	(0.37% )
Portfolio turnover	26%	44%	16%	86%		51%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

79

Financial Highlights (continued)

	The Real Estate Investment Trust Portfolio II
	Year ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$7.240	$6.410	$5.790	$4.260	$4.680
Income (loss) from investment operations:
Net investment income[1]	0.109	0.077	0.063	0.090	0.129
Net realized and unrealized gain (loss)	0.607	0.795	0.641	1.561	(0.290)
Total from investment operations	0.716	0.872	0.704	1.651	(0.161)
Less dividends and distributions from:
Net investment income	(0.106)	(0.042)	(0.084)	(0.121)	(0.259)
Total dividends and distributions	(0.106)	(0.042)	(0.084)	(0.121)	(0.259)
Net asset value, end of period	$7.850	$7.240	$6.410	$5.790	$4.260
Total return[2]	10.01%	13.72%	12.37%	39.51%	(2.62% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,889	$3,533	$3,110	$2,766	$5,231
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.91%
Ratio of expenses to average net assets prior to fees waived	2.06%	1.76%	2.03%	1.81%	1.53%
Ratio of net investment income to average net assets	1.41%	1.11%	1.03%	1.82%	3.57%
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.30%	0.30%	(0.05% )	0.96%	2.95%
Portfolio turnover	107%	88%	138%	192%	169%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

80

Financial Highlights (continued)

	The Select 20 Portfolio
	Year ended
	10/31/13	10/31/12	10/31/11		10/31/10		10/31/09
Net asset value, beginning of period	$8.140	$6.960	$6.040		$4.980		$4.040
Income (loss) from investment operations:
Net investment income (loss)[1]	0.017	(0.002)	0.003		(0.019)		(0.012)
Net realized and unrealized gain	1.667	1.184	0.917		1.079		0.959
Total from investment operations	1.684	1.182	0.920		1.060		0.947
Less dividends and distributions from:
Net investment income	(0.016)	(0.002)	—		—		(0.004)
Net realized gain	(0.128)	—	—		—		—
Return of capital	—	—	—		—		(0.003)
Total dividends and distributions	(0.144)	(0.002)	—		—		(0.007)
Net asset value, end of period	$9.680	$8.140	$6.960		$6.040		$4.980
Total return[2]	21.00%	16.99%	15.23%		21.29%		23.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$188,082	$124,511	$45,978		$11,463		$10,204
Ratio of expenses to average net assets	0.85%	0.86%	0.89%		0.89%		0.89%
Ratio of expenses to average net assets prior to
fees waived	0.85%	0.87%	1.02%		1.24%		1.18%
Ratio of net investment income (loss) to average
net assets	0.20%	(0.02% )	0.04%		(0.35%	)	(0.29% )
Ratio of net investment income (loss) to average
net assets prior to fees waived	0.20%	(0.03% )	(0.09%	)	(0.70%	)	(0.58% )
Portfolio turnover	46%	42%	26%		80%		53%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

81

Financial Highlights (continued)

	The International Equity Portfolio
	Year ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$12.840	$13.120	$13.680	$12.980	$14.480
Income (loss) from investment operations:
Net investment income[1]	0.337	0.441	0.471	0.406	0.382
Net realized and unrealized gain (loss)	2.700	(0.183)	(0.596)	0.712	1.296
Total from investment operations	3.037	0.258	(0.125)	1.118	1.678
Less dividends and distributions from:
Net investment income	(0.537)	(0.538)	(0.435)	(0.418)	(1.383)
Net realized gain	—	—	—	—	(1.795)
Total dividends and distributions	(0.537)	(0.538)	(0.435)	(0.418)	(3.178)
Net asset value, end of period	$15.340	$12.840	$13.120	$13.680	$12.980
Total return[2]	24.59%	2.26%	(0.88% )	8.77%	16.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$491,683	$467,827	$589,109	$809,011	$913,056
Ratio of expenses to average net assets	0.88%	0.85%	0.77%	0.87%	0.88%
Ratio of net investment income to average net assets	2.48%	3.56%	3.48%	3.18%	3.35%
Portfolio turnover	20%	16% [3]	22%	18%	18%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3] Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

82

Financial Highlights (continued)

	The Labor Select International Equity Portfolio
	Year ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$12.650	$12.920	$13.570	$12.930	$12.410
Income (loss) from investment operations:
Net investment income[1]	0.324	0.441	0.451	0.390	0.364
Net realized and unrealized gain (loss)	2.516	(0.176)	(0.695)	0.626	1.445
Total from investment operations	2.840	0.265	(0.244)	1.016	1.809
Less dividends and distributions from:
Net investment income	(0.420)	(0.535)	(0.406)	(0.376)	(0.869)
Net realized gain	—	—	—	—	(0.420)
Total dividends and distributions	(0.420)	(0.535)	(0.406)	(0.376)	(1.289)
Net asset value, end of period	$15.070	$12.650	$12.920	$13.570	$12.930
Total return[2]	23.11%	2.40%	(1.79% )	8.00%	16.76%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$506,102	$509,527	$572,642	$740,952	$797,718
Ratio of expenses to average net assets	0.88%	0.87%	0.85%	0.87%	0.88%
Ratio of net investment income to average net assets	2.43%	3.59%	3.37%	3.07%	3.26%
Portfolio turnover	16%	17%	20%	13%	11%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

83

Financial Highlights (continued)

	The Emerging Markets Portfolio
	Year ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$10.160	$10.510	$11.420	$9.430	$7.580
Income (loss) from investment operations:
Net investment income[1]	0.175	0.177	0.266	0.259	0.200
Net realized and unrealized gain (loss)	0.158	0.467	(0.873)	1.926	3.208
Total from investment operations	0.333	0.644	(0.607)	2.185	3.408
Less dividends and distributions from:
Net investment income	(0.239)	(0.220)	(0.330)	(0.212)	(0.303)
Net realized gain	(0.164)	(0.798)	—	—	(1.268)
Total dividends and distributions	(0.403)	(1.018)	(0.330)	(0.212)	(1.571)
Reimbursement fees:
Purchase reimbursement fees[1,2]	0.014	0.006	0.005	0.009	0.002
Redemption reimbursement fees[1,2]	0.006	0.018	0.022	0.008	0.011
	0.020	0.024	0.027	0.017	0.013
Net asset value, end of period	$10.110	$10.160	$10.510	$11.420	$9.430
Total return[3]	3.36%	7.81%	(5.22% )	23.79%	57.05%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$333,884	$316,809	$531,527	$750,190	$597,638
Ratio of expenses to average net assets	1.20%	1.20%	1.14%	1.17%	1.16%
Ratio of net investment income to average net assets	1.72%	1.80%	2.41%	2.57%	2.71%
Portfolio turnover	40% [4]	38% [4]	39%	39%	40%

[1] The average shares outstanding method has been applied for per share information.
[2] The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee, which are retained by the Portfolio.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and the redemption reimbursement fee.
[4] Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

84

Financial Highlights (continued)

	The Emerging Markets Portfolio II
	Year ended			Period from
	10/31/13	10/31/12	10/31/11	6/23/10[1] to 10/31/10
Net asset value, beginning of period	$8.170	$8.550	$9.660	$8.500
Income (loss) from investment operations:
Net investment income[2]	0.075	0.070	0.089	0.019
Net realized and unrealized gain (loss)	1.446	(0.028)	(1.099)	1.141
Total from investment operations	1.521	0.042	(1.010)	1.160
Less dividends and distributions from:
Net investment income	(0.041)	(0.128)	(0.026)	—
Net realized gain	—	(0.294)	(0.074)	—
Total dividends and distributions	(0.041)	(0.422)	(0.100)	—
Net asset value, end of period	$9.650	$8.170	$8.550	$9.660
Total return[3]	18.68%	0.89%	(10.58% )	13.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,223	$29,686	$15,339	$11,364
Ratio of expenses to average net assets	1.20%	1.20%	1.25%	1.40%
Ratio of expenses to average net assets prior to fees waived	1.36%	1.41%	1.64%	2.17%
Ratio of net investment income to average net assets	0.85%	0.87%	0.94%	0.59%
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.69%	0.66%	0.55%	(0.18%	)
Portfolio turnover	11%	12%	23%	9%

[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

85

Financial Highlights (continued)

	The Core Focus Fixed Income Portfolio
	Year ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$10.090	$9.750	$9.440	$9.120	$8.150
Income (loss) from investment operations:
Net investment income[1]	0.132	0.165	0.234	0.284	0.414
Net realized and unrealized gain (loss)	(0.359)	0.491	0.355	0.456	0.968
Total from investment operations	(0.227)	0.656	0.589	0.740	1.382
Less dividends and distributions from:
Net investment income	(0.233)	(0.316)	(0.279)	(0.420)	(0.412)
Net realized gain	(0.410)	—	—	—	—
Total dividends and distributions	(0.643)	(0.316)	(0.279)	(0.420)	(0.412)
Net asset value, end of period	$9.220	$10.090	$9.750	$9.440	$9.120
Total return[2]	(2.36% )	6.93%	6.49%	8.46%	17.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,904	$6,332	$6,225	$19,208	$20,550
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of expenses to average net assets prior to fees waived	1.69%	1.05%	0.96%	0.76%	0.71%
Ratio of net investment income to average net assets	1.41%	1.68%	2.53%	3.13%	4.94%
Ratio of net investment income to average net assets
prior to fees waived	0.15%	1.06%	2.00%	2.80%	4.66%
Portfolio turnover	526%	586%	535%	437%	299%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

86

Financial Highlights (continued)

	The High-Yield Bond Portfolio
	Year ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$8.350	$7.830	$8.110	$7.350	$5.580
Income (loss) from investment operations:
Net investment income[1]	0.529	0.592	0.613	0.691	0.656
Net realized and unrealized gain (loss)	0.291	0.511	(0.274)	0.731	1.634
Total from investment operations	0.820	1.103	0.339	1.422	2.290
Less dividends and distributions from:
Net investment income	(0.450)	(0.583)	(0.619)	(0.662)	(0.520)
Total dividends and distributions	(0.450)	(0.583)	(0.619)	(0.662)	(0.520)
Net asset value, end of period	$8.720	$8.350	$7.830	$8.110	$7.350
Total return[2]	10.24%	15.31%	4.52%	20.85%	46.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135,310	$113,048	$57,840	$29,437	$23,617
Ratio of expenses to average net assets	0.57%	0.58%	0.59%	0.59%	0.59%
Ratio of expenses to average net assets prior to fees waived	0.57%	0.58%	0.60%	0.74%	0.78%
Ratio of net investment income to average net assets	6.29%	7.53%	7.82%	9.29%	11.05%
Ratio of net investment income to average net assets
prior to fees waived	6.29%	7.53%	7.81%	9.14%	10.86%
Portfolio turnover	90%	68%	77%	144%	119%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

87

Financial Highlights (continued)

	The Core Plus Fixed Income Portfolio
	Year ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$10.540	$10.050	$10.130	$9.700	$8.290
Income (loss) from investment operations:
Net investment income[1]	0.289	0.320	0.369	0.463	0.506
Net realized and unrealized gain (loss)	(0.346)	0.460	0.081	0.660	1.474
Total from investment operations	(0.057)	0.780	0.450	1.123	1.980
Less dividends and distributions from:
Net investment income	(0.383)	(0.290)	(0.530)	(0.693)	(0.570)
Total dividends and distributions	(0.383)	(0.290)	(0.530)	(0.693)	(0.570)
Net asset value, end of period	$10.100	$10.540	$10.050	$10.130	$9.700
Total return[2]	(0.55% )	7.95%	4.08%	12.05%	25.55%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,641	$60,313	$53,851	$50,305	$53,603
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to
fees waived	0.70%	0.62%	0.64%	0.65%	0.61%
Ratio of net investment income to average net assets	2.84%	3.14%	3.77%	4.80%	5.95%
Ratio of net investment income to average net assets
prior to fees waived	2.59%	2.97%	3.58%	4.60%	5.79%
Portfolio turnover	358%	327%	273%	239%	218%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

88

Delaware Pooled®
Trust

Additional information about the Portfolios’ investments is available in their annual and semiannual shareholder reports. In the Portfolios’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal period. You can find more information about the Portfolios and the Trust in the current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Portfolios, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, call toll-free at 800 231-8002, e-mail us at the e-mail address below, or go to delawareinvestments.com/institutional. You may also obtain additional information about the Portfolios from your financial advisor.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC website (sec.gov). You may obtain copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Information about the Portfolios, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Contact information

E-mail

cssupportteam@delinvest.com

Shareholder inquiries

Call us at 800 231-8002

  For Portfolio information, literature, price, yield, and performance figures.

  For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

Investment Company Act File Number: 811-06322

91

PR-DPT [10/13] DG3 2/14 PO 19634

STATEMENT OF ADDITIONAL INFORMATION
February 28, 2014

DELAWARE POOLED® TRUST
2005 Market Street
Philadelphia, PA 19103-7094

U.S. Equities
The Large-Cap Growth Equity Portfolio	DPLGX
The Large-Cap Value Equity Portfolio	DPDEX
The Focus Smid-Cap Growth Equity Portfolio	DCGTX
The Real Estate Investment Trust Portfolio
—Class A	DPREX
—Class B	DPRBX
—Class C	DPRCX
—Class R	DPRRX
—Institutional Class	DPRSX
The Real Estate Investment Trust Portfolio II	DPRTX
The Select 20 Portfolio	DPCEX
International Equities
The International Equity Portfolio	DPIEX
The Labor Select International Equity Portfolio	DELPX
The Emerging Markets Portfolio	DPEMX
The Emerging Markets Portfolio II	DPEGX
U.S. Fixed Income
The Core Focus Fixed Income Portfolio	DCFIX
The High-Yield Bond Portfolio	DPHYX
The Core Plus Fixed Income Portfolio	DCPFX

       This Statement of Additional Information (the “Part B”) supplements the information contained in the current prospectus for the Portfolios (the “Prospectus”), each dated Feb. 28, 2014, as they may be amended from time to time. This Part B should be read in conjunction with the Prospectus. This Part B is not itself a prospectus, but is, in its entirety, incorporated by reference into the Prospectus. A Prospectus may be obtained by contacting the Portfolios’ national distributor, Delaware Distributors, L.P. (the “Distributor”), at 2005 Market Street, Philadelphia, PA 19103-7094 or by calling 800 523-1918 (for the Delaware REIT Fund Class A, B, C, and R Shares of The Real Estate Investment Trust Portfolio) or 800 362-7500 (for the Delaware REIT Fund Institutional Class of The Real Estate Investment Trust Portfolio and all other Portfolios). Each Portfolio’s financial statements, the notes relating thereto, the financial highlights, and the reports of the independent registered public accounting firm are incorporated by reference from each Portfolio’s annual report (“Annual Report”) into this Part B. The Annual Report will accompany any request for this Part B. The Annual Report can be obtained, without charge, by writing to Delaware Pooled Trust at 2005 Market Street, Philadelphia, PA 19103-7094, Attn: Client Services, or by calling the Trust at 800 231-8002.

TABLE OF CONTENTS
	Page		Page
Organization and Classification	2	Purchasing Shares	69
Investment Objectives, Restrictions, and Policies	2	Investment Plans	81
Investment Strategies and Risks	6	Determining Offering Price and Net Asset Value	85
Disclosure of Portfolio Holdings Information	39	Redemption and Exchange	87
Management of the Trust	40	Distributions and Taxes	96
Investment Manager and Other Service Providers	51	Performance	114
Portfolio Managers	57	Financial Statements	114
Trading Practices and Brokerage	65	Principal Holders	114
Capital Structure	68	Appendix A	123

       This Part B describes the following portfolios: The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios (each a “Portfolio” and collectively, the “Portfolios”). The Portfolios are series of Delaware Pooled® Trust (the “Trust”). Except for The Real Estate Investment Trust Portfolio, each Portfolio offers a single class of shares. The Delaware REIT Fund of The Real Estate Investment Trust Portfolio offers five classes of shares: Class A, Class B, Class C, Class R, and Institutional Class shares. The Portfolios’ investment manager is Delaware Management Company, a series of Delaware Management Business Trust (the “Manager”). Mondrian Investment Partners, Ltd. (“Mondrian”) serves as sub advisor to The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios.

ORGANIZATION AND CLASSIFICATION

Organization
       The Trust was originally organized under the laws of the State of Maryland on May 30, 1991. On Dec. 15, 1999, the Trust completed a re-organization that changed its state and form of organization from a Maryland corporation to a Delaware statutory trust.

Classification
       The Trust is an open-end management investment company. Except for The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II (which Portfolios together may be referred to as “The Real Estate Investment Trust Portfolios”) and The Select 20 Portfolio, each Portfolio is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the Fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers. The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, and The Select 20 Portfolio are nondiversified as defined by the 1940 Act. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on an investment held by the fund may affect a larger portion of its overall assets and subject it to greater risks and volatility.

INVESTMENT OBJECTIVES, RESTRICTIONS, AND POLICIES

Investment Objectives
       Each Portfolio’s investment objective is described in the Prospectuses. The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are nonfundamental, and may be changed without shareholder approval. However, the Trust’s Board of Trustees (“Board”) must approve any changes to nonfundamental investment objectives and the appropriate Portfolio will notify shareholders at least 60 days prior to a material change in a Portfolio’s objective. The investment objective of The Labor Select International Equity Portfolio is fundamental and may not be changed without shareholder approval.

Fundamental Investment Restrictions
       The Trust has adopted the following restrictions for each of the Portfolios (except where otherwise noted) that cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

       Each Portfolio, other than The International Equity and The Labor Select International Equity Portfolios, shall not:
       1. With respect to each Portfolio, except The Real Estate Investment Trust Portfolio, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; in tax-exempt obligations; or certificates of deposit. The Real Estate Investment Trust Portfolio will concentrate its investments in the real estate industry. The Real Estate Investment Trust Portfolio otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

       2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

       3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

       4. With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

       5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

       6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

       The International Equity and The Labor Select International Equity Portfolios shall not:
       1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with each Portfolio’s investment objective and policies, are considered loans, and except that a Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

       2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

       3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, each Portfolio may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

       4. Make any investment that will result in the concentration (as that term might be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers all of which conduct their principal business activities in the same industry, except each Portfolio may invest up to 30% of the value of its net assets in the securities of issuers that conduct their principal business activities in the commercial banking industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or tax-exempt certificates of deposit.

       5. Purchase or sell commodities or commodity contracts.

       6. Enter into futures contracts or options thereon.

       7. Make short sales of securities, or purchase securities on margin.

       8. Purchase or retain the securities of any issuer that has an officer, director or security holder who is a director or officer of the Trust or of either of the investment advisors if, or so long as, the directors and officers of the Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

       9. Invest in interests in oil, gas, and other mineral leases or other mineral exploration or development programs.

       10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities (as defined in the 1940 Act), except for notes to banks.

       11. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

       In addition to the restrictions set forth above, in connection with the qualification of the Portfolio’s shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio’s net assets. Included within such amount, but not to exceed 2% of the Portfolio’s net assets, may be warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

Nonfundamental Investment Restrictions
       In addition to the fundamental policies and investment restrictions described above, each Portfolio will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Board, as appropriate, without shareholder approval: Each Portfolio, other than The International Equity Portfolio, may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Portfolio has valued the investment. The International Equity Portfolio may not invest more than 10% of its net assets in such securities.

       In applying a Portfolio’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry): (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

       The Select 20 and The Large Cap Growth Equity Portfolios may not make investments that will result in the concentration of their respective investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolios from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. In applying their policies on concentration, the Portfolios do divide the technology sector into various sub-categories (e.g., computer manufacturers, information technology services, semiconductor and other equipment manufacturers, and telecommunication services).

       Except for a Portfolio’s policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover
       Portfolio trading will be undertaken principally to accomplish each Portfolio’s respective investment objective. The Portfolios are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Portfolio’s respective investment objective. The Portfolios will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Portfolio’s respective investment objective.

       The portfolio turnover rate tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Portfolio’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Portfolio’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Portfolio may hold securities for any period of time.

       The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios have generally had portfolio turnover rates below 100%. The Large-Cap Growth Equity, The Real Estate Investment Trust Portfolios, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios are expected to experience portfolio turnover rates significantly in excess of 100%.

     For the last two fiscal years, the portfolio turnover rates of the Portfolios were as follows:

Portfolio	October 31, 2012	October 31, 2013

The Large-Cap Growth Equity Portfolio	40%	38%
The Large-Cap Value Equity Portfolio	14%	9%
The Focus Smid-Cap Growth Equity Portfolio	44%	26%
The Real Estate Investment Trust Portfolio	87%	101%
The Real Estate Investment Trust Portfolio II	88%	107%
The Select 20 Portfolio	42%	46%
The International Equity Portfolio	16%	20%
The Labor Select International Equity Portfolio	17%	16%
The Emerging Markets Portfolio	38%	40%
The Emerging Markets Portfolio II	12%	11%
The Core Focus Fixed Income Portfolio	586%	526%
The High-Yield Bond Portfolio	68%	90%
The Core Plus Fixed Income Portfolio	327%	358%

INVESTMENT STRATEGIES AND RISKS

       The Portfolios’ investment objectives, strategies, and risks are described in the Prospectuses. The following discussion supplements the descriptions of the Portfolios’ investment strategies and risks that are included in the Prospectuses. The Portfolios’ investment strategies are nonfundamental and may be changed without shareholder approval.

Asset-Backed Securities
       The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may each invest a portion of their assets in asset-backed securities. All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (for example, BBB by Standard & Poor’s Financial Services LLC, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”)). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the income stream to pay the debt service on the debt obligations issued.

       The rate of principal payment on asset-backed securities will be affected by the principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors, such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many cases, ever, established as well as other risks that may be peculiar to the collateral backing such securities. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

       Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

       Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple-class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Borrowing from Banks
       The Emerging Markets Portfolio II may borrow money from banks, including its custodian, as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. The Portfolio may also obtain such short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as: large dividend payments; failed trades; the clearance of purchases and sales of portfolio securities; and securities on loan. The Portfolio will be required to pay interest to the lending banks on amounts borrowed. As a result, borrowing money could result in the Portfolio being unable to meet its investment objective.

Brady Bonds
       The Emerging Markets, The Emerging Markets II, and The Core Plus Fixed Income Portfolios may invest, consistent with their investment objective, in Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds tend to be lower quality and more speculative than securities of developed country issuers. The economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries that have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

Commercial Banking Industry
       The International Equity and Labor Select International Equity Portfolios may invest up to 30% of each Portfolio’s net assets in the commercial banking industry as classified by the Global Industry Classification Standard (GICS) developed by MSCI Barra, the provider of the Portfolios’ benchmark, the MSCI EAFE Index, and S&P. Under this definition, the commercial banking industry includes: (1) diversified banks, which are commercial banks whose businesses are derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending; and (2) regional banks, whose businesses are generally derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending. Commercial banking excludes companies that GICS would classify as thrifts and mortgage banks, investment banks, and brokerages.

Concentration
       In applying a Portfolio’s policies on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Convertible Debt and Nontraditional Equity Securities
       A portion of The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The High-Yield Bond, and The Core Plus Fixed Income Portfolios’ assets may be invested in convertible debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios’ assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible debt securities are senior to common stocks in a corporation’s capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible debt securities provide a fixed income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security’s underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline, and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Large-Cap Growth Equity Portfolio, The Large-Cap Value Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Select 20 Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio each may invest in convertible securities without reference to such securities’ investment-grade rating because it invests in such securities primarily for their equity characteristics.

       The Large-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, and The High-Yield Bond Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company’s common stock. A PERCS is a preferred stock that generally features a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

       The Large-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, and The High-Yield Bond Portfolios may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Depositary Receipts
       The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, and The Real Estate Investment Trust II Portfolios may invest in will be those that are actively traded in the United States.

       In conjunction with their investment in foreign securities, The Large-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets II, and The Emerging Markets Portfolios may also invest in sponsored and unsponsored European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). In addition, The Focus Smid-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its 20% limit on investments in foreign securities.

       ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. “Sponsored” ADRs, EDRs, or GDRs are issued jointly by the issuer of the underlying security and a depositary, and “unsponsored” ADRs, EDRs, or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs, or GDRs generally bear all the costs of such facilities, and the depositary of an unsponsored ADR, EDR, or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR, or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter markets that do not have an active or substantial secondary market will be considered illiquid and will therefore be subject to a Portfolio’s limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Equity Linked Securities
       The Emerging Markets Portfolio and The Emerging Market Portfolio II may invest a portion of their assets in equity linked securities. Equity linked securities are privately issued derivative securities that have a return component based on the performance of a single security, a basket of securities, or an index. Equity-linked securities are primarily used by a Portfolio as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. To the extent that a Portfolio invests in equity-linked securities whose returns correspond to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Investments” below.

       A Portfolio deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, a Portfolio receives cash from the broker or custodian equal to the value of the underlying security. Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, a Portfolio might be unable to obtain its expected benefit. In addition, while a Portfolio will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

       Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options. See “Options” below. Equity-linked securities may be considered illiquid and thus subject to a Portfolio’s restrictions on investments in illiquid securities. In some instances, investments in equity linked securities may also be subject to a Portfolio’s limitations on investing in investment companies; see “Investment Company Securities” below.

Fixed Income Securities
       The Emerging Markets Portfolio II is permitted to invest up to 35% of its net assets in fixed income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions; the Portfolio, however, does not anticipate investing, on a regular basis, more than 10% of its net assets in such fixed income securities. It may also invest in fixed income securities that are denominated in the currencies of emerging market countries. All of these may be high yield, high-risk fixed income securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization (“NRSRO”).

Foreign Currency Transactions
       The International Equity, The Labor Select International Equity, The Emerging Markets II, and The Emerging Markets Portfolios (as well as The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

       When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its custodian bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio’s total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio’s commitments with respect to such contracts.

       Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

       The Focus Smid-Cap Growth Equity, The Emerging Markets II, and The Emerging Markets Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

       Foreign currency options are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of a rate movement adverse to a Portfolio’s position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

       A Portfolio will write call options only if they are “covered” and put options only if they are secured. A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its custodian bank cash or liquid high-grade debt securities equal at all times to the aggregate exercise price of the put.

       As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, nonrefundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

       Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC or commodities exchanges regulated by the Commodity Futures Trading Commission.

       A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions. In addition, futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

       The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin” as a good faith deposit. Subsequent payments to and from the broker referred to as “variation margin” are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as “marking to the market.”

       A futures contract may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant that is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

       A call option on a futures contract provides the holder with the right to purchase, or enter into a “long” position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a “short” position, in the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option, and the writer delivers to the holder the accumulated balance in the writer’s margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

       A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

       An option becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer, therefore, has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Foreign Investments
       Investors in The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios (as well as The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investments in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold un-invested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio permit each to enter into forward foreign currency exchange contracts and permit The Focus Smid-Cap Growth Equity and The Emerging Markets Portfolios to engage in certain options and futures activities in order to hedge holdings and commitments against changes in the level of future currency rates. See “Foreign Currency Transactions” above.

       The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios with respect to up to 20%, 20%, 20%, 10%, 10%, 10%, 20%, 25%, and 30%, respectively, of their respective total assets will invest in securities of foreign issuers and may hold foreign currency. The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios may invest without limitation in foreign securities and hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped, or emerging country. The International Equity, The Large-Cap Growth Equity, The Labor Select International Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, and The Select 20 Portfolios will not invest, at the time of purchase, more than 10% of its net assets in emerging markets securities. The High-Yield Bond Portfolio will not invest, at the time of purchase, more than 20% of its net assets in emerging markets securities. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments, which could affect investments in securities of issuers in those nations.

       In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the U.S., and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

       It is also expected that the expenses for custodial arrangements of The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios’ foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the nonrecovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio’s investments. See “Distributions and Taxes.”

       Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

       Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest, and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, neither Manager nor Mondrian believes that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio and The Emerging Markets Portfolio II will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Other factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash-flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government’s policy towards the International Monetary Fund, the World Bank and other international agencies, and the political constraints to which a government debtor may be subject.

       With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer’s ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

       The issuers of the foreign government and government-related high yield securities, including Brady Bonds, in which The Emerging Markets, The Emerging Markets II, The High-Yield Bond, and The Core Plus Fixed Income Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The Emerging Markets II, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest will not be subject to similar defaults or restructuring arrangements that may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

       With respect to forward foreign currency exchanges, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See “Forward Foreign Currency Exchange Contracts” below.

       With reference to the Portfolios’ investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

       Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Portfolios’ invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, neither the Manager nor Mondrian believes that any current registration restrictions would affect its decision to invest in such countries.

       As disclosed in the Prospectus for The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Core Focus Fixed Income Portfolio, The High Yield Bond Portfolio, and The Core Plus Fixed Income Portfolio, the foreign short-term fixed income securities in which the Portfolios may invest may be U.S. dollar or foreign currency denominated, including the euro. Such securities may include those issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. Supranational entities include: The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community, and the Inter-American Development Bank. Such fixed income securities will be typically rated, at the time of purchase, AA or higher by S&P or Aa or higher by Moody’s, or of comparable quality as determined by the Manager or Mondrian, as applicable.

Forward Foreign Currency Exchange Contracts
       The foreign investments made by The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios present currency considerations that pose special risks, as described in the Prospectus.

       Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

       A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

       A Portfolio may enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

       For example, when the Manager or Mondrian, as applicable, believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency.

       The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Portfolios may also engage in currency “cross hedging” when, in the opinion of the Manager or Mondrian, as applicable, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

       At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize gain or loss from currency transactions.

       With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

       It is impossible to forecast the market value of Portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Futures and Options on Futures
       In order to remain fully invested, to facilitate investments in portfolio securities, and to reduce transaction costs, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios’ investment objectives and policies, and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts, and options on securities, in the aggregate, exceed 25% of the Portfolios’ assets, or 20% in each of The Real Estate Investment Trust Portfolios’ total assets.

       Additionally, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with its investments.

       The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may enter into contracts for the purchase or sale for future delivery of securities. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

       The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin” as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as “marking to the market.”

       Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value (“NAV”) of the Portfolio from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

       Foreign currency futures contracts operate similarly to futures contracts concerning securities. When The Emerging Markets Portfolio and The Emerging Markets Portfolio II sell a futures contract on a foreign currency, they are obligated to deliver that foreign currency at a specified future date. Similarly, a purchase by a Portfolio gives it a contractual right to receive a foreign currency. This enables a Portfolio to “lock in” exchange rates. The Portfolios may also purchase and write options to buy or sell futures contracts in which a Portfolio may invest and enter into related closing transactions. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio’s assets are required as futures contract margin deposits and premiums on options, and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio’s total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

       With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

       The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

       If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio’s losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio’s securities against the risk of rising interest rates.

       To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts, or may realize a loss. For example, if a Portfolio is hedged against the possibility of an increase in interest rates that would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures position. In addition, in such situations, if the Portfolio has insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.

       Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and having the same exercise price and expiration date. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

       Lastly, it should be noted that the Trust (on behalf of each Portfolio) has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to Rule 4.5 under the Commodity Exchange Act (the “CEA”) with respect to each Fund’s investments in certain derivative instruments that are within the jurisdiction of the Commodity Futures Trading Commission. Accordingly, the Portfolios’ Manager is not subject to registration or regulation as a CPO. By claiming the exclusion under Rule 4.5, each Portfolio may only invest in commodity interests (i) with aggregate net notional value of up to 100% of a Portfolio’s net assets, or (ii) for which the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) will not exceed 5% of the Portfolios’ NAV, in each case not counting bona fide hedging transactions. If a Portfolio exceeds either of these thresholds, it will no longer qualify for the exclusion available under Rule 4.5, which may cause the Manager to have to register as a CPO if a Portfolio continues to engage in investment activity regulated under the CEA.

High Yield High Risk (“Junk Bonds”) Securities
       The Large-Cap Growth Equity and The Select 20 Portfolios each may invest up to 5% of its assets in high risk, high yield fixed income securities of foreign governments, including, within specified limitations, Brady Bonds. The Emerging Markets Portfolio and The Emerging Markets Portfolio II may invest up to 35% of their respective net assets in fixed income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high yield, high risk securities, including Brady Bonds. The Core Plus Fixed Income Portfolio may invest up to 30% of its assets in high risk, high yield fixed income securities.

       The High-Yield Bond Portfolio invests primarily in corporate bonds rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another NRSRO.

       High yield, high risk bonds are considered to be of poor standing and predominantly speculative and entail certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment-grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high yield securities. Such securities are subject to a substantial degree of credit risk. In the past, the high yields from these bonds have compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds for The High-Yield Bond Portfolio. Investments in high yield bonds by other Portfolios are limited as discussed herein and in the applicable Prospectus. While diversification and limiting the percentage of the Portfolio that can be invested in such bonds can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification or limitation will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

       Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. Also, these bonds are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

       The economy and interest rates may affect these high yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the respective Portfolios’ NAV.

       Although the market for high yield bonds has been in existence for many years, including periods of economic downturns, the high yield market grew rapidly during the long economic expansion that took place in the United States during the 1980s. During the economic expansion, the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, adversely affect the liquidity of such bonds, and/or adversely affect the ability of high yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high yield bonds, an increase in the number of high yield bond defaults, and corresponding volatility in the Portfolio’s NAV.

       In addition, if, as a result of volatility in the high yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio’s shares for a sustained period of time, The High-Yield Bond Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio’s expense ratios may increase.

       Furthermore, the secondary market for high yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when the institutions that dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio’s ability to dispose of particular issues, when necessary, to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolios to obtain precise valuations of the high yield securities in their portfolios. During periods involving such liquidity problems, judgment plays a greater role in valuing high yield securities than is normally the case. The secondary market for high yield securities is also generally considered more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. A Portfolio’s privately placed high yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

       Finally, there are a variety of legislative actions that have been taken or that are considered from time to time by the U.S. Congress that could adversely affect the market for high yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high yield securities. Regulatory actions have also affected the high yield market. For example, many insurance companies have restricted or eliminated their purchase of high yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high yield issues, could reduce the number of new high yield securities being issued, and could make it more difficult for The High-Yield Bond Portfolio, in particular, to attain its investment objective.

Initial Public Offerings (IPOs)
       Under certain market conditions, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, and The Select 20 Portfolios may invest in companies at the time of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Investment Company Securities
       Except for The Labor Select International Equity Portfolio, each Portfolio is permitted to invest in other investment companies, including open-end, closed-end, or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. However, a Portfolio may not operate as a “fund of funds,” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.” Any investments that a Portfolio makes in investment companies will involve the Portfolio’s pro rata payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act’s current limitations, the Portfolios may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a Portfolio’s total assets in the shares of any one investment company; nor (iii) invest more than 10% of a Portfolio’s total assets in shares of other investment companies. These percentage limitations also apply to a Portfolio’s investments in unregistered investment companies.

Loans and Other Direct Indebtedness
       The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, and The Core Plus Fixed Income Portfolio may purchase loans and other direct indebtedness. In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental, or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary.

       A Portfolio may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

       Certain of the loans and the other direct indebtedness acquired by a portfolio may involve revolving credit facilities or other standby financing commitments that obligate a Portfolio to pay additional cash on a certain date or on demand. These commitments may require a Portfolio to increase its investment in a company at a time when that Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments. A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the investment manager will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass onto the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, a Portfolio will evaluate, as well, the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Portfolio’s investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolios.

Mortgage-Backed Securities
       The Real Estate Investment Trust, The Real Estate Investment Trust II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Those securities include, but are not limited to, Ginnie Mae certificates. Such securities differ from other fixed income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a Ginnie Mae security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of Ginnie Mae securities may not rise on a comparable basis with other debt securities because of the prepayment feature of Ginnie Mae securities. Additionally, if a Ginnie Mae certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates that may be lower than the rate of interest that had previously been earned.

       The Portfolios also may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the SEC to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

       The mortgages backing these securities include conventional 30-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. These mortgages may be supported by various types of insurance, and may be backed by Ginnie Mae certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies, or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities’ value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases “pass-through” instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, a Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.

       Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

       Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “interest-only” class), while the other class will receive all of the principal (the “principal-only” class). The yield to maturity on an interest-only class is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

       Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of a Portfolio's net assets.

       CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Each of the Portfolios may invest in such private-backed securities, but the Portfolios will do so only if: (i) the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, they are rated at the time of purchase in the two highest grades by an NRSRO.

       The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities that are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and nonagency mortgage-backed securities. Investments in these securities may be made only if the securities: (i) are rated at the time of purchase in the four top rating categories by an NRSRO (for example, BBB or better by S&P or Baa or better by Moody’s) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Nonagency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Nonagency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Options
       The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may purchase call options, write call options on a covered basis, purchase put options, and write put options. Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

       The Portfolios may invest in options that are either exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities. The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios will not invest more than 15% of their respective assets in illiquid securities.

       Covered Call Writing. The Portfolios may write covered call options from time to time on such portion of their securities as the Manager or Mondrian, as applicable, determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

       During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

       With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

       Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

       The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

       If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

       The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

       The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security that they might otherwise wish to sell, or deliver a security they would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

       Purchasing Call Options. The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

       The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

       Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

       Purchasing Put Options. The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. The Real Estate Investment Trust, The Real Estate Investment Trust II, and The Core Plus Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

       A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date. Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Portfolio will lose the value of the premium paid. The Portfolio may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

       The Portfolios may sell a put option purchased on individual portfolio securities. Additionally, the Portfolios may enter into closing sale transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

       Writing Put Options. A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period, and the purchaser of the option has the right to sell the security to the Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold, requiring the Portfolio to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its custodian bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities, or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the Manager or Mondrian, as applicable, wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security. In such event, a Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay.

       Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

Options on Stock Indices
       The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Select 20, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may acquire options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

       Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

       A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the S&P® 500 Index or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange, and American Stock Exchange, as well as on foreign exchanges.

       A Portfolio’s ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which the price moves in the Portfolio’s securities. Since a Portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities, which would result in a loss on both such securities and the hedging instrument.

       Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Portfolio’s ability effectively to hedge its securities. A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

       A Portfolio will not engage in transactions in options on stock indices for speculative purposes, but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions
       Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

       It is the Manager’s understanding that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Portfolio from the borrower; (ii) this collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; (iii) a Portfolio must be able to terminate the loan after notice at any time; (iv) a Portfolio must receive reasonable interest on any loan and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (v) a Portfolio may pay reasonable custodian fees in connection with the loan; and (vi) the voting rights on the lent securities may pass to the borrower; however, if the Board knows that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Board to vote the proxy.

       The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the Manager or Mondrian, as applicable, under the supervision of the Board, as applicable, including the creditworthiness of the borrowing broker, dealer or institution, and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager or Mondrian, as applicable.

       Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by the Portfolios’ custodian for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by S&P or Moody’s, or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios or, at the discretion of the lending agent, replace the loaned securities. The Portfolios continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Portfolios receive a fee from the security lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolios, the security lending agent, and the borrower. The Portfolios record securities lending income net of allocations to the security lending agent and the borrower.

Real Estate Investment Trusts (“REITs”)
       In addition to The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust II, and The Large-Cap Growth Equity Portfolio may invest in REITs consistent with its investment objectives and policies and The Emerging Markets Portfolio II may invest up to 10% of its total net assets in REITs.

       REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided the REITs comply with several requirements in the Internal Revenue Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and/or to maintain exemptions from the 1940 Act.

       The Portfolios’ investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term healthcare properties, such as nursing, retirement, and assisted living homes, may be impacted by U.S. federal regulations concerning the healthcare industry.

       REITs (especially mortgage REITs) are also subject to interest rate risks—when interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

       REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements
       While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

       A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security. If bankruptcy proceedings are commenced with respect to the seller, a Portfolio's realization upon the collateral may be delayed or limited. Each Portfolio will limit its investments in repurchase agreements to those that the Manager or Mondrian, as applicable, determines to present minimal credit risks and that are of high quality. In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements, which is monitored on a daily basis. The term of these agreements is usually from overnight to one week, and never exceeds one year. The Large-Cap Value Equity and The International Equity Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Labor Select International Equity, The Emerging Markets, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

       The funds in the Delaware Investments® family (each a “Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”), including the Trust, have obtained an exemption from the SEC (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments® Funds jointly to invest cash balances. The Delaware Investments® Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Restricted and Rule 144A Securities
       Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A Securities are traded among qualified institutional investors. While maintaining oversight, the Board of Trustees, as applicable, has delegated to the Manager and Mondrian, as applicable, the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of net assets) on investments in illiquid assets. The Boards have instructed the Manager and Mondrian to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g, the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer, and whether a security is listed on an electronic network for trading the security).

       Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager or Mondrian, as applicable, will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its net assets in illiquid securities. If the Manager or Mondrian, as applicable, determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the Manager or Mondrian, as applicable, will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

       Each Portfolio may purchase privately placed securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays that would result in a Portfolio obtaining a less favorable price on a resale.

Short-Term Investments
       Each portfolio may invest in the following short-term investments:

(1) Time deposits, certificates of deposit (including marketable variable-rate certificates of deposit), and bankers' acceptances issued by a U.S. commercial bank. Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the net assets of a Portfolio in the case of The Large-Cap Value Equity, and The International Equity Portfolios, and 15% of the net assets of a Portfolio in the case of The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios. A business day is any day that the New York Stock Exchange is open for business (“Business Day”). Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable-rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

A Portfolio will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion or, in the case of a bank that does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by an NRSRO;

(2) Commercial paper with the highest quality rating by an NRSRO (for example, A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Manager or Mondrian;

(3) Short-term corporate obligations with the highest quality rating by an NRSRO (for example, AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Manager or Mondrian;

(4) U.S. government securities (see “U.S. Government Securities”);

(5) Repurchase agreements collateralized by securities listed above; and

(6) In the case of The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios, bank deposits held by or at the Portfolio's custodian bank or one of its sub-custodians.

Swaps, Caps, Floors and Collars
       The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may enter into interest rate and index swaps and the purchase or sale of related caps, floors, and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, as a duration management technique or to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date. The Portfolios intend to use these transactions as hedges and not speculative investments, and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may each be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating-rate payments for fixed rate payments with respect to a nominal amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

       A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Manager, Mondrian and the Portfolios believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to their borrowing restrictions. No Portfolio will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principal and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed, and, accordingly, they are less liquid than swaps.

       Credit Default Swaps. The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Portfolio's investments in credit default swap (“CDS”) contracts will be limited to 15% of the Portfolio’s net assets. The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, and The Core Plus Fixed Income Portfolio may enter into CDS contracts to the extent consistent with each Portfolio’s investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. A Portfolio might use CDS contracts to limit or to reduce the risk exposure of the Portfolio to defaults of the issuer or issuers of the Portfolio’s holdings (i.e., to reduce risk when the Portfolio owns or has exposure to such securities). A Portfolio also might use CDS contracts to create or vary exposure to securities or markets.

       CDS transactions may involve general market, illiquidity, counterparty, and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. As the purchaser or seller of protection, a Portfolio may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

       Where a Portfolio is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS. To the extent that the Portfolio, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty (1) the reference security (or basket of securities), (2) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities), or (3) the negotiated monetary value of the obligation, the Portfolio will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Portfolio does not own the reference security (or basket of securities), the Portfolio will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation. To the extent that the Portfolio, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation. Whether a CDS requires a Portfolio to cash settle its obligations or to net its obligations (i.e., offset its obligations against the obligations of the counterparty), the Portfolio will designate on its books and records cash or liquid securities sufficient to cover its obligation under the CDS. All cash and liquid securities designated by the Portfolio to cover its obligations under CDSs will be marked to market daily to cover these obligations.

       As the seller of protection in a CDS contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring, or and agreed upon event (each of these events is a “Credit Event”). If a Credit Event occurs, a Portfolio generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract, a Portfolio would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Portfolio would have credit exposure to the reference security (or basket of securities). A Portfolio will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

       As the purchaser of protection in a CDS contract, a Portfolio would pay a premium to the seller of protection. In return, a Portfolio would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Portfolio if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

       If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

       Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Portfolio to terminate the CDS contract.

       A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Portfolio’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, a Portfolio’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. As with any contractual remedy, there is no guarantee that a Portfolio would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

       Interest-Rate and Index Swaps. The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio may invest in interest rate and index swaps to the extent consistent with their investment objectives and strategies. A Portfolio will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Portfolio is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

       Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

       When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to manage its portfolio of swaps so as to match and offset its payment receipts and obligations.

       The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (“LIBOR”). The typical maximum term of an interest rate swap agreement ranges from one to 12 years. Index swaps tend to be shorter term, often for one year.

       A Portfolio may also engage in index swaps, also called total return swaps. In an index swap, a Portfolio may enter into a contract with a counterparty in which the counterparty will make payments to the Portfolio based on the positive returns of an index, such as a corporate bond index, in return for the Portfolio paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, a Portfolio is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

       Swap transactions provide several benefits to a Portfolio. Interest-rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a Portfolio is the weighted average of the durations of the Portfolio's fixed income securities.

       If a Portfolio wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, a Portfolio could agree to make semiannual fixed rate payments and receive semiannual floating-rate LIBOR payments adjusted every six months. The duration of the floating-rate payments received by the Portfolio will now be six months. In effect, a Portfolio has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

       A Portfolio may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Portfolio could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Portfolio gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

       Other uses of swaps could help permit a Portfolio to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

       The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, a Portfolio's potential loss is the net amount of payments the Portfolio is contractually entitled to receive for one payment period (if any— the Portfolio could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Portfolio will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Portfolio would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit a Portfolio to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Portfolio.

       In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. A Portfolio will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

       In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Portfolio that has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount a Portfolio might theoretically be required to pay in a swap transaction.

       In order to ensure that a Portfolio will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Portfolio will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments, or markets that are otherwise eligible investments for the Portfolio. Similarly, the extent to which a Portfolio may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

       A Portfolio will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Portfolio's payment obligations over its entitled payments with respect to each swap contract. To the extent that a Portfolio is obligated by a swap to pay a fixed or variable interest rate, the Portfolio may segregate securities that are expected to generate income sufficient to meet the Portfolio's net payment obligations. For example, if a Portfolio holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

       There is not a well-developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Many index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Portfolio may therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Portfolio will refer to the notional amount of the swap. Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

U.S. Government Securities
       The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see “Investment Restrictions” and the Prospectuses of the Portfolios for additional information) include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government.

       U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies that are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

       Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

       An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and Fannie Mae.

Warrants
       The Large-Cap Growth Equity, The Large-Cap Value Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may purchase or sell warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed-Delivery Securities
       Each Portfolio may purchase securities on a when-issued or “delayed delivery” basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero-Coupon and Payment-In-Kind Bonds
       Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. Payment-In-Kind (“PIK”) bonds pay interest through the issuance to holders of additional securities. Zero-coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds and to have certain tax consequences that could, under certain circumstances, be adverse to the Portfolios authorized to invest in them. Investments in zero-coupon or PIK bonds would require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Portfolio may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow. These rules could affect the amount, timing and tax character of income distributed to you by a Portfolio.

Special Risks related to Cybersecurity Issues
       As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust’s business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust’s third-party service providers could disrupt the Trust’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust’s third-party service providers may be adversely affected by significant disruption of the service providers’ operating systems or physical infrastructure that support the Trust and its shareholders.

       The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust’s third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of the Trust’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

       Disruptions or failures in the physical infrastructure or operating systems that support the Trust’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust’s third-party service providers use to service the Trust’s operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

       Except for Delaware REIT Fund Class A, B, C, R, and Institutional Class shares, each Portfolio has adopted a policy generally prohibiting providing portfolio holdings information to any person until after the Portfolio disseminates its monthly statement to shareholders. We provide a list of each Portfolio’s holdings on the shareholder’s monthly statement, and then afterwards portfolio holdings information will be made available to the public who can get such information via phone by calling 800 231-8002.

       With respect to the Delaware REIT Fund Class A, B, C, R, and Institutional Class shares of The Real Estate Investment Trust Portfolio, the Trust posts a list of the Fund’s portfolio holdings monthly, with a 30-day lag, on the Fund’s website,delawareinvestments.com. In addition, on a 10-day lag, we also make available on the website a month-end summary listing of the number of the Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 800 523-1918.

       Other entities, including institutional investors and intermediaries that distribute the Portfolios’ shares, are generally treated similarly and are not provided with a Portfolio’s holdings information in advance of when they are generally available to the public. The Portfolios may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

       Third-party service providers and affiliated persons of a Portfolio are provided with the Portfolio’s holdings only to the extent necessary to perform services under agreements relating to the Portfolios. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager’s affiliates (Delaware Management Business Trust, Delaware Service Company, Inc., and the Distributor) and the Portfolios’ independent registered public accounting firm, custodian, legal counsel, financial printer (DG3), and the proxy voting service. These entities are obligated to keep such information confidential.

       Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with a Portfolio or the Manager may receive portfolio holdings information more quickly than described above. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Portfolio shares or in shares of the Portfolio’s securities holdings). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither a Portfolio, nor the Manager, Mondrian, nor any affiliate receive any compensation or consideration with respect to these agreements.

       To protect shareholders’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Portfolio’s Chief Compliance Officer prior to such use.

       The Portfolios’ Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer, that, among other things, address the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

MANAGEMENT OF THE TRUST

Officers and Trustees
       The business and affairs of the Trust are managed under the direction of its Board. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds. As of Jan. 31, 2014, the Trust’s officers and Trustees directly owned less than 1% of the outstanding shares of each Portfolio.

       The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

Other Directorships
				Number of Funds in	Held by Trustee
Name, Address,	Position(s) Held	Length of Time	Principal Occupation(s)	Fund Complex	During the Past
and Birth Date	with the Trust	Served	During the Past 5 Years	Overseen by Trustee	Five Years
Interested Trustee
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since Aug. 16, 2006 President and Chief Executive Officer since Aug. 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments[2]	70	Board of Governors Member — Investment Company Institute (ICI) Director and Audit Committee Member — Kaydon Corp. (2007–2013)

					Other Directorships
				Number of Funds in	Held by Trustee
Name, Address,	Position(s) Held	Length of	Principal Occupation(s)	Fund Complex	During the Past
and Birth Date	with the Trust	Time Served	During the Past 5 Years	Overseen by Trustee	Five Years
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004-March 2011)	70	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–Present)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010– Present) President — Franklin & Marshall College (July 2002–July 2010)	70	Director — Hershey Trust Director and Audit Committee Member — Community Health Systems

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004-Present)	70	None

					Other
				Number of Funds	Directorships
				in Fund Complex	Held by Trustee
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	During the Past
Birth Date	with the Trust	Time Served	During the Past 5 Years	Trustee	Five Years
Frances A. Sevilla- Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration	70	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008-2010) and Executive Vice President and Chief Administrative Officer (2007-2009) — PNC Financial Services Group	70	None

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member—Okabena Company Chair — 3M Investment Management Company (January 2005 — July 2012)

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — P/E Investments (Hedge Fund) (September 1996–Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments

					Other
				Number of Funds	Directorships
				in Fund Complex	Held by Officer
Name, Address,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	During the Past
and Birth Date	with the Trust	Time Served	During the Past 5 Years	Officer	Five Years
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President since May 2013; Vice President and Deputy General Counsel since September 2000; and Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	70	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005– February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ Manager.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Manager, Distributor, and transfer agent.
[3] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds.

       The following table shows each Trustee’s ownership of shares of the Funds and of shares of all Delaware Investments® Funds as of Dec. 31, 2013.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity Securities	Companies Overseen by Trustee in Family
Name	in the Funds	of Investment Companies
Interested Trustee
Patrick P. Coyne	None	Over $100,000

Independent Trustees
Thomas L. Bennett	None	Over $100,000
Joseph W. Chow	None	None
John A. Fry	None	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Frances A. Sevilla-Sacasa	None	$50,001-$100,000
Thomas K. Whitford	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	Over $100,000

       The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the fiscal year ended Oct. 31, 2013. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

			Total Compensation
			from the Investment
	Aggregate	Retirement Benefits	Companies in the
	Compensation from	Accrued as Part of	Delaware Investments®
Trustee	the Trust	Fund Expenses	Complex[1]
Thomas L. Bennett	$13,384	None	$235,000
Joseph W. Chow[2]	$9,441	None	$146,167
John A. Fry	$11,922	None	$209,167
Anthony D. Knerr[2]	$15,178	None	$266,667
Lucinda S. Landreth	$12,747	None	$224,167
Frances A. Sevilla-Sacasa	$12,070	None	$211,667
Thomas K. Whitford[2]	$9,302	None	$161,667
Janet L. Yeomans	$13,783	None	$241,667
J. Richard Zecher	$12,074	None	$211,667

1	Effective Jan. 1, 2014, each Independent Trustee/Director will receive an annual retainer fee of $145,000 for serving as a Trustee/Director for all 26 investment companies in the Delaware Investments® family, plus $10,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex. Each Trustee shall also receive a $5,000 fee for attending telephonic meetings on behalf of the investment companies in the complex. Effective Jan. 1, 2014, members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $3,000 for each Committee meeting attended. The Trustees may receive an additional fee if a committee meeting exceeds 4 hours. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $20,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $40,000.

2	Messrs. Chow and Whitford joined the Board effective Jan. 1, 2013. Mr. Knerr retired from the Board effective Feb. 20, 2014.

Board Leadership Structure

       Common Board of Trustees/Directors: The business of the Trust is managed under the direction of the Board. The Trustees also serve on the Boards of all the other investment companies that comprise the Delaware Investments® Family of Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

       Board Chairman: Mr. Coyne, who is an Interested Trustee, serves as the Chairman of the Board. The Board believes that having a representative of Fund management as its Chairman is beneficial to the Trust. Mr. Coyne is President of the Manager and its other service provider affiliates and oversees the day-to-day investment and business affairs affecting the Manager and the Trust. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. Coyne’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Fund management.

       Coordinating Trustee: The Independent Trustees designate one of their members to serve as Coordinating Trustee. The Coordinating Trustee, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Coordinating Trustee also conducts meetings of the Independent Trustees. The Coordinating Trustee also generally serves as a liaison among outside Trustees, the Chairman, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

       Size and composition of Board: The Board is currently comprised of ten Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

       Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

       The Board has the following committees:

       Audit Committee: This committee monitors accounting and financial reporting policies, practices and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Janet L. Yeomans, Chairperson; Lucinda S. Landreth; Frances A. Sevilla-Sacasa; and Joseph W. Chow. The Audit Committee held six meetings during the Trust’s last fiscal year.

       Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: John A. Fry, Chairperson; Thomas L. Bennett Coordinating Director/Trustee (ex officio); Janet L. Yeomans; and Thomas K. Whitford. The Nominating and Corporate Governance Committee held four meetings during the Trust’s last fiscal year.

       In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this Part B.

       Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

       Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: J. Richard Zecher, Chairperson; Frances A. Sevilla-Sacasa; Lucinda S. Landreth; Thomas K. Whitford; and Joseph W. Chow. The Investments Committee held five meetings during the Trust’s last fiscal year.

       Thomas L. Bennett — Currently the Coordinating Trustee, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, non-profit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst. Mr. Bennett has served on the Board since March 2005.

       Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees of the Trusts found that his extensive experience in business strategy in non-U.S. markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis and M.C.P and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

       John A. Fry — Mr. Fry has over 25 years of experience in higher education. He has served in senior management for three major institutions of higher learning. Mr. Fry has also served as a board member of many non-profit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

       Lucinda S. Landreth — Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several non-profit institutions. In addition to her B.A., she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

       Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the United States. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive non-profit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees. Ms. Sevilla-Sacasa has served on the Board since September 2011.

       Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trusts found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from the University of Pennsylvania’s Wharton School. Mr. Whitford has served on the Board since January 2013.

       Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk management and mergers and acquisitions. She also serves as a board member of a for-profit company. She holds degrees in Mathematics and Physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

       J. Richard Zecher — Mr. Zecher has over 35 years of experience in the investment management industry. He founded a hedge fund investment advisory firm and a risk-management consulting company. He also served as Treasurer of a money center New York bank. Prior thereto, Mr. Zecher was the Chief Economist at the Securities and Exchange Commission. Mr. Zecher has served as a board member and board committee member of a for-profit company. He holds degrees in Economics from The Ohio State University. Mr. Zecher has served on the Board since March 2005.

       Patrick P. Coyne — Mr. Coyne has over 25 years of experience in the investment management industry. Mr. Coyne has managed funds, investment teams and fixed income trading operations. He has held executive management positions at Delaware Investments for several years, serving as the firm’s Chief Investment Officer for fixed income investments, as Chief Investment Officer for equity investments and, since 2006, as President of Delaware Investments. Mr. Coyne has served as a board member of non-profit organizations and for-profit companies, and currently serves on the Board of Governors of the Investment Company Institute. He holds a B.A. degree from Harvard University and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Coyne has served on the Board since August 2006.

       Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Fund’s transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

       The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees/Directors routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Trust with the Trustees/Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

       The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

       The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Independent Trustee Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Trustee Committee, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls and fund expenses.

       Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Portfolios are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics
       The Trust, the Manager, Mondrian, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
       The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Portfolios. If and when proxies need to be voted on behalf of the Portfolios, the Manager or Mondrian, as applicable, will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Portfolios. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Portfolios.

       In order to facilitate the actual process of voting proxies the Manager has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the Portfolios and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Portfolios, ISS will create a record of the vote. By no later than Aug. 31 of each year, information (if any) regarding how the Portfolios voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

       The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Portfolios.

       As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Portfolios. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

       Because the Trust has delegated proxy voting to the Manager, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Portfolios are voted by ISS in accordance with the Procedures. Because almost all of the Portfolio proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Portfolios. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Portfolios.

       With respect to The Emerging Markets, The International Equity and The Labor Select International Equity Portfolios, the Manager has delegated to Mondrian the responsibility to vote proxies with respect to portfolio securities held by each of The Emerging Markets, The International Equity and The Labor Select International Equity Portfolios that Mondrian advises. Mondrian has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which they have discretionary authority.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
     The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to all of the Portfolios, subject to the supervision and direction of the Board. The Manager also provides investment management services to certain of the other Delaware Investments® Portfolios. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

     As of Dec. 31, 2013, the Manager and its affiliates within Delaware Investments were managing in the aggregate more than $185 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries.

     Mondrian, 10 Gresham Street, 5th Floor, London, England EC2V 7JD, furnishes investment sub advisory services to The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios subject to the supervision and direction of the Trust’s Board.

     The Investment Management Agreement for each of the Portfolios, except The Large-Cap Value Equity Portfolio, The Emerging Markets Portfolio II, and Delaware REIT Fund, is dated Jan. 4, 2010 and was approved by shareholders on Nov. 12, 2009, and the Investment Management Agreement for each The Large-Cap Value Equity Portfolio, The Emerging Markets Portfolio II, and Delaware REIT Fund are dated Feb. 26, 2010, June 22, 2010, and May 21, 2010, respectively (collectively, the “Agreements”). The Agreements had initial terms of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Portfolio, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Agreements will terminate automatically in the event of its assignment.

     As compensation for the services rendered under the Agreements, the Portfolios pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Management Fee Schedule
(as a percentage of average daily net assets)
Portfolio Name	Annual Rate
The Large-Cap Growth Equity Portfolio	0.55%
The Large-Cap Value Equity Portfolio	0.55%
The Focus Smid-Cap Growth Equity Portfolio	0.75%
The Real Estate Investment Trust Portfolio	0.75% on the first $500 million;
0.70% on the next $500 million;
0.65% on the next $1.5 billion;
0.60% on assets in excess of $2.5 billion
The Real Estate Investment Trust Portfolio II	0.75%
The Select 20 Portfolio	0.75%
The International Equity Portfolio[1]	0.75%
The Labor Select International Equity Portfolio[1]	0.75%
The Emerging Markets Portfolio[1]	1.00%
The Emerging Markets Portfolio II	1.00%
The Core Focus Fixed Income Portfolio	0.40%
The High-Yield Bond Portfolio	0.45%
The Core Plus Fixed Income Portfolio	0.43%

[1]	The Manager has entered into sub advisory agreements with Mondrian with respect to The International Equity, The Labor Select International Equity and The Emerging Markets Portfolios. As compensation for its services as sub advisor to the Manager, Mondrian is entitled to receive sub advisory fees from the Manager equal to 0.36% of the average daily net assets of The International Equity Portfolio, 0.30% of the average daily net assets of The Labor Select International Equity Portfolio, and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

     During the past three fiscal years, the Portfolios paid the following investment management fees:

Portfolio	October 31, 2011	October 31, 2012	October 31, 2013
The Large-Cap Growth Equity Portfolio	$1,093,990 earned	$1,056,371 earned	$1,242,185 earned
	$1,093,990 paid	$1,056,371 paid	$1,239,253 paid
	$0 waived	$0 waived	$2,932 waived
The Large-Cap Value Equity Portfolio	$36,785 earned	$41,113 earned	$275,078 earned
	$984 paid	$11,833 paid	$262,401 paid
	$35,801 waived	$29,280 waived	$12,677 waived
The Focus Smid-Cap Growth Equity Portfolio	$72,737 earned	$122,891 earned	$401,464 earned
	$60,241 paid	$119,055 paid	$400,253 paid
	$12,496 waived	$3,836 waived	$1,211 waived
The Real Estate Investment Trust Portfolio	$1,575,076 earned	$1,571,873 earned	$1,734,527 earned
	$1,556,935 paid	$1,571,873 paid	$1,734,527 paid
	$18,141 waived	$-0- waived	$0 waived
The Real Estate Investment Trust Portfolio II	$22,172 earned	$25,443 earned	$28,621 earned
	$0 paid	$0 paid	$0 paid
	$31,851 waived	$27,531 waived	$42,248 waived
The Select 20 Portfolio	$180,758 earned	$649,842 earned	$1,209,923 earned
	$148,073 paid	$644,766 paid	$1,209,923 paid
	$32,685 waived	$5,076 waived	$0 waived
The International Equity Portfolio	$4,590,367 earned	$3,886,979 earned	$3,444,448 earned
	$4,590,367 paid	$3,886,979 paid	$3,444,448 paid
	$0 waived	$0 waived	$0 waived
The Labor Select International Equity Portfolio	$4,964,491 earned	$3,895,004 earned	$3,816,117 earned
	$4,964,491 paid	$3,895,004 paid	$3,816,117 paid
	$0 waived	$0 waived	$0 waived
The Emerging Markets Portfolio	$5,666,931 earned	$4,562,176 earned	$3,673,762 earned
	$5,666,931 paid	$4,562,176 paid	$3,673,762 paid
	$-0- waived	$0 waived	$0 waived
The Emerging Markets Portfolio II	$138,009 earned	$202,864 earned	$353,630 earned
	$85,189 paid	$159,376 paid	$297,182 paid
	$52,820 waived	$43,488 waived	$56,448 waived
The Core Focus Fixed Income Portfolio	$39,595 earned	$28,534 earned	$22,975 earned
	$0 paid	$0 paid	$0 paid
	$51,864 waived	$44,041 waived	$72,153 waived
The High-Yield Bond Portfolio	$215,009 earned	$332,160 earned	$562,308 earned
	$208,229 paid	$332,160 paid	$562,308 paid
	$6,780 waived	$0 waived	$0 waived
The Core Plus Fixed Income Portfolio	$212,520 earned	$250,760 earned	$222,747 earned
	$120,350 paid	$152,415 paid	$92,887 paid
	$92,170 waived	$98,345 waived	$129,860 waived

     The Manager has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding the amounts described below from Feb. 27, 2014 through Feb. 27, 2015.

Portfolio	Expense Cap
Delaware REIT Fund	1.25%
DPT Large-Cap Value Equity Portfolio	0.70%
DPT Select 20 Portfolio	0.89%
DPT High-Yield Bond Portfolio	0.59%
DPT Real Estate Invest Trust Portfolio II	0.95%
DPT Core Plus Fixed Income Portfolio	0.45%
DPT Focus Smid Cap Growth Equity Portfolio	0.92%
DPT Core Focus Fixed Income Portfolio	0.43%
DPT Large Cap Growth Equity Portfolio	0.65%
DPT Emerging Markets Portfolio II	1.20%

     Except for those expenses borne by the Manager under the Agreements or Mondrian under its Sub Advisory Agreement and the Distributor under the Distribution Agreement, each Portfolio is responsible for all of its own expenses. Among others, such expenses include each Portfolio’s proportionate share of certain administrative expenses, investment management fees, transfer and dividend disbursing fees and costs, accounting services, custodian expenses, federal and state securities registration fees, proxy costs, and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
     The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103, serves as the national distributor for Trust’s shares under an amended and restated Distribution Agreement dated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A, B, C, and R Shares of The Real Estate Investment Trust Portfolio under its Rule 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiary of DMHI. The Distributor has agreed to use its best efforts to sell shares of the Portfolios. See the Prospectuses for information on how to invest. Shares of the Portfolios are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers with respect to the Delaware REIT Fund Class A, B, C, and R Shares of The Real Estate Investment Trust Portfolio only, and directly by contacting the Distributor or the Trust with respect to all Portfolios. The Distributor also serves as a national distributor for the other Delaware Investments® Funds. The Board annually reviews fees paid to the Distributor.

     During the Delaware REIT Fund’s past three fiscal years, the Distributor received net commissions from the Fund on behalf of Class A shares, after re-allowances to dealers, as follows:

Delaware REIT Fund
Class A Shares
	Total
Fiscal	Amount of	Amounts	Net
Year	Underwriting	Reallowed	Commission
Ended	Commissions	to Dealers	to Distributor
10/31/13	$134,458	$113,142	$21,316
10/31/12	$144,534	$121,080	$23,454
10/31/11	$99,805	$84,801	$15,004

     During the Delaware REIT Fund’s last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“CDSC”) payments with respect to the Fund on behalf of Class A, B, and C shares, as follows:

Delaware REIT Fund	10/31/11	10/31/12	10/31/13
Class A	$6	—	—
Class B	$1,502	$734	$55
Class C	$349	$208	$544

Transfer Agent
     Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Portfolios’ shareholder servicing, dividend disbursing, and transfer agent (“Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect, wholly owned subsidiary of DMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Portfolios for providing these services, consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Portfolios will pay, such compensation monthly. With respect to Delaware REIT Fund only, omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Fund. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

     The Portfolios have authorized, in addition to the Transfer Agent, one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios. For purposes of pricing, the Portfolios will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

     BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides subtransfer agency services to the Portfolios. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Portfolios or payment of redemptions. The proceeds of this investment program are used to offset the Portfolios’ transfer agency expenses.

Fund Accountant
     The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Portfolios. Those services include performing functions related to calculating the Portfolios’ NAV and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Portfolios pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DSC provides fund accounting and financial administration oversight services to the Portfolios. Those services include overseeing the Portfolios’ pricing process, the calculation and payment of portfolio expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Portfolios pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

     During the fiscal years ended Oct. 31, 2011, 2012, and 2013, the Portfolios paid the following amounts to BNY Mellon for fund accounting and financial administration services: $929,095, $749,288 and $691,913, respectively.

     During the fiscal years ended Oct. 31, 2011, 2012, and 2013, the Portfolios paid the following amounts to DSC for fund accounting and financial administration oversight services: $133,644, $107,206, and $99,242, respectively.

Custodian
     BNY Mellon also serves as the custodian of the Portfolios’ securities and cash. As custodian for each Portfolio, BNY Mellon maintains a separate account or accounts for each Portfolio; receives, holds, and releases portfolio securities on account of each Portfolio; receives and disburses money on behalf of each Portfolio; and collects and receives income and other payments and distributions on account of each Portfolio's portfolio securities. BNY Mellon also serves as the Portfolios’ custodian for their investments in foreign securities.

     With respect to foreign securities, BNY Mellon makes arrangements with sub-custodians who were approved by the Board in accordance with Rule 17f-5 of the 1940 Act. When selecting foreign sub-custodians, the Board considers a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

Other Accounts Managed — The Manager
Except as noted, the following chart lists certain information about the types of other accounts for which each portfolio manager is primarily responsible as of Oct. 31, 2013 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2013.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-Based	Performance-
	Accounts	Managed	Fees	Based Fees
Damon J. Andres
Registered Investment Companies	8	$1.7 billion	0	$0
Other Pooled Investment Vehicles	1	$82.1 million	0	$0
Other Accounts	4	$185.8 million	0	$0
Kristen E. Bartholdson
Registered Investment Companies	7	$6.0 billion	0	$0
Other Pooled Investment Vehicles	5	$668.7 million	0	$0
Other Accounts	29	$5.4 billion	1	$2.7 billion
Christopher J. Bonavico
Registered Investment Companies	18	$11.2 billion	2	$2.0 billion
Other Pooled Investment Vehicles	16	$2.3 billion	0	$0
Other Accounts	61	$10.2 billion	5	$842.1 million
Kenneth F. Broad
Registered Investment Companies	6	$3.4 billion	0	$0
Other Pooled Investment Vehicles	9	$542.8 million	0	$0
Other Accounts	25	$2.0 billion	3	$670.9 million
Patrick G. Fortier
Registered Investment Companies	2	$1.1 billion	0	$0
Other Pooled Investment Vehicles	1	$1.2 billion	0	$0
Other Accounts	10	$1.1 billion	1	$370.2 million
Gregory M. Heywood
Registered Investment Companies	2	$1.1 billion	0	$0
Other Pooled Investment Vehicles	1	$1.2 billion	0	$0
Other Accounts	8	$1.1 billion	1	$370.2 million
Daniel J. Prislin
Registered Investment Companies	13	$9.0 billion	2	$2.0 billion
Other Pooled Investment Vehicles	10	$750.3 million	0	$0
Other Accounts	45	$8.7 billion	5	$842.1 million
Jeffrey S. Van Harte
Registered Investment Companies	13	$9.0 billion	2	$2.0 billion
Other Pooled Investment Vehicles	10	$750.3 million	0	$0
Other Accounts	43	$8.7 billion	5	$842.1 million
Nikhil G. Lalvani
Registered Investment Companies	7	$6.0 billion	0	$0
Other Pooled Investment Vehicles	5	$668.7 million	0	$0
Other Accounts	24	$5.4 billion	1	$2.7 billion
Paul Grillo
Registered Investment Companies	19	$22.2 billion	0	$0
Other Pooled Investment Vehicles	7	$660.0 million	0	$0
Other Accounts	18	$1.3 billion	0	$0

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-Based	Performance-
	Accounts	Managed	Fees	Based Fees
Anthony A. Lombardi
Registered Investment Companies	7	$6.0 billion	0	$0
Other Pooled Investment Vehicles	5	$668.7 million	0	$0
Other Accounts	27	$5.4 billion	1	$2.7 billion
D. Tysen Nutt, Jr.
Registered Investment Companies	8	$6.2 billion	0	$0
Other Pooled Investment Vehicles	5	$668.7 million	0	$0
Other Accounts	30	$5.4 billion	1	$2.7 billion
Robert A. Vogel, Jr.
Registered Investment Companies	7	$6.0 billion	0	$0
Other Pooled Investment Vehicles	5	$668.7 million	0	$0
Other Accounts	29	$5.4 billion	1	$2.7 billion
Roger A. Early
Registered Investment Companies	17	$25.3 billion	0	$0
Other Pooled Investment Vehicles	4	$552.2 million	0	$0
Other Accounts	45	$6.0 billion	0	$0
Thomas H. Chow
Registered Investment Companies	20	$23.1 billion	0	$0
Other Pooled Investment Vehicles	6	$489.9 million	0	$0
Other Accounts	17	$4.6 billion	1	$91.3 million
Christopher M. Ericksen
Registered Investment Companies	12	$8.8 billion	2	$2.0 billion
Other Pooled Investment Vehicles	6	$496.2 million	0	$0
Other Accounts	39	$8.1 billion	3	$541.4 million
Babak “Bob” Zenouzi
Registered Investment Companies	14	$3.0 billion	0	$0
Other Pooled Investment Vehicles	2	$97.4 million	0	$0
Other Accounts	4	$185.9 million	0	$0
Paul A. Matlack
Registered Investment Companies	14	$5.0 billion	0	$0
Other Pooled Investment Vehicles	7	$495.4 million	0	$0
Other Accounts	5	$413.9 million	0	$0
Craig C. Dembek
Registered Investment Companies	11	$4.3 billion	0	$0
Other Pooled Investment Vehicles	1	$15.2 million	1	$15.2 million
Other Accounts	1	Under $1 million	0	$0
John P. McCarthy
Registered Investment Companies	11	$4.3 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	Under $1 million	0	$0
Brian C. McDonnell
Registered Investment Companies	3	$3.0 billion	0	$0
Other Pooled Investment Vehicles	8	$516.8 million	0	$0
Other Accounts	52	$4.9 billion	0	$0
J. David Hillmeyer
Registered Investment Companies	6	$11.8 billion	0	$0
Other Pooled Investment Vehicles	1	$206.5 million	0	$0
Other Accounts	5	$241.9 million	0	$0

Description of Material Conflicts of Interest
     Individual portfolio managers may perform investment management services for other portfolios or accounts similar to those provided to the Portfolios and the investment action for such other portfolio or account and Portfolios may differ. For example, an account or portfolio may be selling a security, while another account or portfolio may be purchasing or holding the same security. As a result, transactions executed for one portfolio or account may adversely affect the value of securities held by another portfolio, account, or the Portfolios. Additionally, the management of multiple other portfolios or accounts and the Portfolios may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other portfolios or accounts and the Portfolios. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or portfolio. The investment opportunity may be limited, however, so that all portfolios or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple portfolios or accounts.

     Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio manager’s compensation consists of the following:

     Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus. Focus Value Team (Nutt, Lombardi, Vogel, Lalvani, and Bartholdson): Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-, three- and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. The three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     Focus Growth Team (Van Harte, Prislin, Broad, Bonavico, Ericksen, Fortier, and Heywood): Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

     The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to a peer group from a nationally recognized publicly available database, for 5 successive rolling-12-month periods. An average is taken of the 5-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     Emerging Markets (Chen): The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. The three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     Fixed Income Team (Grillo, Early, Chow, Matlack, Dembek, McCarthy, Hillmeyer, and McDonnell): An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one-, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Real Estate Securities and Income Solutions (Zenouzi and Andres): Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. The Manger keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three- and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. The three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

     Delaware Investments Incentive Unit Plan — Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of DMHI issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on Nov. 30, 2010.

     The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of DMHI, is normally determined as of each March 31, June 30, Sept. 30, and Dec. 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

     Delaware Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments® Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second, and third years following the date upon which the investment is made.

     Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities — The Manager
     As of Oct. 31, 2013, the portfolio managers of the Portfolios owned shares of the Portfolios:

Portfolio Manager	Dollar Range of Fund Shares Owned[1]
Christopher J. Bonavico	The Focus Smid-Cap Growth Equity Portfolio
Over $1 million
The Select 20 Portfolio
$500,001 - $1 million
Daniel J. Prislin	The Large-Cap Growth Equity Portfolio
$100,001 - $500,000

The Select 20 Portfolio
$500,001 - $1 million
Jeffrey S. Van Harte	The Large-Cap Growth Equity Portfolio
$500,001 - $1 million

The Select 20 Portfolio
$500,001 - $1 million

1       Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Note: The ranges for fund share ownership by the portfolio managers are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; over $1 million.

     As of Oct. 31, 2013, the portfolio managers for The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Select 20 Portfolio, and certain key personnel supporting the portfolio managers had collectively in excess of $8.5 million in the suite of products they manage, including $1,091,402 in The Focus Smid-Cap Growth, $821,695 in The Large-Cap Growth Equity Portfolio, and $1,945,218 in The Select 20 Portfolio.

     II. Portfolio Managers — Mondrian

     The following information was provided by Mondrian, the sub-advisor to The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios.

A. Other Accounts Managed (as of December 31, 2013).

				$M Assets of
			# Performance Based	Performance Based
Named Portfolio Manager	# Accounts	$ Assets (M)	Fee Accounts	Fee Accounts
Nigel Bliss
Registered Investment	1	$483M	0	$0M
Companies
Other Pooled Investment	1	$1,425M	0	$0M
Vehicles
Other Accounts	11	$4,126M	0	$0M

				$M Assets of
			# Performance Based	Performance Based
Named Portfolio Manager	# Accounts	$ Assets (M)	Fee Accounts	Fee Accounts
Ginny Chong
Registered Investment	3	$616M	0	$0M
Companies
Other Pooled Investment	4	$2,036M	0	$0M
Vehicles
Other Accounts	9	$3,990M	0	$0M
Elizabeth A. Desmond
Registered Investment	8	$3,289M	0	$0M
Companies
Other Pooled Investment	3	$4,284M	0	$0M
Vehicles
Other Accounts	14	$6,299M	0	$0M
Clive Gillmore
Registered Investment	1	$1,169M	*	*
Companies
Other Pooled Investment	1	$1,972M	*	*
Vehicles
Other Accounts	3	$500M	*	*
Greg J.P. Halton
Registered Investment	1	$102M	0	$0M
Companies
Other Pooled Investment	1	$263M	0	$0M
Vehicles
Other Accounts	3	$607M	0	$0M
Nigel G. May
Registered Investment	1	$454M	0	$0M
Companies
Other Pooled Investment	3	$297M	0	$0M
Vehicles
Other Accounts	13	$5,057M	0	$0M
Andrew Miller
Registered Investment				$0M
Companies	3	$616M	0
Other Pooled Investment				$0M
Vehicles	5	$2,260M	0
Other Accounts	18	$7,308M	0	$0M
Melissa Platt
Registered Investment				$0M
Companies	5	$2,097M	0
Other Pooled Investment				$0M
Vehicles	1	$71M	0
Other Accounts	6	$471M	0	$0M
Bilgin Soylu
Registered Investment				$0M
Companies	1	$255M	0
Other Pooled Investment				$0M
Vehicles	0	$0M	0
Other Accounts	14	$1,333M	0	$0M

* As Chief Executive Officer, Clive Gillmore has overall responsibility for all accounts.

Compensation — Mondrian

Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary - All investment professionals are remunerated with a competitive base salary. Salaries are reviewed annually and benchmarked against industry standards.

2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3. Equity Ownership — Mondrian is 100% employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in installments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm.

     Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

     At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee
     In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan
     All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

Mondrian remuneration philosophy
     The guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

     Over 80 Mondrian employees are equity owners of the business representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

     Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable us to attract and retain high caliber employees.

Ownership of Securities — Mondrian

As of Dec. 31, 2013, none of the portfolio managers owned shares of the Portfolios they manage.

TRADING PRACTICES AND BROKERAGE

     The Manager or Mondrian, as the case may be, selects brokers/dealers to execute transactions on behalf of the Portfolios for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those brokers/dealers who will provide best execution for the Portfolios. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis, where securities are either purchased directly from the dealer or sold to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission. When a commission is paid, the Portfolios pay reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Portfolio pays a minimal share transaction cost when the transaction presents no difficulty.

     During the past three fiscal years, the aggregate dollar amount of brokerage commissions paid by each Portfolio was as follows:

Portfolio	2011	2012	2013
The Large-Cap Growth Equity Portfolio	$95,959	$98,910	$109,272
The Large-Cap Value Equity Portfolio	$15,883	$2,398	$45,367
The Focus Smid-Cap Growth Equity Portfolio	$7,997	$10,755	$58,542
The Real Estate Investment Trust Portfolio	$795,408	$451,481	$498,629
The Real Estate Investment Trust Portfolio II	$10,611	$6,871	$7,986
The Select 20 Portfolio	N/A	$71,374	$104,121
The International Equity Portfolio	$255,539	$133,492	$119,888
The Labor Select International Equity Portfolio	$213,980	$108,400	$126,842
The Emerging Markets Portfolio	$861,649	$544,968	$313,854
The Emerging Markets Portfolio II	$14,589	$24,869	$14,038
The Core Focus Fixed Income Portfolio	N/A	$162	$0
The High-Yield Bond Portfolio	N/A	$38	$6,465
The Core Plus Fixed Income Portfolio	$601	$983	$574

     During the past two fiscal years, The Emerging Markets Portfolio, The International Equity Portfolio, and The Labor Select International Equity Portfolio paid the following brokerage commissions to Macquarie Capital Europe Limited (“Macquarie Europe”), a subsidiary of Macquarie and an affiliate of the Manager:

Fiscal year ended 10/31/11
		Percentage of	Percentage of aggregate dollar
		commissions	amount of transactions involving
	Aggregate dollar	paid to	the payment of commissions
	amount paid to	Macquarie	effected through Macquarie
Portfolio	Macquarie Europe	Europe	Europe
The Emerging Markets	$104,970	12.18%	12.57%
Portfolio
The Labor Select International	$30,247	11.78%	11.49%
Equity Portfolio
The International Equity	$27,024%	12.61%	11.71%
Portfolio

Fiscal year ended 10/31/12
		Percentage of	Percentage of aggregate dollar
		commissions	amount of transactions involving
	Aggregate dollar	paid to	the payment of commissions
	amount paid to	Macquarie	effected through Macquarie
Portfolio	Macquarie Europe	Europe	Europe
The Emerging Markets	$53,514.52	9.83%	6.82%
Portfolio

Fiscal year ended 10/31/13
		Percentage of	Percentage of aggregate dollar
		commissions	amount of transactions involving
	Aggregate dollar	paid to	the payment of commissions
	amount paid to	Macquarie	effected through Macquarie
Portfolio	Macquarie Europe	Europe	Europe
The Emerging Markets	$21,148	6.74%	5.41%
Portfolio
The Labor Select International	$374	0.3%	0.18%
Equity Portfolio
The International Equity	$1,135	1.18%	1.18%
Portfolio

     Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager or Mondrian may allocate, out of all commission business generated by all of the Portfolios and accounts under its respective management, brokerage business to brokers or dealers who provide brokerage and research services. These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager or Mondrian in connection with its respective investment decision-making process with respect to one or more Portfolios and separate accounts managed by it, and may not be used, or used exclusively, with respect to the Portfolio or separate account generating the brokerage.

     Securities transactions for The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Select 20, The Real Estate Investment Trust, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may be effected in foreign markets that may not allow negotiation of commissions or where it is customary to pay fixed rates.

     As provided under the Securities Exchange Act of 1934, as amended, and each Portfolio’s Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services may result in higher commissions, the Manager and Mondrian believe that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager or Mondrian that constitute, in some part, brokerage and research services used by the Manager or Mondrian in connection with their investment decision-making process and constitute, in some part, services used by them in connection with administrative or other functions not related to their investment decision-making process. In such cases, the Manager or Mondrian will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process.

     During the fiscal year ended Oct. 31, 2013, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

	Portfolio
	Transactions	Brokerage
Portfolio	Amounts	Commissions Amounts

The Large-Cap Growth Equity Portfolio	$85,902,477.91	$54,560.99
The Large-Cap Value Equity Portfolio	$2,123,346.74	$2,201.00
The Focus Smid-Cap Growth Equity Portfolio	$41,279,709.42	$31,113.24
The Real Estate Investment Trust Portfolio	$114,084,475.84	$146,244.04
The Real Estate Investment Trust Portfolio II	$1,909,452.95	$2,466.58
The Select 20 Portfolio	$61,680,106.04	$54,158.40
The Emerging Markets Portfolio II	$716,289.17	$807.98
The High-Yield Bond Portfolio	$246,577.89	$138.13

     As of Oct. 31, 2013, the Portfolios held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents:

		Value of
Portfolio	Regular Broker/Dealer	Securities Held
The Large Cap Value Equity Portfolio	Travelers Cos., Inc.	$2,701,190.00
The Emerging Markets Portfolio II	SBERBANK OF RUSSIA	$452,002.26
The High-Yield Bond Portfolio	CREDIT SUISSE GROUP AG	$636,590.50
The High-Yield Bond Portfolio	BARCLAYS BANK PLC	$579,040.00
The High-Yield Bond Portfolio	JPMORGAN CHASE & CO	$369,550.00

     The Manager or Mondrian may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager or Mondrian and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

     The Portfolios have the authority to participate in a commission recapture program. Under the program, and subject to seeking best execution as described in this section, these Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Portfolios in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of these Portfolios. The Manager and its affiliates have previously acted, and may in the future act, as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of businesses and provide other services in the investment management industry.

CAPITAL STRUCTURE

Capitalization
     The Trust currently has an unlimited authorized number of shares of beneficial interest, with no par value, issued in separate portfolios. All shares are, when issued in accordance with the Trust’s registration statement (as it may be amended from time to time), governing instruments and applicable law, fully paid and nonassessable. Shares do not have pre-emptive rights. While all shares have equal voting rights on matters affecting the Trust, each Portfolio would vote separately on any matter that affects only that Portfolio. Shares of each Portfolio have a priority in that Portfolios’ assets, and in gains on and income from the portfolio of that Portfolio.

     Each class of The Real Estate Investment Trust Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other classes of the Portfolio, except that shares of the Institutional Class may not vote on any matter that affects the Portfolio’s Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares, and Class R Shares of The Real Estate Investment Trust Portfolio may vote only on matters affecting the Rule 12b-1 Plan that relates to the class of shares that they hold. However, Class B shareholders may vote on any proposal to increase materially the fees to be paid by each Portfolio under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Portfolio will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares, and Class R Shares will be allocated solely to those classes.

     Effective Dec. 24, 1997, the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio. Effective Dec. 15, 2005, the name of The Small-Cap Growth Equity II Portfolio was changed to The Focus Smid-Cap Growth Equity Portfolio. Effective Feb. 1, 2008, the name of The All-Cap Growth Equity Portfolio was changed to The Select 20 Portfolio.

Noncumulative Voting
     The Trust’s shares have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

General Information
     The Trust reserves the right to suspend sales of Portfolio shares and reject any order for the purchase of a Portfolio’s shares if in the opinion of management such rejection is in a Portfolio’s best interest.

     For purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.55% of the dollar amount invested is generally charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds. In lieu of paying that fee, an investor in The Emerging Markets Portfolio may elect, subject to agreement by the Portfolio, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply. Investors should refer to the related Prospectus for more details on purchase reimbursement fees. See “Determining Offering Price and Net Asset Value” below.

     The minimum initial investment for a shareholder is $1 million in the aggregate across all Portfolios of the Trust, except for the Delaware REIT Fund as discussed below. However, certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Shareholders that have institutional accounts or invest in a collective investment trust managed by the Manager's affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. From time to time and in the Manager’s sole discretion, assets attributable to related accounts may be aggregated for purposes of meeting the $1 million minimum. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Trust has been satisfied. The International Equity and The Emerging Markets Portfolios are presently closed to new investors. However, existing accounts, including omnibus accounts, may continue to purchase shares. Accounts of certain omnibus accounts and managed or asset-allocation programs may maintain balances that are below the minimum stated account balance without being subject to involuntary redemption. At such time as the Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of the Manager to make investments in the Portfolios by a contribution of securities in kind to such Portfolios.

     Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A and Institutional Class shares of The Real Estate Investment Trust Portfolio. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained on behalf of the Trust. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate for the Delaware REIT Fund in certain limited circumstances that are approved by an appropriate officer of the Trust. No charge is assessed by the Trust for any certificate issued. The Portfolios do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Trust. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

Purchases of Delaware REIT Fund
     As of May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k), 403(b), or 457 plans), are allowed in Delaware REIT Fund Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Delaware Investments® Fund, as permitted by existing exchange privileges.

     For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. You will be notified via Supplement if there are any changes to these attributes, sales charges, or fees.

     The minimum initial investment generally is $1,000 for Delaware REIT Fund Class A and Class C Shares of The Real Estate Investment Trust Portfolio. Subsequent purchases of such Class A and Class C Shares generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors, Trustees and employees of any Delaware Investments® Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an automatic investing plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class R and Institutional Class shares, but certain eligibility requirements must be satisfied.

     For Class C Shares of the Portfolio, each purchase must be in an amount that is less than $1 million. See “Investment Plans” below for purchase limitations applicable to retirement plans. The Trust will reject any purchase order for more than $1 million or more of Class C Shares. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual Rule 12b-1 Plan expenses than Class C Shares, and generally are not subject to a CDSC.

     The Delaware REIT Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     FINRA has adopted amendments to its rules relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

     Certain omnibus accounts and managed or asset allocation programs may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

     The Delaware REIT Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares represent a proportionate interest in The Real Estate Investment Trust Portfolio’s assets and will receive a proportionate interest in that Portfolio’s income, before application, as to Class A, Class B, Class C, and Class R shares, of any expenses under that Portfolio’s Rule 12b-1 Plans.

     Alternative Purchase Arrangements: The alternative purchase arrangements of the Delaware REIT Fund Class A Shares, Class B Shares, and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares, and other relevant circumstances. Please note that as of May 31, 2007, the Delaware REIT Fund ceased to permit new or subsequent investments, including investment through automatic investment plans and by qualified retirement plans (such as 401(k), 403(b), or 457 plans), in Class B Shares of the Fund, except through a reinvestment of dividends or capital gains or permitted exchanges. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A Shares, or to purchase Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual Rule 12b-1 Plan expenses of up to a maximum of up to 1.00% (which is currently limited to 0.25% for Class B shares of the Fund, and 0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to Class A Shares’ annual Rule 12b-1 Plan expenses. Unlike Class B Shares, Class C Shares do not convert to another Class.

     The higher Rule 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

     Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.50%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

     In comparing Class C Shares to Class R Shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C Shares. Investors also should consider the fact that Class R Shares do not have a front-end sales charge and, unlike Class C Shares, are not subject to a CDSC.

     For the distribution and related services provided to, and the expenses borne on behalf of, the Delaware REIT Fund Classes, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the Rule 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A Shares, in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans Under Rule 12b-1.”

     Dividends, if any, paid on the Delaware REIT Fund Classes will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Delaware REIT Fund Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value.”

     Class A Shares: Purchases of $50,000 or more of Delaware REIT Fund Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Delaware REIT Fund Classes Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A Shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements, as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

     Class A Broker Exchanges: Class A shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of the Fund under certain circumstances, including such Program’s eligibility to purchase Institutional Class shares of the Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

     If a shareholder of Institutional Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Class shares for Class A shares of the Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee or other charge. Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until two years after the purchase of such Class A shares.

     Exchange of Class A shares for Institutional Class shares of the same Fund, or the exchange of Institutional Class shares for Class A shares of the same Fund, under these particular circumstances, generally will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

     This exchange privilege is subject to termination and may be amended from time to time.

     Class B Broker Exchanges: Class B shares that are or were held in a qualified retirement plan account serviced by Delaware Management Trust Company may be exchanged by the holder of such shares or any financial intermediary on behalf of such shareholder for Class A shares of the same Fund. Such exchange will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Any contingent deferred sales charge applicable to Class B shares that are exchanged pursuant to this exchange privilege will be waived. This exchange privilege is subject to termination and may be amended from time to time.

     Exchange of Class B shares for Class A shares of the same Fund under these particular circumstances will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

     Class C Broker Exchanges: Class C shares purchased by accounts participating in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Institutional Class shares of the Fund under certain circumstances, including such Program’s eligibility to purchase either Class A shares or Institutional Class shares of the Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee or other charge.

     Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares.

     If a shareholder of Institutional Class shares has ceased his or her participation in a Program, the financial intermediary may exchange all such Institutional Class shares for Class C shares of a Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee or other charge.

     Exchanges of Class C shares for Class A shares or Institutional Class shares of the same Fund, or the exchange of Institutional Class shares for Class C shares of the same Fund, under these particular circumstances, generally will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

     This exchange privilege is subject to termination and may be amended from time to time.

     Dealer’s Commission: As described in the Delaware REIT Fund’s Prospectus, for initial purchases of Class A Shares of $1 million or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

     For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A shares of other Delaware Investments® Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Delaware REIT Fund Class A Shares. Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

     An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

     Contingent Deferred Sales Charge - Class B Shares and Class C Shares: Class B Shares would have been, and Class C Shares are, purchased without a front-end sales charge. Class B Shares redeemed within six-years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within twelve-months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV of such shares at the time of purchase or the NAV of such shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B Shares or Class C Shares of the Delaware REIT Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. The Delaware REIT Fund Classes’ Prospectus includes information on the instances in which the CDSC is waived.

     During the seventh year after purchase and thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual Rule 12b-1 Plan expenses of up to 1.00% of average daily net assets of those shares. At the end of eight years after purchase, the investor’s Class B Shares will be automatically converted into Class A Shares of the Portfolio. See “Automatic Conversion of Class B Shares” below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

     In determining whether a CDSC applies to a redemption of Class B shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

     Deferred Sales Charge Alternative - Class B Shares: Class B shares would have been purchased at NAV without a front-end sales charge, and, as a result, the full amount of an investor’s purchase payment was invested in Portfolio shares. The Distributor previously had compensated dealers or brokers for selling Class B shares at the time of purchase from its own assets in an amount equal to no more than 5.00% of the dollar amount purchased. As discussed below, however, Class B shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

     Proceeds from the CDSC and the annual Rule 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B shares. These payments support the compensation paid to dealers or brokers for selling Class B shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% of those shares’ average daily net assets (currently limited to the 0.25% service fee for the Fund). The combination of the CDSC and the proceeds of the Rule 12b-1 Plan fees made it possible for the Portfolio to sell Class B shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B shares acquired as a result of the exchange. See “Redemption and Exchange” below.

     Automatic Conversion of Class B Shares: Class B shares of the Delaware REIT Fund, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion to Class A shares. Conversions of Class B shares to Class A shares will occur only four times in any calendar year, on the 18th day or next Business Day of March, June, September and December (each, a “Conversion Date”). If the eighth anniversary after a purchase of Class B shares falls on a Conversion Date, an investor’s Class B shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor’s Class B shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder’s eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert to Class A shares. Investors are reminded that the Class A shares into which Class B shares will convert are subject to Class A shares’ ongoing annual Rule 12b-1 plan expenses.

     Class B shares of the Delaware REIT Fund acquired through a reinvestment of dividends will convert to Class A shares of the Delaware REIT Fund pro rata with Class B shares of that Fund not acquired through dividend reinvestment.

     All such automatic conversions of Class B shares will constitute tax-free exchanges for federal income tax purposes. You should consult your tax advisor regarding the state and local tax consequences of the conversion of Class B shares to Class A shares, or any other conversion or exchange of shares.

     Level Sales Charge Alternative: Class C shares of the Delaware REIT Fund may be purchased at NAV without a front-end sales charge, and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to dealers or brokers for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares. See “Redemption and Exchange” below.

     Plans under Rule 12b-1 for the Fund Classes: Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Class A shares, the Class B shares, the Class C shares, and the Class R shares of Delaware REIT Fund (the “Plans”). Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Class shares. Such shares are not included in calculating the Plans’ fees and the Plans are not used to assist in the distribution and marketing of Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

     The Plans permit each of the Delaware REIT Fund Classes, pursuant to its Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such class. These expenses include, among other things, preparing and distributing advertisements, sales literature, prospectuses and reports used for sales purposes; compensating sales and marketing personnel; and paying distribution and maintenance fees to brokers, dealers, and others. In connection with the promotion of shares of the Delaware REIT Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.

     In addition, the Portfolio may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Trust. The Plan expenses relating to Class B shares, Class C shares and Class R shares are also used to pay the Distributor for advancing out of the Distributor’s own assets the commission costs to dealers with respect to the initial sale of such shares.

     While payments pursuant to the Plans may not exceed the foregoing amounts with respect to the Delaware REIT Fund Classes, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Delaware REIT Fund Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

     The maximum aggregate fee payable by the Delaware REIT Fund of The Real Estate Investment Trust Portfolio under the Plans, and the related Distribution Agreements, is on an annual basis up to 0.25% of Class A shares’ average daily net assets for the year of Class A shares, up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B shares’ and Class C shares’ average daily net assets for the year and up to 0.50% of Class R shares’ average daily net assets for the year. The Trust’s Board of Trustees may reduce the amounts payable under each Plan at any time. Pursuant to Board action, the maximum aggregate fee currently payable by Class A shares is 0.25%.

     All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A shares, Class B shares, Class C shares, and Class R shares would be borne by such persons without any reimbursement from such Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to, firms that receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans and the Distribution Agreement, as amended, have all been approved by the Board of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board in the same manner, as specified below.

     Each year, the Board must determine whether continuation of the Plans is in the best interest of shareholders of the Delaware REIT Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans or the Distribution Agreement, or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. With respect to the Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreement. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

     For the fiscal year ended Oct. 31, 2013, the Rule 12b-1 payments for Delaware REIT Fund Class A shares, Class B shares, Class C shares, and Class R shares were: $226,751, $12,152, $215,026, and $52,454, respectively. Such amounts were used for the following purposes:

Delaware REIT Fund	Class A	Class B	Class C	Class R
Advertising	$825	$—	$197	$3
Annual/Semiannual Reports	161	21	67	30
Broker Sales Charges	—	12,042	23,381	—
Broker Trails[1]	58,000	—	161,349	—
Salary and Commission to Wholesalers	54,861	—	12,539	13,711
Interest on Broker Sales Charges	—	78	472	—
Promotional-Other	—	—	—	—
Prospectus Printing (to other than current
shareholders)	210	—	64	40
Wholesaler Expenses	112,694	11	16,957	38,670
Total	226,751	12,152	215,026	52,454

[1]	The broker trail amounts listed in this row are principally based on payments made to broker dealers monthly. However, certain brokers receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

     Buying Class A shares at Net Asset Value: As disclosed in the prospectus for the Delaware REIT Fund’s Class A, Class B, Class, and Class R shares, participants of certain group retirement plans and members of their households may make purchases of Class A shares at NAV. The requirements are as follows: (i) the purchases must be made in a Delaware Investments Individual Retirement Account (“Foundation IRA®”) established by a participant from a group retirement plan or a member of their household distributed by an affiliate of the Manager; and (ii) purchases in a Foundation IRA® require a minimum initial investment of $5,000 per Fund. The Fund reserves the right to modify or terminate these arrangements at any time.

     Allied Plans: Class A Shares of the Delaware REIT Fund are available for purchase by participants in certain 401(k) Defined Contribution Plans (“Allied Plans”) that are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed, and that allow investments in Class A Shares of designated Delaware Investments® Funds (“eligible Delaware Investments® Fund shares”), as well as shares of designated classes of non-Delaware Investments® Funds (“eligible non-Delaware Investments® Fund shares”). Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments® and eligible non-Delaware Investments® Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments® Fund shares. See “Combined Purchases Privilege” below.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments® Fund shares for other eligible Delaware Investments® Fund shares or for eligible non-Delaware Investments® Fund shares at NAV without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments® Funds and non-Delaware Investments®, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments® Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See “Investing by Exchange” under “Investment Plans” below.

     A dealer’s commission may be payable on purchases of eligible Delaware Investments® Fund shares under an Allied Plan. In determining a financial advisor’s eligibility for a dealer’s commission on NAV purchases of eligible Delaware Investments® Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See “Class A Shares” above.

     The Limited CDSC is applicable to redemptions of NAV purchases from an Allied Plan on which a dealer’s commission has been paid. Waivers of the Limited CDSC, as described in the Delaware REIT Fund’s Prospectus, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments® and non-Delaware Investments® Fund shares. When eligible Delaware Investments® Fund shares are exchanged into eligible non-Delaware Investments® Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

     Letter of Intent: The reduced front-end sales charges described above with respect to Class A Shares of the Delaware REIT Fund are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written letter of intent provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent, of 5.00% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. Effective Jan. 1, 2007, the Funds no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their letter of intent) of all Classes of shares of the Delaware REIT Fund and of other Delaware Investments® Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, Class B Shares and Class C Shares of the Funds and the corresponding classes of shares of other Delaware Investments® Funds that offer such shares may be aggregated with Class A Shares of the Funds and the corresponding class of shares of the other Delaware Investments® Funds.

     Employers offering a Delaware Investments® retirement plan may also complete a letter of intent to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the letter of intent will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC, or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed letter of intent based on these acceptance criteria. The 13-month period will begin on the date this letter of intent is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this letter of intent is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another letter of intent) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time. Employers may also include the value (at offering price at the level designated in their letter of intent) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC, or Limited CDSC of any class. Class B Shares and Class C Shares of the Portfolio and other Delaware Investments® Funds that offer corresponding classes of shares may also be aggregated for this purpose.

     Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A Shares of the Delaware REIT Fund, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Delaware REIT Fund and all other Delaware Investments® Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.

     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

     Right of Accumulation: In determining the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Delaware REIT Fund and all other Delaware Investments® Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquire those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000, and subsequently purchases $10,000 at offering price of additional shares of Class A Shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Delaware REIT Fund’s Prospectus to determine the applicability of the right of accumulation to their particular circumstances.

     12-Month Reinvestment Privilege: Holders of Class A Shares of the Delaware REIT Fund (and of the Institutional Class shares of the Delaware REIT Fund holding shares that were acquired through an exchange from one of the other Delaware Investments® Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Delaware REIT Fund or in the same Class of any of the other Delaware Investments® Funds. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class B or Class C Shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

     Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

     Investors should consult their financial advisors or the Transfer Agent, which also serves as the Delaware REIT Fund’s shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

     Group Investment Plans: Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the Delaware REIT Fund’s Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments® Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Delaware REIT Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Investments® investment accounts if they so notify the Delaware REIT Fund in which they are investing in connection with each purchase. See “Retirement Plans for the Fund Classes” under “Investment Plans” below for information about retirement plans.

     The Limited CDSC is generally applicable to any redemptions of NAV purchases made on behalf of a group retirement plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments® Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange.” Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer’s commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program that requires that shares will be available at NAV, provided that, Retired Financial Services, Inc. either was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

INVESTMENT PLANS

     The following investment plans apply only to the Delaware REIT Fund Classes.

Reinvestment Plan
     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Class A, B, or C Shares in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date. All dividends and distributions on Institutional Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the next fiscal year.

Reinvestment of Dividends in other Delaware Investments® Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of the Delaware REIT Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Delaware REIT Fund, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Delaware REIT Fund in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Subject to the following limitations, dividends, and/or distributions from other Delaware Investments® Funds may be invested in shares of the Delaware REIT Fund, provided an account has been established. Dividends from Class A Shares may only be directed to other Class A Shares, dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares, and dividends from Class R Shares may only be directed to other Class R Shares.

     Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments® Fund in which their investments are held: traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell Education Savings Accounts (“Coverdell ESAs”), 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.

Investing by Exchange
     If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Delaware REIT Fund. If you wish to open an account by exchange, call the Shareholder Service Center at 800-523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Delaware REIT Fund Classes’ Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans
     The proceeds of a withdrawal from an Eligible 529 Plan that are directly reinvested in a substantially similar class of one of the Delaware Investments® Funds will qualify for treatment as if such proceeds had been exchanged from another Delaware Investments® Fund rather than transferred from the Eligible 529 Plan, as described under “Redemption and Exchange.” The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments® Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan: Investors may arrange for the Delaware REIT Fund to accept for investment in Class A Shares, Class C Shares, or Class R Shares, through an agent bank, pre-authorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks.

     Automatic Investing Plan: Shareholders of Class A shares, Class C shares, and Institutional Class shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Portfolio accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from the shareholder’s checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, shareholder’s investments would be handled electronically through EFT.

     This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

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     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to the Delaware REIT Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Delaware REIT Fund may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Delaware REIT Fund.

Direct Deposit Purchases by Mail
     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Delaware REIT Fund accounts. The Delaware REIT Fund will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service
     You or your investment dealer may request purchases of Class A and C Shares of the Delaware REIT Fund by phone using the on demand service. When you authorize the Delaware REIT Fund to accept such requests from you or your investment dealer, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

     It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Delaware REIT Fund account, you must have your signature guaranteed. The Delaware REIT Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option
     Shareholders can use the systematic exchange option to invest in the Delaware REIT Fund’s Retail and Institutional Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds. Shareholders may elect to invest in one or more of the other Delaware Investments® Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

     Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

     Periodic investment through the systematic exchange option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

     This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

Retirement Plans
     An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial advisor or the Distributor. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

     The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See the Delaware REIT Fund Classes’ Prospectus for a list of the instances in which the CDSC is waived.

     Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitation applies only to the initial purchase of shares by the retirement plan.

     Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees, and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

     Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares. For additional information on any of the plans and Delaware Investments® retirement services, call the Shareholder Service Center at 800-523-1918.

     Taxable distributions from retirement plans may be subject to withholding.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

All Portfolios Except The Delaware REIT Fund of The Real Estate Investment Trust Portfolio
     Orders for purchases and redemptions of shares of a Portfolio are effected at the NAV of that Portfolio next calculated after receipt of the order by such Portfolio, its agent or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers above for more information.” In addition, with respect to The Emerging Markets Portfolio, there is an applicable purchase reimbursement fee and redemption reimbursement fee equal to 0.55% of the dollar amount invested.

     A Portfolio’s NAV is computed at the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time, on Business Days. The NYSE is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. When the NYSE is closed, the Trust will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed.

The Delaware REIT Fund of The Real Estate Investment Trust Portfolio
     Orders for purchases and redemptions of Class A Shares of the Delaware REIT Fund are effected at the offering price next calculated by the Fund after receipt of the order by each Fund or Portfolio, its agent or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Class of the Delaware REIT Fund are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

     The offering price for Class A Shares of the Delaware REIT Fund consists of the NAV per share plus any applicable front-end sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m., Eastern time. When the NYSE is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     Each Class will bear, pro rata, all of the common expenses of The Real Estate Investment Trust Portfolio. The NAVs of all outstanding shares of each Class will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’s percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B, Class C and Class R Shares of The Real Estate Investment Trust Portfolio alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio may vary. However, the NAV per share of each Class is expected to be equivalent.

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     The NAV per share of each Portfolio is determined by dividing the total market value of the Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available before the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities that are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

     U.S. government securities are priced at the mean of the bid and asked price. Corporate bonds and other fixed income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. NAV includes interest on fixed income securities, which is accrued daily. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used.

     Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Nonexchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board, as applicable.

     The securities in which The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios (as well as The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as holidays or Saturday). As a result, the NAV of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

     For purposes of calculating NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar, as provided by an independent pricing service or any major bank, including Mellon. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

REDEMPTION AND EXCHANGE

All Portfolios Except Delaware REIT Fund of The Real Estate Investment Trust Portfolio
     Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

     No charge is made by any Portfolio for any redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio are generally assessed a redemption reimbursement fee of 0.55%. Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. If redemption of shares is made in kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sales by an investor receiving a distribution in kind could result in the payment of brokerage commissions or other transaction costs. Payment for shares redeemed ordinarily will be made within three Business Days, but in no case later than seven days, after receipt of a redemption request in good order. See “Redemption of Shares” in the Trust’s Prospectuses for more information. Under certain circumstances, eligible investors who have an existing investment counseling relationship with an affiliate of the Manager will not be subject to the Trust’s in kind redemption requirements until such time as the Trust receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Portfolio during any 90-day period for any one shareholder.

     The value of a Portfolio’s investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder’s cost depending upon the market value of the Portfolio’s securities. Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or a loss, depending upon the price paid and the price received for such shares.

     Each Portfolio also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if a Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio’s assets. In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to a Portfolio and therefore may be refused. For more information about the Portfolios’ policies concerning “market timing,” see “General Information” under “Redemption and Exchange Policies for the Delaware REIT Fund Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class shares of The Real Estate Investment Trust Portfolio” below.

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     The Trust has available certain redemption privileges, as described below and in the related Prospectus. These privileges may be unavailable depending on the size of the redemption, which may trigger the special in-kind redemption procedures. See the related Prospectus. The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

Expedited Telephone Redemptions
     Shareholders wishing to redeem shares for which certificates have not been issued may call the Trust at (800) 231-8002 prior to 4:00 p.m., Eastern time, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed three Business Days, but no later than seven days, after receipt of the redemption request.

     In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling the Trust, as described above. The telephone redemption option on the Account Registration Form must have been elected by the shareholder and filed with the Trust before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

     Payment By Wire: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next Business Day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder’s bank account.

     Payment by Check: Request that a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three Business Days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (described above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Portfolio, the Trust may take up to seven days to pay the shareholder.

     To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will normally be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege
     Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the institutional classes of the other Delaware Investments® Funds. Exchange requests should be sent to: Delaware Pooled® Trust, P.O. Box 9876, Providence, RI 02940-8076, Attn: Client Services.

     Any such exchange will be calculated on the basis of the respective NAVs of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio. See “Exchange Privilege” under “Shareholder Services” in the related Prospectus. The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

     Exchange requests may be made either by mail, facsimile message, or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Trust for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next Business Day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders. Exchanges into and out of The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus under “Purchase of Shares” and “Redemption of Shares.”

     For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. The Trust reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days’ written notice to client shareholders.

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     Neither the Trust, the Portfolios, nor any of the Portfolios’ affiliates is responsible for any losses incurred in acting upon investor or telephone instructions for purchase, redemption, or exchange of Portfolio shares that are reasonably believed to be genuine. With respect to such transactions, the Trust will attempt to ensure that reasonable procedures are used to confirm that instructions communicated are genuine (including verification of a form of personal identification) as if it does not, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption and Exchange Policies for the Delaware REIT Fund Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares of The Real Estate Investment Trust Portfolio

     General Information: You can redeem or exchange your Delaware REIT Fund Class A, Class B, Class C, Class R, and Institutional Class shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at (800) 523-1918. The Trust may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

     In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder’s cost, is the NAV per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and NAV are determined. See “Determining Offering Price and Net Asset Value.” This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

     Orders for the repurchase of Portfolio shares that are submitted to the Distributor prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

     Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Portfolios or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

     If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Portfolio or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted, or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

     Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of a Portfolio during any 90-day period for any one shareholder.

     The value of a Portfolio’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Portfolio may sustain either a gain or a loss, depending upon the price paid and the price received for such shares.

     Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Class B and Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class B Shares and Class C Shares” under “Purchasing Shares” above and in the Fund Classes’ Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C shares, there may be a bank wiring cost, neither the Delaware REIT Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

     Holders of Class B shares or Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC, and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class B shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this Part B. In an exchange of Class B shares, the Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class B Shares for a longer period of time than if the investment in New Shares were made directly.

     Holders of Class A shares of the Delaware REIT Fund may exchange all or part of their shares for certain of the shares of other Delaware Investments® Funds, including other Class A shares, but may not exchange their Class A shares for Class B shares, Class C shares, or Class R shares of the Fund or of any other Delaware Investments® Fund. Holders of Class B shares are permitted to exchange all or part of their Class B shares only into Class B shares of other Delaware Investments® Funds. Similarly, holders of Class C shares of the Fund are permitted to exchange all or part of their Class C shares only into Class C shares of other Delaware Investments® Funds. The Fund’s Class B shares and Class C shares acquired by exchange will continue to carry the CDSC and, in the case of Class B shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A shares of the Fund. Holders of Class R shares of the Fund are permitted to exchange all or part of their Class R shares only into Class R Shares of other Delaware Investments® Funds or, if Class R shares are not available for a particular fund, into the Class A shares of such fund.

     Permissible exchanges into Class A shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B shares or Class C shares will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

     Each Fund also reserves the right to refuse the purchase side of an exchange request by any person or group, if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

     The Delaware REIT Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

     Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips,” or in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund’s shares. If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter as a previous short-term roundtrip in that Fund, you may be considered a market timer. The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Delaware REIT Fund also reserves the right to consider other trading patterns as market timing.

     Your ability to use the Delaware REIT Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

     Written Redemption: You can write to the Trust (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or (4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your Fund shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

     Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued for Class A shares and Institutional Class shares. Certificates are not issued for Class B shares, Class C shares, or Class R shares.

     Written Exchange: You may also write to the Trust (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares of the Fund into another in Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

     Telephone Redemption and Exchange: To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request, and you must return your certificates.

     Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Class A, B, and C shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Class A, B and C shares redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Simply call the Shareholder Service Center at 800-523-1918 prior to the time the offering price and NAV are determined, as noted above.

     Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the Delaware Investments® Funds. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

     On Demand Service: You or your investment dealer may request redemptions of Class A, B, and C shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans.”

     Systematic Withdrawal Plans: Shareholders of the Delaware REIT Fund who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

     Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Delaware REIT Fund Prospectus for more information about the waiver of CDSCs.

     An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Delaware REIT Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

     Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

     Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

     Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value: For purchases of $1 million or more, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A Shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A shares held for more than two years will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Portfolio or Class A shares acquired in the exchange.

     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

     Waivers of Contingent Deferred Sales Charges: Please see the Delaware REIT Fund Prospectus for instances in which the Limited CDSC applicable to Class A shares and the CDSCs applicable to Class B and C shares may be waived.

     As disclosed in the Prospectus for Classes A, B, C, and R of the Delaware REIT Fund, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

  The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

  The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

DISTRIBUTIONS AND TAXES

Distributions
     The following supplements the information in the Prospectuses.

     The policy of the Trust is to distribute substantially all of each Portfolio’s net investment income and net realized capital gains, if any, in the amount and at the times that will allow a Portfolio to avoid incurring any material amounts of federal income or excise taxes.

     Each class of shares of a Portfolio will share proportionately in the investment income and expenses of that Portfolio, except that the A, B, C, and R Classes of the Delaware REIT Fund alone will incur distribution fees under their respective Rule 12b-1 Plans.

     All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same class of the Portfolio at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

     Any check in payment of dividends or other distributions that cannot be delivered by the U.S. Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest. A Portfolio may deduct from a shareholder’s account the costs of the Portfolio’s efforts to locate the shareholder if the shareholder’s mail is returned by the U.S. Postal Service or the Portfolio is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes
     The following is a summary of certain additional tax considerations generally affecting a Portfolio (sometimes referred to as “the Portfolio”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

     This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

     Taxation of the Portfolio. The Portfolio has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “portfolio”) under Subchapter M of the Internal Revenue Code. If the Portfolio so qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

     In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

  Distribution Requirement — the Portfolio must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).
  Income Requirement — the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
  Asset Diversification Test — the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

     In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Portfolio’s income and performance. In lieu of potential disqualification, the Portfolio is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

     The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Portfolio fails to satisfy the Distribution Requirement, the Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

     If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

     Portfolio turnover. For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance. See, “Taxation of Portfolio Distributions - Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Portfolio may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors — Capital gain dividends” and “ — Short-term capital gain dividends” below.

     Capital loss carryovers. The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Portfolio has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after Dec. 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. However, for any net capital losses realized in taxable years of the Portfolio beginning on or before Dec. 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after Dec. 22, 2010 must be used before capital losses realized in a taxable year beginning on or before Dec. 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Portfolio beginning on or before Dec. 22, 2010, to expire unutilized), thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another portfolio. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change. Additionally, if the Portfolio engages in a tax-free reorganization with another portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

     Deferral of late year losses. The Portfolio may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see, “Taxation of Portfolio Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after Oct. 31 of the current taxable year (“post-October losses”), and
(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after Oct. 31 of the current taxable year, and (b) other ordinary losses incurred after Dec. 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after Oct. 31 of the current taxable year, and (b) other ordinary gains incurred after Dec. 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Since the Portfolio has a fiscal year ending in October, the amount of qualified late year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October losses, (b) specified losses, and (c) specified gains.

     Undistributed capital gains. The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute net capital gains. If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Federal excise tax. To avoid a 4% nondeductible excise tax, the Portfolio must distribute by Dec. 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on Oct. 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Portfolio may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Portfolio’s taxable year. Also, the Portfolio will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after Oct. 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on Jan. 1 of the following calendar year. Generally, the Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Portfolio having to pay an excise tax.

     Foreign income tax. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries that entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known. Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

     Taxation of Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Portfolio will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another portfolio). The Portfolio will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

     Distributions of net investment income. The Portfolio receives ordinary income generally in the form of dividends and/or interest on its investments. The Portfolio may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Portfolio, constitutes the Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Portfolio’s earnings and profits. In the case of a Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “—Qualified dividend income for individuals” and “—Dividends-received deduction for corporations.”

     Distributions of capital gains. The Portfolio may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio. Any net short-term or long-term capital gain realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

     Returns of capital. Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Portfolio shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

     Qualified dividend income for individuals. Ordinary income dividends reported by the Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Portfolio is equal to or greater than 95% of the Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.

     Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Portfolio that so qualifies will be reported by the Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Portfolio and the investor. Specifically, the amount that the Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Portfolio from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

     Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Portfolio’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

     Pass through of foreign tax credits. If more than 50% of the Portfolio’s total assets at the end of a fiscal year is invested in foreign securities, the Portfolio may elect to pass through to you your pro rata share of foreign taxes paid by the Portfolio. If this election is made, the Portfolio may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Portfolio due to certain limitations that may apply. The Portfolio reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Portfolio. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions — Securities lending” below.

     Tax credit bonds. If the Portfolio holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Portfolio may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Portfolio. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Portfolio is eligible to pass through tax credits to shareholders, the Portfolio may choose not to do so.

     U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. Income on investments by the Portfolio in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

     Sales, Exchanges and Redemptions of Portfolio Shares. Sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

     Tax basis information. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable NAV.

     When required to report cost basis, the Portfolio will calculate it using the Portfolio’s default method, unless you instruct the Portfolio to use a different calculation method. For additional information regarding the Portfolio’s available cost basis reporting methods, including its default method, please contact the Portfolio. If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

     The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio if you intend to utilize a method other than the Portfolio’s default method for covered shares. If you do not notify the Portfolio of your elected cost basis method upon the later of Jan. 1, 2012 or the initial purchase into your account, the default method will be applied to your covered shares.

     The Portfolio will compute and report the cost basis of your Portfolio shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Portfolio is not required to, and in many cases the Portfolio does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio.

     Please refer to the Portfolio’s website at delawareinvestments.com for additional information.

     Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

     Deferral of basis — Delaware REIT Fund only. If a shareholder (a) incurs a sales load in acquiring shares of the Portfolio, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Portfolio or another portfolio by Jan. 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

     Conversion of shares into shares of the same Portfolio — Delaware REIT Fund only. The conversion or exchange of shares of one class into another class of the same Portfolio is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

  the automatic conversion of Class B shares into Class A shares of the same Portfolio at the end of approximately eight years after purchase, the exchange of Class A shares for Institutional Class shares of the same Portfolio by certain Programs, the exchange of Class C shares for Class A shares or Institutional Class shares of the same Portfolio by certain Programs, and the exchange of Institutional Class shares for Class A shares or Class C shares of the same Portfolio by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

     Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a portfolio and, in turn, affect the amount, character and timing of dividends and distributions payable by the portfolio to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

     In general. In general, gain or loss recognized by a portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

     Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the portfolio held the debt obligation unless the portfolio made a current inclusion election to accrue market discount into income as it accrues. If a portfolio purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a portfolio’s investment in such securities may cause the portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of portfolio shares.

     Investments in debt obligations that are at risk of or in default present tax issues for a portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a portfolio should recognize market discount on a debt obligation, when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a portfolio may take deductions for bad debts or worthless securities and how a portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

     Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a portfolio are not immediately included in the income of the portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a portfolio is exercised and the portfolio sells or delivers the underlying stock, the portfolio generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the portfolio minus (b) the portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a portfolio pursuant to the exercise of a put option written by it, the portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the portfolio is greater or less than the amount paid by the portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a portfolio expires unexercised, the portfolio generally will recognize short-term gain equal to the premium received.

     The tax treatment of certain futures contracts entered into by a portfolio as well as listed non-equity options written or purchased by the portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

     In addition to the special rules described above in respect of options and futures transactions, a portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the portfolio, defer losses to the portfolio, and cause adjustments in the holding periods of the portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a portfolio-level tax.

     Certain of a portfolio’s investments in derivatives and foreign currency-denominated instruments, and the portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

     Foreign currency transactions. A portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a portfolio's ordinary income distributions to you, and may cause some or all of the portfolio's previously distributed income to be classified as a return of capital. In certain cases, a portfolio may make an election to treat such gain or loss as capital.

     PFIC investments. A portfolio may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a portfolio intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a portfolio. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a portfolio can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the portfolio to make a mark-to-market election. If a portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a portfolio in respect of deferred taxes arising from such distributions or gains.

     Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a portfolio will be treated as long-term capital gains by the portfolio and, in turn, may be distributed by the portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

     Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a portfolio in a non-U.S. REIT may subject the portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A portfolio’s pro rata share of any such taxes will reduce the portfolio’s return on its investment. A portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Portfolio — Foreign income tax.” Also, a portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

     Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return, and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a portfolio will not allocate to shareholders excess inclusion income.

     These rules are potentially applicable to a portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a portfolio that has a non-REIT strategy.

     Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the portfolio. While the rules are not entirely clear with respect to a portfolio investing in a partnership outside a master feeder structure, for purposes of testing whether a portfolio satisfies the Asset Diversification Test, the portfolio generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Portfolio.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a portfolio from an interest in a QPTP will be treated as qualifying income but the portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

     Securities lending. While securities are loaned out by a portfolio, the portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a portfolio with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

     Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

     Investments in securities of uncertain tax character. A portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a portfolio, it could affect the timing or character of income recognized by the portfolio, requiring the portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

     Backup Withholding. By law, the Portfolio may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

  provide your correct social security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

     Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends, paid to you by the Portfolio, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

         Capital gain dividends. In general, capital gain dividends reported by the Portfolio to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

         Short-term capital gain dividends. Effective for distributions with respect to taxable years of the Portfolio beginning before Jan. 1, 2014, short-term capital gain dividends reported by the Portfolio to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate. This exemption from withholding for short-term capital gain dividends has expired for distributions with respect to taxable years of a fund beginning on or after Jan. 1, 2014. It is currently unclear whether Congress will extend this exemption for taxable years of a fund beginning on or after Jan. 1, 2014 or what the terms of any such extension would be, including whether such extension would have retroactive effect. If the exemption is reinstated, the Portfolio reserves the right to not report small amounts of short-term capital gain dividends. Additionally, the Portfolio’s reporting of short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

         Interest-related dividends. Effective for distributions with respect to taxable years of the Portfolio beginning before Jan. 1, 2014, dividends reported by the Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a U.S. nonresident income tax return to recover the excess withholding. This exemption from withholding for interest-related dividends has expired for distributions with respect to taxable years of a fund beginning on or after Jan. 1, 2014. It is currently unclear whether Congress will extend this exemption for taxable years of a fund beginning on or after Jan. 1, 2014 or what the terms of any such extension would be, including whether such extension would have retroactive effect. If the exemption is reinstated, the Portfolio reserves the right to not report small amounts of interest-related dividends. Additionally, the Portfolio’s reporting of interest-related dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

         Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Income effectively connected with a U.S. trade or business. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

         Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Portfolio may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Portfolio’s non-U.S. shareholders.

         The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a U.S. REIT (“FIRPTA distribution”) and if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident U.S. income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

         It is currently unclear whether Congress will extend the look-through rules previously in effect before Jan. 1, 2014 for distributions of FIRPTA gain to other types of distributions on or after Jan. 1, 2014 from a RIC to a non-US shareholder from the RIC’s direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.

         FIRPTA “wash sale” rule. If the Portfolio is a qualified investment entity that is domestically controlled (i.e. less than 50% in value of the Portfolio has been owned directly or indirectly by U.S. shareholders during the 5-year period ending on the date of disposition) and a non-U.S. shareholder of the Portfolio (i) disposes of his interest in the Portfolio during the 30-day period preceding a FIRPTA distribution, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the FIRPTA distribution, and (iii) does not in fact receive the FIRPTA distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

         Gain on sale of Portfolio shares as FIRPTA gain. In addition, a sale or redemption of Portfolio shares will be FIRPTA gain to a non-U.S. shareholder if the non-U.S. shareholder owns more than 5% of a class of shares in the Portfolio and the Portfolio is otherwise considered a USRPHC, i.e. 50% or more of the Portfolio’s assets consist of (1) more than 5% interests in publicly traded companies that are USRPHC, (2) interests in non-publicly traded companies that are USRPHC, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Portfolio owns more than 5%.

         Prior to Jan. 1, 2014, gain on the sale or redemption of shares of a domestically controlled Portfolio that was otherwise considered a USRPHC was excluded from FIRPTA gain. That exclusion for a domestically controlled Portfolio sunset on Dec. 31, 2013 and it is currently unclear whether Congress will extend such exclusion on or after Jan. 1, 2014 or what the terms of any such extension would be, including whether such extension would have retroactive effect.

         Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding. In the unlikely event that the Portfolio meets the requirements described above, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

         U.S. estate tax. Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

         U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

         The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

         Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Portfolio will be required to withhold a 30% tax on (a) income dividends paid by the Portfolio after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Portfolio shares paid by the Portfolio after Dec. 31, 2016, to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of US-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

         An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the United States to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

         An NFFE that is the beneficial owner of a payment from the Portfolio can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Portfolio or other applicable withholding agent, which will, in turn, report the information to the IRS.

         Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Portfolio will need to provide the Portfolio with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Portfolio. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

         Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE

         To obtain the Portfolios’ most current performance information, please call 800 231-8002 or visit our website at delawareinvestments.com/institutional.

         Performance quotations represent the Portfolios’ past performance and should not be considered as representative of future results. The Portfolios will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities laws, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP, which is located at 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Portfolios’ and Fund’s Annual Report. The Portfolios’/Fund’s Statements of Assets and Liabilities including Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm, for the fiscal year ended Oct. 31, 2013, are included in each Portfolios’/Fund’s Annual Report to shareholders. The financial statement information for fiscal years ended prior to Oct. 31, 2010 were audited by the Portfolios’/Funds’ prior independent registered public accounting firm. The financial statements and financial highlights, the notes relating thereto and the reports of PricewaterhouseCoopers LLP listed above are incorporated by reference from the Annual Reports into this Part B.

PRINCIPAL HOLDERS

         As of Jan. 31, 2014, management believes the following accounts of record held 5% or more of the outstanding shares of a Portfolio. Management does not have knowledge of beneficial owners.

         The Manager and its affiliates may provide the initial seed capital in connection with the creation of a Delaware Investments® product, such as The Core Focus Fixed Income Portfolio. To the extent that the Manager or its affiliates maintain such seed capital in a Delaware Investments® product, the Manager or its affiliates may engage in a total return swap or other hedge on its investment for the sole purpose of limiting the volatility of earnings of the Manager and its corporate parents. Neither the Manager nor its affiliates seek to profit by hedging the seed-capital investments in the Delaware Investments® products, and the total return swap or other hedge is not expected to have any effect on the investment performance of any Delaware Investments® products.

Fund Name	Class	Shareholder Address	Percentage
POOLED TRUST - LARGE-CAP	P	NORTHERN TRUST CO	9.07%
GROWTH EQUITY		FBO SHELBY OPEB
PORTFOLIO		CHICAGO IL 60603
POOLED TRUST - LARGE-CAP	P	SEI PRIVATE TRUST COMPANY	5.11%
GROWTH EQUITY		C/O SUNTRUST BANK
PORTFOLIO		FBO DIOCESE OF ORLANDO
		ATTN MUTUAL FUND ADMIN
		1 FREEDOM VALLEY DR
		OAKS PA 19456-9989
POOLED TRUST - LARGE-CAP	P	THE BATCHELOR FOUNDATION INC	9.11%
GROWTH EQUITY		1680 MICHIGAN AVE PH-1
PORTFOLIO		MIAMI BEACH FL 33139-2514
POOLED TRUST - LARGE-CAP	P	THE NEWSPAPER GUILD INTERNATIONAL	6.38%
GROWTH EQUITY		PENSION FUND
PORTFOLIO		501 3RD STREET NW FL6
		WASHINGTON DC 20001
POOLED TRUST - LARGE-CAP	P	US BANK NA	5.08%
GROWTH EQUITY		FBO SPOKANE EMPLOYEES RETIREMENT
PORTFOLIO		SYSTEM - DELAWARE
		PO BOX 1787
		MILWAUKEE WI 53201-1787
POOLED TRUST - LARGE-CAP	P	LISA AND DOUGLAS GOLDMAN FUND	10.57%
GROWTH EQUITY		C/O MONTE VISTA MANAGEMENT CO
PORTFOLIO		455 MARKET ST STE 1690
		SAN FRANCISCO CA 94105-2444
POOLED TRUST - LARGE-CAP	P	JOHN AND MARCIA GOLDMAN FOUNDATION	7.52%
GROWTH EQUITY		C/O MONTE VISTA MANAGEMENT CO
PORTFOLIO		455 MARKET ST STE 1690
		SAN FRANCISCO CA 94105-2444
POOLED TRUST - LARGE-CAP	P	THE NORTHERN TRUST CO AS TRUSTEE	12.63%
GROWTH EQUITY		FBO GANNETT-DV
PORTFOLIO		801 S CANAL ST
		CHICAGO IL 60607-2994
POOLED TRUST - LARGE-CAP	P	PINNACLE HEALTH SYSTEM	10.53%
GROWTH EQUITY		409 S 2ND ST STE 2B
PORTFOLIO		HARRISBURG PA 17104-1612
POOLED TRUST - LARGE-CAP	P	GENESIS HEALTH INC	31.17%
VALUE EQUITY PORTFOLIO		D/B/A BROOKS HEALTH SYSTEM
		3599 UNIVERSITY BLVD S
		JACKSONVILLE FL 32216-4252
POOLED TRUST - LARGE-CAP	P	BRICS & CO FBO	9.69%
VALUE EQUITY PORTFOLIO		ONEOK INC COLL BARG UNIT EES H&W
		340 S CLEVELAND AVE BLDG 350
		WESTERVILLE OH 43081-8917
POOLED TRUST - LARGE-CAP	P	COMMUNITY FOUNDATION OF GREATER	16.05%
VALUE EQUITY PORTFOLIO		DES MOINES
		1915 GRAND AVE
		DES MOINES IA 50309-3311
POOLED TRUST - LARGE-CAP	P	ARKANSAS COMMUNITY	13.36%
VALUE EQUITY PORTFOLIO		FOUNDATION INC
		1400 W MARKHAM STE 206
		LITTLE ROCK AR 72201
POOLED TRUST - LARGE-CAP	P	THE COMMUNITY FOUNDATION OF	13.32%
VALUE EQUITY PORTFOLIO		NORTHEAST FLORIDA INC
		245 RIVERSIDE AVE STE 310
		JACKSONVILLE FL 32202-4945

Fund Name	Class	Shareholder Address	Percentage
POOLED TRUST - LARGE-CAP	P	ANBEE & CO	6.18%
VALUE EQUITY PORTFOLIO		FBO COCOA BEACH MF
		801 WARRENVILLE RD STE 500
		LISLE IL 60532-4347
POOLED TRST FOCUS SMID-	P	JOHN L VOGELSTEIN REVOCABLE TRUST	14.47%
CAP GROWTH EQUITY		C/O WARBURG PINCUS
PORTFOLIO		NEW YORK NY 10017
POOLED TRST FOCUS SMID-	P	SAHARA INVESTMENTS LLC	14.02%
CAP GROWTH EQUITY		1 N FRANKLIN ST STE 2360
PORTFOLIO		CHICAGO IL 60606-3545
POOLED TRST FOCUS SMID-	P	NORTHERN TRUST CUSTODIAN	13.41%
CAP GROWTH EQUITY		FBO CM INVESTMENTS LLC
PORTFOLIO		PO BOX 92956
		CHICAGO IL 60675-2956
POOLED TRST FOCUS SMID-	P	NORTHERN TRUST CO	7.22%
CAP GROWTH EQUITY		CUST CONGREGATION OF THE MISSION
PORTFOLIO		INTERNATIONAL FUND
		PO BOX 92956
		CHICAGO IL 60675-2956
POOLED TRST FOCUS SMID-	P	BLYTHEDALE CHILDREN'S HOSPITAL	10.30%
CAP GROWTH EQUITY		95 BRADHURST AVE
PORTFOLIO		VALHALLA NY 10595-1697
POOLED TRST FOCUS SMID-	P	MIRIAM OSBORN MEMORIAL HOME	6.46%
CAP GROWTH EQUITY		ASSOCIATION
PORTFOLIO		101 THEALL RD
		RYE NY 10580-1499
POOLED TRST FOCUS SMID-	P	FRIENDS ACADEMY	5.05%
CAP GROWTH EQUITY		270 DUCK POND RD
PORTFOLIO		LOCUST VALLEY NY 11560-2428
POOLED TRST FOCUS SMID-	P	PANAPHIL-UPHILL FOUNDATIONS	6.94%
CAP GROWTH EQUITY		INVESTMENT PARTNERSHIP
PORTFOLIO		C/O TCC GROUP
		31 W 27TH ST FL 4
		NEW YORK NY 10001-6953
DELAWARE REIT FUND	A	NATIONAL FINANCIAL SERVICES LLC	23.69%
CLASS A		(FBO) OUR CUSTOMERS
		ATTN MUTUAL FUNDS DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
DELAWARE REIT FUND	A	FIRST CLEARING LLC	5.64%
CLASS A		SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE
		BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
DELAWARE REIT FUND	A	PERSHING LLC	8.18%
CLASS A		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

Fund Name	Class	Shareholder Address	Percentage
DELAWARE REIT FUND	B	FIRST CLEARING LLC	11.45%
CLASS B		SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE
		BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
DELAWARE REIT FUND	B	PERSHING LLC	9.90%
CLASS B		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
DELAWARE REIT FUND	B	NATIONAL FINANCIAL SERVICES LLC	9.88%
CLASS B		(FBO) OUR CUSTOMERS
		ATTN MUTUAL FUNDS DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
DELAWARE REIT FUND	B	CHARLES SCHWAB & CO INC	6.05%
CLASS B		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
DELAWARE REIT FUND	C	NATIONAL FINANCIAL SERVICES LLC	15.56%
CLASS C		(FBO) OUR CUSTOMERS
		ATTN MUTUAL FUNDS DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
DELAWARE REIT FUND	C	PERSHING LLC	14.52%
CLASS C		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
DELAWARE REIT FUND	C	RAYMOND JAMES	12.14%
CLASS C		OMNIBUS FOR MUTUAL FUNDS
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713
DELAWARE REIT FUND	C	MLPF&S FOR THE SOLE	10.08%
CLASS C		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DRIVE E, FL2
		JACKSONVILLE FL 32246-6484
DELAWARE REIT FUND	C	LPL FINANCIAL	8.91%
CLASS C		—OMNIBUS CUSTOMER ACCOUNT—
		ATTN: LINDSAY O'TOOLE
		9785 TOWNE CENTRE DR
		SAN DIEGO CA 92121
DELAWARE REIT FUND	C	MORGAN STANLEY SMITH BARNEY	6.91%
CLASS C		HARBORSIDE FINANCIAL CENTER
		PLAZA 2 3RD FL
		JERSEY CITY NJ 07311

Fund Name	Class	Shareholder Address	Percentage
DELAWARE REIT FUND	C	FIRST CLEARING LLC	6.41%
CLASS C		SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE
		BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
DELAWARE REIT FUND	C	UBS WM USA	6.33%
CLASS C		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		499 WASHINGTON BLVD FL 9
		JERSEY CITY NJ 07310-2055
DELAWARE REIT FUND	R	HARTFORD SECURITIES DISTRIBUTION	7.13%
CLASS R		COMPANY INC
		ATTN: UIT OPERATIONS
		PO BOX 2999
		HARTFORD CT 06104-2999
DELAWARE REIT FUND	R	MLPF&S FOR THE SOLE	13.08%
CLASS R		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DRIVE E, FL2
		JACKSONVILLE FL 32246-6484
DELAWARE REIT FUND	I	CHARLES SCHWAB & CO INC	76.47%
CLASS I		SPEC CUSTODY ACCT FOR THE EXCL BNFT OF
		CUSTS ATTN MUT FDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
DELAWARE REIT FUND	I	LINCOLN RETIREMENT SERVICES CO	7.89%
CLASS I		FBO VIRTUA HEALTH INC 401K
		P.O. BOX 7876
		FORT WAYNE IN 46801-7876
POOLED TRUST REAL	P	SAXON AND CO	100.00%
ESTATE INVEST TRUST		PO BOX 7780-1888
PORTFOLIO II		PHILADELPHIA PA 19182-0001
POOLED TRUST - THE	P	MARKET STREET ACTIVELY	15.71%
SELECT 20 PORTFOLIO		MANAGED FUND
		80 E MARKET ST STE 300
		CORNING NY 14830-2722
POOLED TRUST - THE	P	SEI PRIVATE TRUST COMPANY	6.89%
SELECT 20 PORTFOLIO		C/O STATE STREET BANK
		ATTN MUTUAL FUND ADMIN
		1 FREEDOM VALLEY DR
		OAKS PA 19456-9989
POOLED TRUST - THE	P	FIRST WESTERN	5.96%
SELECT 20 PORTFOLIO		FBO L LEE STRYKER IRREVOCABLE TRUST
		FBO PATRICIA A STRYKER TTEE
		C/O M&I TRUST CO NA - ATTN MF
		MILWAUKEE WI 53224

Fund Name	Class	Shareholder Address	Percentage
POOLED TRUST - THE	P	THE OREGON COMMUNITY FOUNDATION	25.59%
SELECT 20 PORTFOLIO		1221 SW YAMHILL ST STE 100
		PORTLAND OR 97205-2108
POOLED TRUST - THE	P	WELLS FARGO BANK NA	7.25%
SELECT 20 PORTFOLIO		FBO STUART H&M FOUNDATION-CUSTODY
		733 MARQUETTE AVE FL4
		MINNEAPOLIS MN 55480
POOLED TRUST - THE	P	BROWN BROTHERS HARRIMAN & CO CUST	7.02%
SELECT 20 PORTFOLIO		ATTN INVESTMENT FUND GBL DIS CNTR
		525 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1606
POOLED TRUST -	P	WELLS FARGO BANK NA	21.25%
INTERNATIONAL EQUITY		FBO OMNIBUS ACCOUNT CASH/CASH
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533
POOLED TRUST -	P	MARYLAND PREPAID COLLEGE TRUST	14.19%
INTERNATIONAL EQUITY		217 E REDWOOD ST STE 1350
		BALTIMORE MD 21202-3314
POOLED TRUST -	P	MAC & CO	11.26%
INTERNATIONAL EQUITY		MUTUAL FUND OPERATIONS
		MUTUAL FUNDS OPS-TC
		PO BOX 3198
		PITTSBURGH PA 15230-3198
POOLED TRUST -	P	THE NORTHERN TRUST COMPANY TTEE FBO	9.72%
INTERNATIONAL EQUITY		UBS FINANCIAL - DV
		PO BOX 92956
		CHICAGO IL 60675-0001
POOLED TRUST -	P	WELLS FARGO BANK NA	7.33%
INTERNATIONAL EQUITY		FBO OMNIBUS ACCOUNT REINV/REINV
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533
POOLED TRUST - LABOR	P	LOCAL 804 I.B.T & LOCAL 447 I.A.M.	22.30%
SELECT INTERNATIONAL		UPS MULIT-EMPLOYER RETIREMENT PLAN
EQUITY		55 GLENLAKE PKWY NE
		ATLANTA GA 30328-3474
POOLED TRUST - LABOR	P	MICHIGAN LABORERS PENSION FUND	7.17%
SELECT INTERNATIONAL		30700 TELEGRAPH RD STE 2400
EQUITY		BINGHAM FARMS MI 48025-4534
POOLED TRUST - LABOR	P	COMERICA BANK	7.16%
SELECT INTERNATIONAL		FBO SAN FRANCISCO CULINARY BARTENDERS
EQUITY		& SERVICE EMPLOYEES
		PO BOX 75000 M/C 3446
		DETROIT MI 48275-0001

Fund Name	Class	Shareholder Address	Percentage
POOLED TRUST - LABOR	P	CARPENTERS' PEN FND OF WESTERN PA	5.79%
SELECT INTERNATIONAL		650 RIDGE RD STE 300
EQUITY		PITTSBURGH PA 15205-9503
POOLED TRUST - EMERGING	P	STATE UNIVERSITIES RETIREMENT	17.06%
MARKETS PORTFOLIO		SYSTEM OF ILLINOIS
		1901 FOX DR
		CHAMPAIGN IL 61820-7333
POOLED TRUST - EMERGING	P	MASTER TRUST BETWEEN PFIZER INC AND	14.33%
MARKETS PORTFOLIO		THE NORTHERN TRUST CO
		235 E 42ND ST
		NEW YORK NY 10017-5703
POOLED TRUST - EMERGING	P	SEI PRIVATE TRUST COMPANY	14.25%
MARKETS PORTFOLIO		C/O SUN TRUST BANK FBO AMA
		ATTN: MUTUAL FUNDS
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
POOLED TRUST - EMERGING	P	WICHITA RETIREMENT SYSTEMS	7.84%
MARKETS PORTFOLIO		455 N MAIN ST FL 12
		WICHITA KS 67202-1623
POOLED TRUST - EMERGING	P	SEI PRIVATE TRUST CO	6.42%
MARKETS PORTFOLIO		C/O SUNTRUST BANK FBO AMA
		ATTN: MUTUAL FUNDS
		1 FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
POOLED TRUST - EMERGING	P	THE SPENCER FOUNDATION	5.70%
MARKETS PORTFOLIO		625 N MICHIGAN AVE STE 1600
		CHICAGO IL 60611-3109
POOLED TRUST - EMERGING	P	CATHOLIC HEALTHCARE PARTNERS	5.58%
MARKETS PORTFOLIO		INVESTMENT MANAGEMENT PROGRAM
		615 ELSINORE PL
		CINCINNATI OH 45202-1459
POOLED TRUST - EMERGING	P	MOORINGS CAPITAL LLC	8.32%
MARKETS PORTFOLIO		701 GREEN VALLEY RD STE 300
		GREENSBORO NC 27408-7096
POOLED TRUST - EMERGING	P	MARIANO RIVERA &	5.47%
MARKETS PORTFOLIO II		CLARA RIVERA JT WROS
		RYE NY 10580
POOLED TRUST - EMERGING	P	RETIREMENT PLAN FOR EMPLOYEES OF	48.17%
MARKETS PORTFOLIO II		ONEOK INC AND SUBSIDIARIES
		100 W 5TH ST
		TULSA OK 74103-4279
POOLED TRUST - EMERGING	P	THE NORTHERN TRUST COMPANY	7.45%
MARKETS PORTFOLIO II		C/F PETER NORTON UNITRUST
		CHICAGO IL 60675

Fund Name	Class	Shareholder Address	Percentage
POOLED TRUST - EMERGING	P	ASSOCIATED SULPICIANS OF THE US -	11.36%
MARKETS PORTFOLIO II		ADMINISTRATION & SERVICES
		5408 ROLAND AVE
		BALTIMORE MD 21210-1988
POOLED TRUST - EMERGING	P	SOCIETY OF ST SULPICE FOUNDATION	5.68%
MARKETS PORTFOLIO II		US INC - RETIREMENT
		5408 ROLAND AVE
		BALTIMORE MD 21210-1988
POOLED TRUST - CORE	P	DELAWARE MANAGEMENT HOLDINGS, INC.	17.02%
FOCUS FIXED INCOME		C/O RICK SALUS
PORTFOLIO		2005 MARKET ST
		PHILADELPHIA PA 19103-7028
POOLED TRUST - CORE	P	PLUMBERS & PIPEFITTERS LOCAL 421	61.83%
FOCUS FIXED INCOME		PENSION FUND
PORTFOLIO		C/O NEBA INC
		2010 NW 150TH AVE STE 100
		PEMBROKE PINES FL 33028
POOLED TRUST - CORE	P	BANK OF AMERICA NA TRUSTEE FOR THE	21.15%
FOCUS FIXED INCOME		MAINE YANKEE UNION VEBA
PORTFOLIO		MED/LIFE TRUST
		321 OLD FERRY RD
		WISCASSET ME 04578-4922
POOLED TRUST - HIGH YIELD	P	DESERET MUTUAL BENEFIT ADMIN AS	17.21%
BOND		TRUSTEE FOR DESERET MUTUAL EMPLOYEE
		PENSION TRUST
		(FIXED INCOME)
		179 SOCIAL HALL AVE, STE 100
		SALT LAKE CITY UT 84111-1542
POOLED TRUST - HIGH YIELD	P	BANK OF STOCKTON	11.03%
BOND		ATTN TRUST DEPT
		PO BOX 201014
		STOCKTON CA 952011110
POOLED TRUST - HIGH YIELD	P	STATE STREET BANK & TRUST	10.59%
BOND		FBO GEORGIA STATE UNIVERSITY
		FOUNDATION INC
		CUST GORDON E DAVIES
		PO BOX 3963
		ATLANTA GA 30302-3963
POOLED TRUST - HIGH YIELD	P	MAC & CO	10.46%
BOND		PUBLIC PENSION
		MUTUAL FUND OPS
		PO BOX 3198
		PITTSBURGH PA 15230-3198
POOLED TRUST - HIGH YIELD	P	DESERET MUTUAL BENEFIT ADMIN AS	5.04%
BOND		TRUSTEE FOR DESERET MUTUAL RETIREE
		MEDICAL & LIFE PL TR (EQUITY SUBST)
		179 SOCIAL HALL AVE STE 100
		SALT LAKE CITY UT 84111-1542
POOLED TRUST - HIGH YIELD	P	AMALGAMATED BANK OF CHICAGO	5.89%
BOND		FBO CONSTRUCTION WORKERS PENSION
		FUND LAKE COUNTY & VICINITY
		1 W MONROE
		CHICAGO IL 60603

Fund Name	Class	Shareholder Address	Percentage
POOLED TRUST - HIGH YIELD	P	SAXON & CO	7.92%
BOND		PO BOX 7780-1888
		PHILADELPHIA PA 19182
POOLED TRUST - CORE PLUS	P	NORTHERN CALIFORNIA CARPENTERS	37.30%
FIXED INCOME PORTFOLIO		REGIONAL COUNCIL LABOR ORGANIZATION
		ASSETS
		265 HEGENBERGER RD STE 200
		OAKLAND CA 94621-1480
POOLED TRUST - CORE PLUS	P	PENSION FUND IBEW 96	10.13%
FIXED INCOME PORTFOLIO		DEFINED BENEFIT PLAN
		PO BOX 5817
		WALLINGFORD CT 06492-7617
POOLED TRUST - CORE PLUS	P	UMWA SELECTIVE STRIKE FUND	13.02%
FIXED INCOME PORTFOLIO		18354 QUANTICO GATEWAY DR STE 200
		TRIANGLE VA 22172-1779
POOLED TRUST - CORE PLUS	P	SHEET METAL WORKERS LOCAL	11.90%
FIXED INCOME PORTFOLIO		UNION NO 17 INSURANCE FUND
		1157 ADAMS ST 1ST FLOOR
		DORCHESTER MA 02124
POOLED TRUST - CORE PLUS	P	MAC & CO	16.76%
FIXED INCOME PORTFOLIO		ATTN MUTUAL FUND OPERATIONS
		525 WILLIAM PENN PLACE
		PO BOX 3198
		PITTSBURGH PA 15230-3198

    APPENDIX A—DESCRIPTION OF RATINGS

    Bonds
         Excerpts from Moody’s description of its bond ratings: Aaa—judged to be the best quality. They carry the smallest degree of investment risk; Aa—judged to be of high quality by all standards; A—possess favorable attributes and are considered “upper medium” grade obligations; Baa—considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba—judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B—generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa—are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca—represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C—the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P’s description of its bond ratings: AAA—highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA—also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A—strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB—regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC—regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C—reserved for income bonds on which no interest is being paid; D—in default, and payment of interest and/or repayment of principal is in arrears.

         Excerpts from Fitch’s description of its bond ratings: AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements; B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC—Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C—Bonds are in imminent default in payment of interest or principal; and DDD, DD and D—Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

    Commercial Paper
         Excerpts from Moody’s description of its two highest commercial paper ratings: P-1–the highest grade possessing greatest relative strength; P-2–second highest grade possessing less relative strength than the highest grade.

         Excerpts from S&P’s description of its two highest commercial paper ratings: A-1–judged to be the highest investment grade category possessing the highest relative strength; A-2–investment grade category possessing less relative strength than the highest rating.

    Prospectus

    Alternative / specialty mutual fund

    Delaware REIT Fund

    February 28, 2014

Nasdaq ticker symbols
Class A	DPREX
Class B	DPRBX
Class C	DPRCX
Class R	DPRRX
Institutional Class	DPRSX

    The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    Get shareholder reports and prospectuses online instead of in the mail.
    Visit delawareinvestments.com/edelivery.

    Fund summary

    Delaware REIT Fund

    What are the Fund's investment objectives?

    Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.

    What are the Fund's fees and expenses?

    The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing Shares."

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	R	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	R	Inst.
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	none
Other expenses	0.31%	0.31%	0.31%	0.31%	0.31%
Total annual fund operating expenses	1.31%	2.06%	2.06%	1.56%	1.06%
Fee waivers and expense reimbursements	(0.00%)	(0.75%)[2]	(0.00%)	(0.00%)	(0.00%)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.31%	1.31%	2.06%	1.56%	1.06%
1

    If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2

    The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class B shares' 12b-1 fee to no more than 0.25% of its average daily net assets from Oct. 1, 2013, through Feb. 27, 2015. The waiver may only be terminated by agreement of the Distributor and the Fund.

    Example

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable Distributor's expense waiver for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R	Inst.
1 year	$701	$133	$533	$209	$309	$159	$108
3 years	$966	$573	$848	$646	$646	$493	$337
5 years	$1,252	$1,039	$1,264	$1,108	$1,108	$850	$585
10 years	$2,063	$2,136	$2,136	$2,390	$2,390	$1,856	$1,294

    Portfolio turnover

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 101% of the average value of its portfolio.

    What are the Fund's principal investment strategies?

    The Fund invests primarily in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in real estate investment trusts (REITs) (80% policy).

    In managing the Fund's portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

      retain a substantial portion of the properties' cash flow;

      effectively use capital to expand;

      have a strong ability to raise rents; and

      can create a franchise value for the REIT.

    What are the principal risks of investing in the Fund?

    Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

    Investments not guaranteed by Delaware Management Company (Manager) or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

    Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

    Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

    Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

    Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

    Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

    Currency risk — The risk that the value of a portfolio's investments may be negatively affected by changes in foreign currency exchange rates.

    Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

    Derivatives risk — Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

    Prepayment risk — The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

    Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

    Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets and significantly impact fund performance.

    How has Delaware REIT Fund performed?

    The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawareinvestments.com/performance.

    Year-by-year total return (Class A)

    During the periods illustrated in this bar chart, Class A's highest quarterly return was 30.00% for the quarter ended Sept. 30, 2009 and its lowest quarterly return was -36.92% for the quarter ended Dec. 31, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

    Average annual total returns for periods ended December 31, 2013

	1 year	5 years	10 years
Class A return before taxes	(4.17%)	13.79%	6.85%
Class A return after taxes on distributions	(5.66%)	12.79%	4.79%
Class A return after taxes on distributions and sale of Fund shares	(1.74%)	10.67%	5.52%
Class B return before taxes	(2.82%)	14.02%	6.83%
Class C return before taxes	(0.04%)	14.26%	6.68%
Class R return before taxes	1.44%	14.81%	7.19%
Institutional Class return before taxes	1.88%	15.42%	7.75%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	2.47%	16.50%	8.42%

    After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

    Who manages the Fund?

    Investment manager

    Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Position with Delaware Management Company	Start date on the Fund
Babak "Bob" Zenouzi	Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	January 1997

    Purchase and redemption of Fund shares

    You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund's website at delawareinvestments.com; by calling 800 523-1918; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center,
     4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

    For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R and Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the prospectus under "Choosing a share class" and on the Fund's website. We may reduce or waive the minimums or eligibility requirements in certain cases. No new or subsequent investments currently are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

    Tax information

    The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

    Payments to broker/dealers and other financial intermediaries

    If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

    How we manage the Fund

    We take a disciplined approach to investing, combining investment strategies and risk-management techniques that we believe can help shareholders meet their goals.

    Our investment strategies

    We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following describes how the portfolio management team pursues the Fund's investment goals.

    The Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in REITs. The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

    We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

    The Fund's investment objectives are nonfundamental. This means that the Fund's Board of Trustees (Board) may change the objectives without obtaining shareholder approval. If the objectives or the 80% policy were changed, the Fund would notify shareholders at least 60 days before the change became effective.

    The securities in which the Fund typically invests

    Real estate investment trusts (REITs)

    REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

    How the Fund uses them:  The Fund may invest without limit in shares of REITs.

    Real estate industry operating companies (REOCs)

    A REOC is a company that derives at least 50% of its gross revenues or net profits from: (1) ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate; or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

    How the Fund uses them: The Fund may invest without limit in REOCs.

    Foreign securities and American depositary receipts (ADRs)

    Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank's holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

    How the Fund uses them: From time to time, the Fund may invest in sponsored or unsponsored ADRs that are actively traded in the United States.

    The Fund may invest up to 10% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange or they may be in the form of ADRs.

    Futures and options

    Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

    Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

    Certain options and futures may be considered derivative securities.

    How the Fund uses them: If the Fund has stocks that have unrealized gains, the Manager may want to protect those gains when it anticipates adverse conditions. The Fund might use options or futures to neutralize the effect of any anticipated price declines without selling the security. The Fund may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if the Fund had excess cash that it wanted to invest quickly.

    The Fund might use covered call options if the Manager believes that doing so would help the Fund meet its investment objectives.

    Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

    The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

    Repurchase agreements

    A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

    How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. At the Manager's discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

    Restricted securities

    Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

    How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule 144A Securities." Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid securities.

    Illiquid securities

    Illiquid securities are securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

    How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid securities.

    Other investment strategies

    The Fund may also invest in convertible securities, including enhanced convertible securities, as well as mortgage-backed securities, U.S. government securities, and zero-coupon bonds.

    Borrowing from banks

    The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objectives.

    Lending securities

    The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

    Purchasing securities on a when-issued or delayed-delivery basis

    The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

    Initial public offerings (IPOs)

    Under certain market conditions, the Fund may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

    Temporary defensive positions

    In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund's investment objectives. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objectives.

    The risks of investing in the Fund

    Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

    Market risk

    Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of economic conditions, future expectations, investor confidence, or heavy institutional selling.

    How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that we believe can appreciate over an extended period of time regardless of interim market fluctuations. We do not try to predict overall market movements. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

    We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

    Industry and security risks

    Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

    Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

    How the Fund strives to manage them: The Fund intends to hold a number of different individual securities, seeking to manage security risk. However, the Fund does concentrate on the real estate industry. As a consequence, the share price of the Fund may fluctuate in response to factors affecting that industry, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting the real estate industry.

    Real estate industry risk

    Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash-flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-U.S. countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act).

    How the Fund strives to manage it:  Because the Fund invests principally in companies in the real estate and real estate-related sectors, it is subject to the risks associated with the real estate industry. We will strive to manage these risks through careful selection of individual securities; however, investors should carefully consider these risks before investing in the Fund.

    Interest rate risk

    Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

    How the Fund strives to manage it: If the Fund invests in REITs or other companies that hold fixed-rate obligations, we would expect the value of those investments to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs or other companies that hold fixed-rate obligations. We strive to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.

    Foreign risk

    The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

    How the Fund strives to manage it: The Fund may invest up to 10% of its total assets in foreign securities; however, the Fund typically invests only a smaller portion of assets in foreign securities, so this is not expected to be a major risk to the Fund.

    Nondiversification risk

    Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers, with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of a fund's assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

    How the Fund strives to manage it:  The Fund typically holds securities from a variety of different issuers, representing different sectors of the real estate industry. The Manager also performs extensive analysis on all securities including reviewing securities that represent a larger percentage of portfolio assets.

    Futures and options risk

    Futures and options risk is the possibility that a fund may experience a significant loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss to a fund from using the strategy.

    How the Fund strives to manage it:  The Fund may use futures contracts and options on futures contracts, as well as options on securities for hedging purposes. We limit the amount of the Fund's assets that may be committed to these strategies. Our obligations related to futures and options transactions will not exceed 20% of the Fund's total assets and we will not enter into additional futures contracts or options on them if more than 5% of the Fund's assets would be required as margin deposits or premiums on the options. There is no assurance that such strategies will be successful or that the Fund will necessarily utilize such strategies.

    Liquidity risk

    Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

    How the Fund strives to manage it: The Fund limits exposure to illiquid securities to no more than 15% of its net assets.

    Counterparty risk

    If a fund enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

    How the Fund strives to manage it: The Fund tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

    Government and regulatory risks

    Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets and significantly impact fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

    How the Fund strives to manage them:  We evaluate the economic and political climate in the relevant jurisdictions before selecting securities for the Fund. We typically diversify the Fund's assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular issuers, or market sectors.

    Disclosure of portfolio holdings information

    A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

    Who manages the Fund

    Investment manager

    The Manager, located at 2005 Market Street, Philadelphia, PA, 19103, is the Fund's investment manager. Together, the Manager and the subsidiaries of Delaware Management Holdings, Inc. (DMHI) manage, as of Dec. 31, 2013 more than $185 billion in assets, including mutual funds, separate accounts and other investment vehicles. The Manager and its predecessors have been managing the Delaware Investments® Funds since 1938. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of DMHI. DMHI is a wholly owned subsidiary of Macquarie Group Ltd. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers, of 0.75% of the Fund's average daily net assets during the last fiscal year.

    A discussion of the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended Oct. 31, 2013.

    Portfolio managers

    Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Zenouzi regularly consults with Damon J. Andres.

    Babak "Bob" Zenouzi,Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)
    Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm's global REIT product. Additionally, he serves as lead portfolio manager for the firm's Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm's asset allocation committee, which is responsible for building and managing multi-asset-class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell's Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

    Damon J. Andres, CFA,Vice President, Senior Portfolio Manager
    Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm's real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm's Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

    The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

    Manager of managers structure

    The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund's sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio.

    The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the changes.

    Who's who

    Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers.

    Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

    Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

    Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

    Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

    Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund's net asset value (NAV) and providing financial reporting information for the fund.

    Financial advisors: Financial advisors provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

    Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

    About your account

    Investing in the Fund

    You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame. Delaware Management Trust Company will not accept applications to open new 403(b) custodial accounts or accept contributions to existing 403(b) custodial accounts.

    Choosing a share class

    Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

    Class A, Class B, Class C, and Class R shares have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    Class A

      Class A shares have an upfront sales charge of up to 5.75% that you pay when you buy the shares.

      If you invest $50,000 or more, your front-end sales charge will be reduced.

      You may qualify for other reduced sales charges, and, under certain circumstances, the sales charge may be waived, as described in "How to reduce your sales charge" below.

      Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See "Dealer compensation" below for further information.

      Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

      Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

      Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class shares.

    Class A sales charges

    The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding.

Amount of purchase	Sales charge as % of offering price	Sales charge as % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

    * There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

    Class B

    No new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Fund's shares will be permitted to invest in other classes of the Fund, subject to that class's pricing structure and eligibility requirements, if any.

    For Class B shares outstanding as of May 31, 2007, and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form.

      Class B shares have no upfront sales charge, so the full amount of your purchase is invested. However, you will pay a CDSC if you redeem your shares within six years after you buy them.

      If you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%. The CDSC is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

      In determining whether the CDSC applies to a redemption of Class B shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the CDSC is determined, please see "Calculation of contingent deferred sales charges — Class B and Class C" below.

      Under certain circumstances, the CDSC may be waived; please see "Waivers of contingent deferred sales charges" below for further information.

      For approximately eight years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

      Approximately eight years after you buy them, Class B shares automatically convert to Class A shares with a 12b-1 fee of no more than 0.25%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fee applies.

    Class C

      Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

      In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see "Calculation of contingent deferred sales charges — Class B and Class C" below.

      Under certain circumstances, the CDSC may be waived; please see "Waivers of contingent deferred sales charges" below for further information.

      Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

      Class C shares do not automatically convert to another class.

      You may purchase only up to $1 million of Class C shares at any one time. Orders that exceed $1 million will be rejected.  The limitation on maximum purchases varies for retirement plans.

      Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R, and Institutional Class shares.

    Calculation of contingent deferred sales charges — Class B and Class C
    CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at purchase of Class B shares or Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares that were acquired in the exchange.

    Class R

      Class R shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

      Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.

      Class R shares do not automatically convert to another class.

      Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k),
       401(a), 457, and noncustodial 403(b) plans, as well as other nonqualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) individual retirement account (IRA) rollovers from plans that were previously maintained on the Delaware Investments® retirement recordkeeping system or BISYS's retirement recordkeeping system that are offering Class R shares to participants.

      Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

      Any account holding Class A shares of the Fund as of the date Class R shares were made available for the Fund continues to be eligible to purchase the Fund's Class A shares after that date. Any account holding the Fund's Class R shares is not eligible to purchase its Class A shares.

      Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Institutional Class shares.

    Institutional Class

      Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

      Institutional Class shares do not assess a CDSC or a 12b-1 fee.

      Institutional Class shares are available for purchase only by the following:

        rollover IRAs from retirement plans and retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business;

        tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

        institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as those clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory clients;

        a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

        RIAs investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to an RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

        certain plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended (Internal Revenue Code), for which the Manager, Distributor, or Delaware Service Company, Inc. (DSC), or one or more of their affiliates, provide record keeping, administrative, investment management, marketing, distribution, or similar services;

        programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or DSC allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform; or

        private investment vehicles, including, but not limited to, foundations and endowments.

    Dealer compensation

    The financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	Class A1	Class B2	Class C3	Class R4
Commission (%)	—	4.00%	1.00%	—
Investment less than $50,000	5.00%	—	—	—
$50,000 but less than $100,000	4.00%	—	—	—
$100,000 but less than $250,000	3.00%	—	—	—
$250,000 but less than $500,000	2.00%	—	—	—
$500,000 but less than $1 million	1.60%	—	—	—
$1 million but less than $5 million	1.00%	—	—	—
$5 million but less than $25 million	0.50%	—	—	—
$25 million or more	0.25%	—	—	—
12b-1 fee to dealer	0.25%	0.25%	1.00%	0.50%

    1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive up to 0.25% of the 12b-1 fee applicable to Class A shares.
     2     On sales of Class B shares, the Distributor may pay your securities dealer an upfront commission of 4.00%. Your securities dealer may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. The Distributor has contracted to limit the Class B shares' 12b-1 fee to the 0.25% service fee from Oct. 1, 2013 through Feb. 27, 2015. After approximately eight years, Class B shares automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.
    3 O    n sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase.
    4     On sales of Class R shares, the Distributor does not pay your securities dealer an upfront commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.

    Payments to intermediaries

    The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with "shelf space" or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative, or shareholder processing services, marketing, educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments® Funds), the Fund's advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

    If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund's shares. The Manager or its affiliates may benefit from the Distributor's or its affiliates' payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund's shares.

    How to reduce your sales charge

    We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments® Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class R and Institutional Class shares have no upfront sales charge or CDSC so they are not included in the table below.

    Letter of intent

    Through a letter of intent you agree to invest a certain amount in Delaware Investments® Funds (except money market funds with no sales charge) over a 13-month period to qualify for reduced front-end sales charges.

Class A	Class B	Class C
Available	Not available	Although the letter of intent does not apply to the purchase of Class C shares, you can combine the value of your Class A shares with your purchase of Class C shares to fulfill your letter of intent.

    Rights of accumulation

    You can combine your holdings or purchases of all Delaware Investments® Funds (except money market funds with no sales charge), as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.

Class A	Class B	Class C
Available	Although the rights of accumulation do not apply to the purchase of Class B shares acquired upon reinvestment of dividends or capital gains, you can combine the value of your Class B shares purchased on or before May 31, 2007 with your purchase of Class A shares to qualify for rights of accumulation.	Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine your purchase of Class A shares with your purchase of Class C shares to fulfill your rights of accumulation.

    Reinvestment of redeemed shares

    Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A	Class B and Class C
Available. You may not have to pay an additional front-end sales charge.	Not available

    SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

    These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group.  Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class B and Class C
Available. You may not have to pay an additional front-end sales charge.	Not available

    Buying Class A shares at net asset value

    Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

      Shares purchased under the Delaware Investments® dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

      Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments® Fund, the Manager, or any of the Manager's current affiliates and those that may in the future be created; (ii) legal counsel to the Delaware Investments® Funds; and (iii) registered representatives and employees of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities, counsel, or broker/dealers may also purchase shares at NAV.

      Shareholders who own Class A shares of Delaware Cash Reserve® Fund as a result of a liquidation of a Delaware Investments® Fund may exchange into Class A shares of another Delaware Investments® Fund at NAV.

      Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments® Funds.

      Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

      Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee by their broker, dealer, or registered investment advisor when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

      Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

      Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund's Institutional Class, if applicable.

      Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with respect to such retirement platforms.

      Purchases by certain legacy bank-sponsored retirement plans that meet requirements set forth in the SAI.

      Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

      Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

      Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or DSC.

      Purchases by certain participants of particular group retirement plans as described in the SAI.

      Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

    Waivers of contingent deferred sales charges

    Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Investments® Funds' website at delawareinvestments.com. Additional information on sales charges can be found in the SAI, which is available upon request. Class R and Institutional Class shares do not have CDSCs so they are not included in the table below.

    The Fund's applicable CDSCs may be waived under the following circumstances:

    Redemptions in accordance with a systematic withdrawal plan

    Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

Classes A1, B, and C
Available

    Redemptions that result from the right to liquidate a shareholder's account

    Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

Classes A1, B, and C
Available

    Section 401(a) qualified retirement plan distributions

    Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

Class A1	Classes B and C
Available	Not available

    Section 401(a) qualified retirement plan redemptions

    Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

Class A1	Classes B and C
Available	Not available

    Periodic distributions from an individual retirement account

    Periodic distributions from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP,  SARSEP,  and Coverdell ESA) or a qualified plan2 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

Classes A1, B, and C
Available

    Returns of excess contributions due to any regulatory limit

    Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP,  SARSEP,  and Coverdell ESA) or a qualified plan2 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

Classes A1, B, and C
Available

    Distributions by other employee benefit plans

    Distributions by other employee benefit plans to pay benefits.

Class A1	Classes B and C
Available	Not available

    Systematic withdrawals from a retirement account or qualified plan

    Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan2 as described in Treas. Reg. §1.401(k)-1(d)(3) and
     Section 457(d)(1)(A)(iii) of the Internal Revenue Code. The systematic withdrawal may be pursuant to the systematic withdrawal plan for the Delaware Investments® Funds or a systematic withdrawal permitted by the Internal Revenue Code.

Classes A1, B, and C
Available

    Distributions from an account of a redemption resulting from death or disability

    Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Classes A1, B, and C
Available

    Redemptions by certain legacy retirement assets

    Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

Class A1	Class B	Class C
Available	Not available	Available

    Redemptions by the classes of shareholders who are permitted to purchase shares at NAV

    Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase.

Class A1	Classes B and C
Available	Not available

    1The waiver of Class A shares relates to a waiver of the Limited CDSC.  Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.
    2Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

    How to buy shares

    Through your financial advisor

    Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

    By mail

    Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

    Please note that purchase orders submitted by mail will not be considered accepted until such purchase orders are received by Delaware Investments at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA.

    By wire

    Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Shareholder Service Center at 800 523-1918 so we can assign you an account number.

    By exchange

    You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments® Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

    Through automated shareholder services

    You may purchase or exchange shares through our automated telephone service (for Class A, Class B, Class C, and Class R shares only), or through our website, delawareinvestments.com (for Class A, Class B, and Class C shares only). For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

    Calculating share price

    The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will pay that day's closing share price, which is based on a fund's NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next Business Day's price. We reserve the right to reject any purchase order.

    We determine the NAV per share for each class of a Delaware Investments® Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. For a fund that invests primarily in foreign securities, the NAV may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

    Fair valuation

    When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broad stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

    The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

    The Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board's oversight.

    Retirement plans

    In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call the Shareholder Service Center at 800 523-1918.

    Document delivery

    To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund's financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Shareholder Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

    Inactive accounts

    Please note that your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

    How to redeem shares

    When you send us a properly completed request to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check and sell them before your check has cleared, which can take up to 15 days, we will wait until your check has cleared before we send you your redemption proceeds.

    If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

    If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

    Through your financial advisor

    Your financial advisor can handle all the details of redeeming your shares (selling them back to a Fund). Your financial advisor may charge a separate fee for this service.

    By mail

    You may redeem your shares by mail by writing to: Delaware Investments at P.O. Box 9876, Providence, RI 02940-8076 for redemptions by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

    Please note that redemption orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at
     P.O. Box 9876, Providence, RI 02940-8076 for redemptions by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA.

    By telephone

    You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

    By wire

    You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

    Through automated shareholder services

    You may redeem shares through our automated telephone service (for Class A, Class B, Class C, and Class R shares only) or through our website, delawareinvestments.com (for Class A, Class B, and Class C shares only). For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

    Redemptions-in-kind

    The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

    Account minimums

    For Class A, Class B, Class C, and Class R shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, it may be redeemed after 60 days' written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

    For Institutional Class shares, if you redeem shares and your account balance falls below $250, your shares may be redeemed after 60 days' written notice to you.

    Investor services

    To help make investing with us as easy as possible, and to help you build your investments, we offer the following investor services.

    Automatic investment plan

    The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

    Direct deposit

    With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

    Electronic delivery

    With Delaware eDelivery, you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment at any time, from anywhere.

    Online account access

    Online account access is a password-protected area of the Delaware Investments® Funds' website that gives you access to your account information and allows you to perform transactions in a secure internet environment.

    Systematic exchange option

    With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments® Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

    Dividend reinvestment plan

    Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments® Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

    Exchanges

    You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of the Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.) You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager's judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

    On demand service

    The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

    Direct deposit service

    Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

    Systematic withdrawal plan

    You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

     The applicable Limited CDSC for Class A shares and the CDSC for Class B and C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

    Frequent trading of Fund shares

    The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

    Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within 90 rolling calendar days of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

    Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

    Redemptions will continue to be permitted in accordance with the Fund's current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

    The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

    Risks of market timing

    By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

    A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

    Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

    Transaction monitoring procedures

    The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

    Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund's monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to an omnibus account, the Fund's transfer agent will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that the Fund's transfer agent believes the intermediary's procedures are reasonably designed to enforce the Fund's frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund's transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. If the Fund's transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary's ability to transact in Fund shares.

    Limitations on ability to detect and curtail market timing

    Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

    Dividends, distributions, and taxes

    Dividends and distributions

    The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

    Annual statements

    Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

    Avoid "buying a dividend"

    At the time you purchase your Fund shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

    Tax considerations

    Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

    For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Fund is primarily derived from investments in U.S. REITs, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

    The Fund may derive "excess inclusion income" from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

    Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares purchased or acquired on or after Jan. 1, 2012 ("covered shares"). Cost basis will be calculated using the Fund's default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Investments website at delawareinvestments.com as the information becomes available.

    Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

    Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

    State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

    Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. Effective for distributions with respect to taxable years of the Fund that begin before Jan. 1, 2014, exemptions from U.S. withholding also apply to interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

    Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after Dec. 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

    This discussion of "Dividends, distributions, and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

    Certain management considerations

    Investments by funds of funds and similar investment vehicles

    The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

    Financial highlights

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the 2010, 2011, 2012, and 2013 fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918. For the fiscal year prior to 2010, the Fund's prior independent registered public accounting firm audited the Fund's financial statements.

    Delaware REIT Fund

					Year ended
Class A shares	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$12.850	$11.530	$10.460	$7.630	$8.200
Income (loss) from investment operations:
Net investment income[1]	0.153	0.122	0.098	0.131	0.221
Net realized and unrealized gain (loss)	1.100	1.412	1.145	2.886	(0.509)
Total from investment operations	1.253	1.534	1.243	3.017	(0.288)
Less dividends and distributions from:
Net investment income	(0.233)	(0.214)	(0.173)	(0.187)	(0.224)
Return of capital	—	—	—	—	(0.058)
Total dividends and distributions	(0.233)	(0.214)	(0.173)	(0.187)	(0.282)

Net asset value, end of period	$13.870	$12.850	$11.530	$10.460	$7.630
Total return[2]	9.82%	13.38%	12.01%	39.84%	(2.97%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,593	$83,114	$75,149	$82,646	$64,237
Ratio of expenses to average net assets	1.31%	1.30%	1.51%	1.53%	1.48%
Ratio of expenses to average net assets prior to fees waived	1.36%	1.35%	1.57%	1.62%	1.88%
Ratio of net investment income to average net assets	1.11%	0.98%	0.89%	1.42%	3.38%
Ratio of net investment income to average net assets prior to fees waived	1.06%	0.93%	0.83%	1.33%	2.98%
Portfolio turnover	101%	87%	129%	175%	174%
1	The average shares outstanding method has been applied for per share information.
2

    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

    Delaware REIT Fund

					Year ended
Class B shares	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$12.830	$11.510	$10.450	$7.620	$8.190
Income (loss) from investment operations:
Net investment income[1]	0.054	0.028	0.015	0.061	0.173
Net realized and unrealized gain (loss)	1.107	1.415	1.136	2.888	(0.511)
Total from investment operations	1.161	1.443	1.151	2.949	(0.338)
Less dividends and distributions from:
Net investment income	(0.131)	(0.123)	(0.091)	(0.119)	(0.174)
Return of capital	—	—	—	—	(0.058)
Total dividends and distributions	(0.131)	(0.123)	(0.091)	(0.119)	(0.232)

Net asset value, end of period	$13.860	$12.830	$11.510	$10.450	$7.620

Total return[2]	9.00%	12.57%	11.08%	38.88%	(3.73%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$764	$1,857	$3,863	$7,393	$10,985
Ratio of expenses to average net assets	2.02%	2.05%	2.26%	2.28%	2.23%
Ratio of expenses to average net assets prior to fees waived	2.06%	2.05%	2.27%	2.32%	2.58%
Ratio of net investment income to average net assets	0.40%	0.23%	0.14%	0.67%	2.63%
Ratio of net investment income to average net assets prior to fees waived	0.36%	0.23%	0.13%	0.63%	2.28%
Portfolio turnover	101%	87%	129%	175%	174%
1	The average shares outstanding method has been applied for per share information.
2

    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

    Delaware REIT Fund

					Year ended
Class C shares	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$12.830	$11.510	$10.450	$7.620	$8.190
Income (loss) from investment operations:
Net investment income[1]	0.050	0.028	0.015	0.062	0.173
Net realized and unrealized gain (loss)	1.111	1.415	1.136	2.887	(0.511)
Total from investment operations	1.161	1.443	1.151	2.949	(0.338)
Less dividends and distributions from:
Net investment income	(0.131)	(0.123)	(0.091)	(0.119)	(0.174)
Return of capital	—	—	—	—	(0.058)
Total dividends and distributions	(0.131)	(0.123)	(0.091)	(0.119)	(0.232)

Net asset value, end of period	$13.860	$12.830	$11.510	$10.450	$7.620

Total return[2]	9.00%	12.57%	11.08%	38.88%	(3.73%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,083	$20,198	$18,345	$18,713	$16,314
Ratio of expenses to average net assets	2.06%	2.05%	2.26%	2.28%	2.23%
Ratio of expenses to average net assets prior to fees waived	2.06%	2.05%	2.27%	2.32%	2.58%
Ratio of net investment income to average net assets	0.36%	0.23%	0.14%	0.67%	2.63%
Ratio of net investment income to average net assets prior to fees waived	0.36%	0.23%	0.13%	0.63%	2.28%
Portfolio turnover	101%	87%	129%	175%	174%
1	The average shares outstanding method has been applied for per share information.
2

    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

    Delaware REIT Fund

					Year ended
Class R shares	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$12.850	$11.530	$10.460	$7.630	$8.200
Income (loss) from investment operations:
Net investment income[1]	0.119	0.091	0.071	0.109	0.205
Net realized and unrealized gain (loss)	1.100	1.412	1.145	2.885	(0.509)
Total from investment operations	1.219	1.503	1.216	2.994	(0.304)
Less dividends and distributions from:
Net investment income	(0.199)	(0.183)	(0.146)	(0.164)	(0.208)
Return of capital	—	—	—	—	(0.058)
Total dividends and distributions	(0.199)	(0.183)	(0.146)	(0.164)	(0.266)

Net asset value, end of period	$13.870	$12.850	$11.530	$10.460	$7.630

Total return[2]	9.54%	13.09%	11.73%	39.50%	(3.21%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,503	$9,446	$6,368	$5,680	$3,596
Ratio of expenses to average net assets	1.56%	1.55%	1.76%	1.78%	1.73%
Ratio of expenses to average net assets prior to fees waived	1.65%	1.65%	1.87%	1.92%	2.18%
Ratio of net investment income to average net assets	0.86%	0.73%	0.64%	1.17%	3.13%
Ratio of net investment income to average net assets prior to fees waived	0.77%	0.63%	0.53%	1.03%	2.68%
Portfolio turnover	101%	87%	129%	175%	174%

1	The average shares outstanding method has been applied for per share information.
2

    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

    Delaware REIT Fund

					Year ended
Institutional Class shares	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$12.880	$11.550	$10.480	$7.640	$8.220
Income (loss) from investment operations:
Net investment income[1]	0.188	0.153	0.127	0.155	0.238
Net realized and unrealized gain (loss)	1.099	1.422	1.144	2.893	(0.520)
Total from investment operations	1.287	1.575	1.271	3.048	(0.282)
Less dividends and distributions from:
Net investment income	(0.267)	(0.245)	(0.201)	(0.208)	(0.240)
Return of capital	—	—	—	—	(0.058)
Total dividends and distributions	(0.267)	(0.245)	(0.201)	(0.208)	(0.298)

Net asset value, end of period	$13.900	$12.880	$11.550	$10.480	$7.640

Total return[2]	10.07%	13.72%	12.27%	40.23%	(2.72%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$106,221	$101,102	$98,003	$96,243	$99,334
Ratio of expenses to average net assets	1.06%	1.05%	1.26%	1.28%	1.23%
Ratio of expenses to average net assets prior to fees waived	1.06%	1.05%	1.27%	1.32%	1.58%
Ratio of net investment income to average net assets	1.36%	1.23%	1.14%	1.67%	3.63%
Ratio of net investment income to average net assets prior to fees waived	1.36%	1.23%	1.13%	1.63%	3.28%
Portfolio turnover	101%	87%	129%	175%	174%
1	The average shares outstanding method has been applied for per share information.
2

    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

    How to read the financial highlights

    Net investment income (loss)
    Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

    Net realized and unrealized gain (loss) on investments
     A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain."

    Net asset value (NAV)
    This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

    Total return
    This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

    Net assets
     Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

    Ratio of expenses to average net assets
    The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

    Ratio of net investment income (loss) to average net assets
    We determine this ratio by dividing net investment income (loss) by average net assets.

    Portfolio turnover
     This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

    Additional information

    Contact information

      Website: delawareinvestments.com

      Shareholder Service Center: 800 523-1918 (representatives available weekdays from 8:30 a.m. to 6:00 p.m. Eastern time)

        For fund information, literature, price, yield, and performance figures.

        For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

      Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

        For convenient access to account information or current performance information on all Delaware Investments® Funds, use this touch-tone service.

      Written correspondence: P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

    Additional information about the Fund's investments is available in its annual and semiannual shareholder reports. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund's website (delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

    You can find reports and other information about the Fund on the EDGAR database on the SEC website (sec.gov). You may obtain copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

    PR-095 [10/13] PDF 19629 [2/14]

    Investment Company Act number: 811-06322